                                                                   Exhibit 10.10

                                                                  EXECUTION COPY

                             LEASE AGREEMENT BETWEEN

                           W9/TIB III REALTY, L.L.C.,

                                AS LANDLORD, AND

                                 AIRVANA, INC.,

                                    AS TENANT

                              DATED AUGUST 4, 2005

                    21 ALPHA ROAD, CHELMSFORD, MASSACHUSETTS

                             BASIC LEASE INFORMATION

Lease Date:                      August 4, 2005

Landlord:                        W9/TIB III REALTY, L.L.C., a Delaware limited liability
                                 company

Tenant:                          AIRVANA, INC., a Delaware corporation

Premises:                        Approximately 22,622 square feet in the building as more
                                 particularly shown on Exhibit A attached hereto, which
                                 building contains approximately 64,250 rentable square
                                 feet (the "BUILDING") and is located at 21 Alpha Road,
                                 Chelmsford, Massachusetts, as shown on the site plan
                                 attached hereto as Exhibit A-1. The land on which the
                                 Building is located (the "LAND") is described on Exhibit
                                 B and includes certain parking areas, roadways and
                                 driveways. The term "PROJECT" shall collectively refer to
                                 the Building, the Land and the driveways, parking
                                 facilities, loading dock areas, roadways, any rail tracks
                                 associated with the Building and similar improvements and
                                 easements associated with the foregoing or the operation
                                 thereof.

Term:                            Approximately seventy-seven (77) months, commencing on
                                 the Commencement Date and ending at 11:59 p.m. local time
                                 on April 30, 2012, subject to adjustment and earlier
                                 termination as provided in the Lease.

Commencement Date:               The earlier of (a) the date on which Tenant occupies any
                                 portion of the Premises and begins conducting business
                                 therein, provided that the term "conducting business"
                                 shall not include the completion of the Work, or (b)
                                 subject to the provisions of Section 28(g) below,
                                 November 20, 2005. Subject to the provisions of Section
                                 28(g) below, Tenant shall have access to the Premises
                                 upon full execution of the Lease for performance of the
                                 Work and installation of communications equipment and
                                 furniture and other fit-up components, business fixtures
                                 and equipment. During the period between the date on
                                 which Tenant takes possession of the Premises for such
                                 purposes and the Commencement Date, Tenant shall be
                                 subject to all the provisions of this Lease except
                                 payment of Basic Rent and Additional Rent (defined
                                 below).

Basic Rent                       Basic Rent shall be the following amounts for the
                                 following periods of time:

                                                                           ANNUAL BASIC    MONTHLY
                                 LEASE MONTH                                RENT RATE    BASIC RENT
                                 -----------                               ------------  ----------
                                 Commencement Date through April 30, 2008   $203,598.00  $16,966.50

                                 May 1, 2008 through April 30, 2010         $214,909.00  $17,909.08

                                 May 1, 2010 through April 30, 2012         $220,564.50  $18,380.38

                                 As used herein, the term "LEASE MONTH" means each
                                 calendar month during the Term (and if the Commencement
                                 Date does not occur on the first day of a calendar month,
                                 the period from the Commencement Date to the first day of
                                 the next calendar month shall be included in the first
                                 Lease Month for purposes of determining the duration of
                                 the Term and the monthly Basic Rent rate applicable for
                                 such partial month).

Additional Rent:                 Tenant's Proportionate Share of Operating Costs, Taxes
                                 and Insurance Costs.

Letter of Credit:                $50,899.50

Rent:                            Basic Rent, Additional Rent, and all other sums that
                                 Tenant may owe to Landlord or otherwise be required to
                                 pay under the Lease.

Permitted Use:                   Office, research and development laboratory and light
                                 assembly.

Tenant's Proportionate Share:    35.20%, which is the percentage obtained by dividing (a)
                                 the number of rentable square feet in the Premises as
                                 stated above by (b) the 64,250 rentable square feet in
                                 the Building. Landlord and Tenant stipulate that the
                                 number of rentable square feet in the Premises and in the
                                 Building set forth above is conclusive and shall be
                                 binding upon them.

Initial Liability Insurance      $3,000,000
Amount:

Tenant's Address:                Prior to Commencement Date:          Following Commencement Date:

                                 Airvana, Inc.                        Airvana, Inc.
                                 19 Alpha Road                        19 Alpha Road
                                 Chelmsford, MA  01824                Chelmsford, MA 01824
                                 Attention: Chief Financial Officer   Attention: Chief Financial Officer
                                 Telephone: 978-250-3000              Telephone: 978-250-3000
                                 Telecopy: 978-250-3910               Telecopy: 978-250-3910

                                 With a copy to:

                                 Wilmer Cutler Pickering
                                 Hale and Dorr LLP
                                 60 State Street
                                 Boston, MA 02109
                                 Attention: Paul Jakubowski, Esq.
                                 Telephone: 617-526-6193
                                 Telecopy: 617-526-5000

Landlord's Address:                                                   With a copy to:

                                 W9/TIB III Realty, L.L.C.            W9/TIB III Realty, L.L.C.
                                 c/o Grubb & Ellis Management         c/o Archon Group, L.P.
                                 Services, Inc.                       600 East Las Colinas Blvd., Suite 400
                                 267 Boston Road, Suite 6             Irving, Texas 75039
                                 Billerica, MA 01862                  Attention: General Counsel - 19 Alpha Road, Chelmsford, MA
                                 Attention: Property Manager          Telephone: 972-368-2200
                                 Telephone: 978-439-8000              Telecopy: 972-368-3199
                                 Telecopy: 978-439-8080

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                                  W9/TIB III REALTY, L.L.C., a Delaware
                                           limited liability company


                                           By: /s/ John Matteson
                                               ---------------------------------
                                           Name: John Matteson
                                           Title: Vice President


TENANT:                                    AIRVANA, INC., a Delaware corporation


                                           By: /s/ David P. Gamache
                                               ---------------------------------
                                           Name: David P. Gamache
                                           Title: CFO and Vice President

                                TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                     -----------
1.  Definitions and Basic Provisions..............................             1
2.  Lease Grant...................................................             1
3.  Tender of Possession..........................................             1
4.  Rent..........................................................             1
    (a)  Payment..................................................             1
    (b)  Operating Costs; Taxes...................................             1
    (c)  Tenant Inspection Right..................................             4
    (d)  [Intentionally Omitted.].................................             4
5.  Delinquent Payment; Handling Charges..........................             5
6.  Intentionally omitted.........................................             5
7.  Landlord's Maintenance Obligations............................             5
    (a)  Building's Structure.....................................             5
    (b)  Other Landlord Obligations...............................             5
    (c)  Landlord Representations.................................             5
8.  Improvements; Alterations; Tenant's Maintenance and Repair
       Obligations................................................             6
    (a)  Improvements; Alterations................................             6
    (b)  Repairs; Maintenance.....................................             6
    (c)  Performance of Work......................................             7
    (d)  Mechanic's Liens.........................................             7
    (e)  Janitorial Services......................................             7
9.  Utilities.....................................................             8
10. Use...........................................................             8
11. Assignment and Subletting.....................................             8
    (a)  Transfers................................................             8
    (b)  Consent Standards........................................             8
    (c)  Request for Consent......................................             8
    (d)  Conditions to Consent....................................             9
    (e)  Attornment by Subtenants.................................             9
    (f)  Cancellation.............................................             9
    (g)  Additional Compensation..................................             9
    (h)  Permitted Transfers......................................            10
12. Insurance; Waivers; Subrogation; Indemnity....................            10
    (a)  Tenant's Insurance.......................................            10
    (b)  Landlord's Insurance.....................................            11
    (c)  No Subrogation; Waiver of Property Claims................            11
    (d)  Indemnity................................................            11
    (e)  Cost of Landlord's Insurance.............................            12
13. Subordination; Attornment; Notice to Landlord's Mortgagee.....            12
    (a)  Subordination............................................            12
    (b)  Attornment...............................................            12
    (c)  Notice to Landlord's Mortgagee...........................            12
    (d)  Landlord's Mortgagee's Protection Provisions.............            12
    (e)  Subordination, Non-Disturbance and Attornment Agreement..            13
14. Rules and Regulations.........................................            13
15. Condemnation..................................................            13
    (a)  Total Taking.............................................            13
    (b)  Partial Taking - Tenant's Rights.........................            13
    (c)  Partial Taking - Landlord's Rights.......................            13
    (d)  Temporary Taking.........................................            14
    (e)  Award....................................................            14
    (f)  Restoration..............................................            14

16. Fire or Other Casualty........................................            14
    (a)  Repair Estimate..........................................            14
    (b)  Tenant's Rights..........................................            14
    (c)  Landlord's Rights........................................            14
    (d)  Repair Obligation........................................            15
    (e)  Abatement of Rent........................................            15
17. Personal Property Taxes.......................................            15
18. Events of Default.............................................            15
    (a)  Payment Default..........................................            15
    (b)  Cross Default............................................            15
    (c)  Estoppel.................................................            16
    (d)  Insurance................................................            16
    (e)  Mechanic's Liens.........................................            16
    (f)  Other Defaults...........................................            16
    (g)  Insolvency...............................................            16
19. Remedies......................................................            16
    (a)  Termination of Lease.....................................            16
    (b)  Termination of Possession................................            16
    (c)  Perform Acts on Behalf of Tenant.........................            17
20. Payment by Tenant; Non-Waiver; Cumulative Remedies............            17
    (a)  Payment by Tenant........................................            17
    (b)  No Waiver................................................            17
    (c)  Cumulative Remedies......................................            17
21. Intentionally Omitted.........................................            17
22. Surrender of Premises.........................................            17
23. Holding Over..................................................            18
24. Certain Rights Reserved by Landlord...........................            18
    (a)  Building Operations......................................            18
    (b)  Security.................................................            18
    (c)  Prospective Purchasers and Lenders.......................            19
    (d)  Prospective Tenants......................................            19
25. Intentionally omitted.........................................            19
26. Miscellaneous.................................................            19
    (a)  Landlord Transfer........................................            19
    (b)  Landlord's Liability.....................................            19
    (c)  Force Majeure............................................            19
    (d)  Brokerage................................................            19
    (e)  Estoppel Certificates....................................            19
    (f)  Notices..................................................            20
    (g)  Separability.............................................            20
    (h)  Amendments; Binding Effect; No Electronic Records........            20
    (i)  Quiet Enjoyment..........................................            20
    (j)  No Merger................................................            20
    (k)  No Offer.................................................            20
    (l)  Entire Agreement.........................................            20
    (m)  Waiver of Jury Trial.....................................            20
    (n)  Governing Law............................................            20
    (o)  Notice of Lease..........................................            21
    (p)  Water or Mold Notification...............................            21
    (q)  Joint and Several Liability..............................            21
    (r)  Financial Reports........................................            21
    (s)  Landlord's Fees..........................................            21
    (t)  Telecommunications.......................................            21
    (u)  Confidentiality..........................................            21
    (v)  Authority................................................            22
    (w)  Rooftop Equipment........................................            22

    (x)  Signage..................................................            22
    (y)  List of Exhibits.........................................            23
    (z)  Prohibited Persons and Transactions......................            23
    (aa) Landlord's Default.......................................            23
    (bb) Failure of Tenant to Continuously Occupy the Premises....            23
27. Letter of Credit..............................................            23
    (a)  General Provisions.......................................            23
    (b)  Drawings under Letter of Credit..........................            24
    (c)  Use of Proceeds by Landlord..............................            24
    (d)  Additional Covenants of Tenant...........................            25
    (e)  Transfer of Letter of Credit.............................            25
    (f)  Nature of Letter of Credit...............................            25
28. Environmental Requirements....................................            25
    (a)  Prohibition against Hazardous Materials..................            25
    (b)  Environmental Requirements...............................            26
    (c)  Removal of Hazardous Materials...........................            26
    (d)  Tenant's Indemnity.......................................            26
    (e)  Inspections and Tests....................................            27
    (f)  Tenant's Financial Assurance in the Event of a Breach....            27
    (g)  ACM Removal..............................................            27
29. Parking.......................................................            28
30. Other Provisions..............................................            28

                              LIST OF DEFINED TERMS

                                                                       PAGE NO.
                                                                     -----------
19 ALPHA ROAD LEASE...............................................            15
2004 ESTIMATED OPERATING COSTS....................................             2
ABATEMENT PERIOD..................................................            27
ACM CONTRACTORS...................................................            27
ACM WORK..........................................................            27
AFFILIATE.........................................................             1
APPROVAL CRITERIA.................................................           D-2
ARCHITECT.........................................................           D-1
AS-IS.............................................................           D-1
BASIC LEASE INFORMATION...........................................             1
BUILDING..........................................................             i
BUILDING'S STRUCTURE..............................................             1
BUILDING'S SYSTEMS................................................             1
CASUALTY..........................................................            14
COMPLETED APPLICATION FOR PAYMENT.................................           D-3
CONSTRUCTION ALLOWANCE............................................           D-3
CONSTRUCTION ALLOWANCE INCREASE...................................           D-3
DAMAGE NOTICE.....................................................            14
DEFAULT RATE......................................................             5
ENVIRONMENTAL REQUIREMENTS........................................            26
EVENT OF DEFAULT..................................................            15
FINAL LC EXPIRATION DATE..........................................            23
GAAP..............................................................            10
HAZARDOUS MATERIALS...............................................            26
INSURANCE COSTs...................................................            12
LAND..............................................................             i
LANDLORD..........................................................        1, E-1
LANDLORD'S MORTGAGEE..............................................            12
LAW...............................................................             1
LAWS..............................................................             1
LC PROCEEDS ACCOUNT...............................................            24
LEASE.............................................................   1, E-1, F-1
LEASE MONTH.......................................................             i
LETTER OF CREDIT..................................................            23
LETTER OF CREDIT AMOUNT...........................................            23
LOSS..............................................................            11
MORTGAGE..........................................................            12
OFAC..............................................................            23
OPERATING COSTS...................................................             2
OPERATING COSTS AND TAX STATEMENT.................................             4
PERMITTED TRANSFER................................................             9
PERMITTED TRANSFEREE..............................................             9
PREVAILING RENTAL RATE............................................           G-1
PRIMARY LEASE.....................................................            12
PROJECT...........................................................             i
PUNCHLIST ITEMS...................................................           E-1
REPAIR PERIOD.....................................................            14
RESTRICTED PARKING AREA...........................................             8
ROOFTOP EQUIPMENT.................................................            22
SECURITY DEPOSIT LAWS.............................................            25
SNDA..............................................................            13

SPACE PLANS.......................................................           D-1
SUBSTANTIAL COMPLETION............................................           D-3
SUBSTANTIALLY COMPLETED...........................................           D-3
TAKING............................................................            13
TANGIBLE NET WORTH................................................            10
TAXES.............................................................             3
TELECOMMUNICATIONS SERVICES.......................................            21
TENANT............................................................    1, 16, E-1
TENANT PARTY......................................................             1
TENANT'S OFF-PREMISES EQUIPMENT...................................             1
TOTAL CONSTRUCTION COSTS..........................................           D-3
TRANSFER..........................................................             8
WORK..............................................................           D-1
WORKING DRAWINGS..................................................           D-1

                                      LEASE

     THIS LEASE AGREEMENT (this "LEASE") is entered into as of August __, 2005, between W9/TIB III REALTY, L.L.C., a Delaware limited liability company ("LANDLORD"), and AIRVANA, INC., a Delaware corporation ("TENANT").

     1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "AFFILIATE" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "BUILDING'S STRUCTURE" means the Building's exterior walls, roof, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "BUILDING'S SYSTEMS" means the Building's HVAC, life-safety, plumbing, electrical, and mechanical systems; "including" means including, without limitation; "LAWS" means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders, and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and "LAW" means any of the foregoing; "TENANT'S OFF-PREMISES EQUIPMENT" means any of Tenant's equipment or other property that may be located on or about the Project (other than on the Premises); and "TENANT PARTY" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, licensees, guests and invitees.

     2. LEASE GRANT. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

     3. TENDER OF POSSESSION. Possession of the Premises will be tendered to Tenant in the condition required by this Lease on the Lease Date. Within ten
(10) days after request by Landlord, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, and (2) that Tenant has accepted the Premises. However, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent and Additional Rent.

     4. RENT.

          (a) PAYMENT. Tenant shall timely pay to Landlord Rent, without notice (except as set forth in Section 4(b)(1) below), demand, deduction or set off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. The obligations of Tenant to pay Basic Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month, and shall be due on the Commencement Date. Payments of Basic Rent for any fractional calendar month at the end of the Term shall be similarly prorated. Tenant shall pay Additional Rent at the same time and in the same manner as Basic Rent.

          (b) OPERATING COSTS; TAXES.

               (1) Tenant shall pay to Landlord Tenant's Proportionate Share of the annual Operating Costs (defined below). Landlord may make a good faith estimate of Tenant's Proportionate Share of Operating Costs to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Tenant's

     Proportionate Share of Operating Costs for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the amount of Tenant's Proportionate Share of Operating Costs to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Tenant's Proportionate Share of Operating Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of Tenant's Proportionate Share of Operating Costs as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

               (2) The term "OPERATING COSTS" means all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Project, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Project (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Project), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Project; (C) repairs and general maintenance of the Project including paving and parking areas, roads, roof repairs (Landlord is responsible, at its sole cost and expense, for replacement of the parking areas and Building Structure items as provided in Section 7), alleys and driveways, trash collection, sweeping and removal of trash for the common areas, mowing and snow removal, landscaping and exterior painting, the cost of maintaining utility lines, fire sprinklers and fire protection systems, exterior lighting, and mechanical and plumbing systems serving the Project and, to the extent the following items serve more than one tenant in the Project, dock doors, drains and sump pumps; (D) other costs (exclusive of fair market rental) with respect to the management office for the Project; (E) service, maintenance and management contracts with independent contractors for the operation, maintenance, management, repair, replacement, and security of the Project (including alarm service, window cleaning, and elevator maintenance); (F) costs of professional services rendered for the general benefit of the Project; (G) environmental insurance or environmental management fees; (H) the cost of any insurance deductibles for insurance required to be maintained by Landlord; and (I) costs for capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any new interpretations of any Law hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion. Attached hereto as Exhibit J is a line item summary of estimated Operating Costs for calendar year 2005 ("2005 ESTIMATED OPERATING COSTS") and said line item summary encompasses all categories of Operating Costs for the Project. The 2005 Estimated Operating Costs reflect Landlord's good faith estimate of such estimated Operating Costs for calendar year 2005. Notwithstanding the 2005 Estimated Operating Costs, Tenant acknowledges and agrees that the actual Operating Costs for calendar year 2005 and for future calendar years may exceed the 2005 Estimated Operating Costs and that Landlord is making no representation or warranty as to the actual Operating Costs for calendar year 2005 and for future calendar years. Notwithstanding any provisions of this Lease to the contrary, Operating Costs related to the Project (as opposed to Operating Costs related solely to the Premises) shall be determined by the recorded easement agreements referenced in Exhibit B attached hereto and Tenant's Proportionate Share of Operating Costs related to the Project shall equal all those costs Landlord is required to pay under said easement agreements as fee owner of the Premises exclusive of any costs relating to the replacement of the parking areas.

          If any roof repair caused by a roof leak is required (provided such leak was not caused by any act or omission by any Tenant Party) on more than five (5) different occasions in a given calendar year and an experienced roof consultant mutually selected by Landlord and Tenant determines in its reasonable judgment that the roof should be replaced (as opposed to repaired), Landlord shall replace the roof within a reasonable time period at its sole cost and expense.

          Operating Costs shall not include costs for (i) capital improvements made to the Project, other than capital improvements described in Section 4(b)(2)(I) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies (if any), and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) principal, interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Project tenants generally (e.g., tax disputes) (vii) Taxes; (viii) Insurance Costs; (ix) renovating or otherwise improving space for occupants of the Project or vacant space in the Project; (x) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project; (xi) any ground or underlying lease rental; (xii) rentals for items which if purchased, rather than rented, would constitute a capital cost; (xiii) costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed; (xiv) advertising and promotional expenditures, and costs of acquisition and maintenance of signs in or on the Building identifying the owner of the Building; (xv) marketing costs, including attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments), space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with prospective tenants or other occupants of the Building; (xvi) management fees paid or charged by Landlord in connection with the management of the Building to the extent such management fee is in excess of the management fee customarily paid or charged by landlords of the comparable buildings in the vicinity of the Building; (xvii) amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (xviii) Landlord's general corporate overhead and general and administrative expenses; (xix) costs incurred in connection with upgrading the Building to comply with laws, rules, regulations and codes in effect prior to the Lease Date; (xx) all assessments and premiums (exclusive of real estate taxes and insurance premiums) which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments without any interest or penalties, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Costs except in the year in which the assessment or premium installment is actually paid; (xxi) costs arising from Landlord's charitable or political contributions; (xxii) costs for sculpture, paintings or other objects of art; and (xxiii) costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants.

               (3) Tenant shall also pay Tenant's Proportionate Share of the Taxes for each year and partial year falling within the Term. Tenant shall pay Tenant's Proportionate Share of Taxes in the same manner as provided above for Tenant's Proportionate Share of Operating Costs. "TAXES" means taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Project (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income, and inheritance, estate, succession, transfer, gift, franchise, or capital stock tax, or any income taxes arising out of or related to ownership and operation of income producing real estate, or any excise taxes imposed upon Landlord based upon gross or net rentals or other income received by it (if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Project. Upon Tenant's reasonable prior written request of Landlord, Tenant may request that Landlord file for an abatement or protest or appeal the appraised value of the Premises. Tenant shall use good faith efforts to provide notice to Landlord of such request at least forty-five (45) days prior to the date by which such abatement, protest or appeal must be filed under applicable Law. Within fifteen (15) business days of the date Landlord receives such request from Tenant, Landlord shall notify Tenant as to whether Landlord elects to pursue such abatement, protest or appeal, and, if Landlord so elects to pursue the same, then within a reasonable period of time required to preserve Landlord's rights to engage in any such abatement, protest or appeal, Landlord shall commence and diligently pursue such abatement, protest or appeal with an attorney or tax consultant reasonably satisfactory to Tenant. Tenant hereby acknowledges that Deloitte Touche (or any other national firm with which Landlord has an arrangement from time to time with respect to abatement work) shall be deemed acceptable to Tenant. If within such fifteen (15) business day period Landlord does not notify Tenant that Landlord elects to pursue any such abatement, protest or appeal, Tenant shall then have the right to pursue such abatement, protest or appeal using an attorney or tax consultant reasonably satisfactory to Landlord.

               (4) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Taxes for the previous year (the "OPERATING COSTS AND TAX STATEMENT"). If Tenant's payments of Operating Costs or Taxes under this
     Section 4(b) for the year covered by the Operating Costs and Tax Statement exceed Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant's payments of Operating Costs or Taxes under this Section 4(b) for such year are less than Tenant's Proportionate Share of such items as indicated in the Operating Costs and Tax Statement, then Tenant shall promptly pay Landlord such deficiency.

          (c) TENANT INSPECTION RIGHT. After receiving an annual Operating Costs and Tax Statement and giving Landlord 30-days' prior written notice thereof, Tenant may inspect or audit Landlord's records relating to Operating Costs and Taxes for the period of time covered by such Operating Costs and Tax Statement in accordance with the following provisions. If Tenant fails to object to the calculation of Operating Costs and Taxes on an annual Operating Costs and Tax Statement within 60 days after the statement has been delivered to Tenant, or if Tenant fails to conclude its audit or inspection within 120 days after the statement has been delivered to Tenant, then Tenant shall have waived its right to object to the calculation of Operating Costs and Taxes for the year in question and the calculation of Operating Costs and Taxes set forth on such statement shall be final. Tenant's audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord's business, and shall be conducted only during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection, including $150 per hour of Landlord's or the building manager's employee time devoted to such inspection or audit in excess of eight (8) hours for any such inspection or audit to reimburse Landlord for its overhead costs allocable to the inspection or audit, unless the total Operating Costs and Taxes for the period in question is determined to be in error by more than 5% in the aggregate, and, as a result thereof, Tenant paid to Landlord at least 5% more than the actual Operating Costs and Taxes due for such period, in which case Landlord shall pay the audit cost. Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. Tenant or the accounting firm conducting such audit shall, at no charge to Landlord, submit its audit report in draft form to Landlord for Landlord's review and comment before the final approved audit report is submitted to Landlord, and any reasonable comments by Landlord shall be incorporated into the final audit report. If such inspection or audit reveals that an error was made in the Operating Costs or Taxes previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within 30 days after notification thereof. Provided Landlord's accounting for Operating Costs and Taxes is consistent with the terms of this Lease, Landlord's good faith judgment regarding the proper interpretation of this Lease and the proper accounting for Operating Costs and Taxes shall be binding on Tenant in connection with any such audit or inspection. Tenant shall maintain the results of each such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection, other than an independent firm of certified public accountants (1) reasonably acceptable to Landlord, (2) which is not compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection (and Tenant shall deliver the fee agreement or other similar evidence of such fee arrangement to Landlord upon request), and (3) which agrees with Landlord in writing to maintain the results of such audit or inspection confidential. Notwithstanding the foregoing, Tenant shall have no right to conduct an audit if Landlord furnishes to Tenant an audit report for the period of time in question prepared by an independent certified public accounting firm of recognized national standing (whether originally prepared for Landlord or another party). Nothing in this Section 4(c) shall be construed to limit, suspend or abate Tenant's obligation to pay Rent when due, including Additional Rent.

          (d) [Intentionally Omitted.]

     5. DELINQUENT PAYMENT; HANDLING CHARGES. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of twelve percent (12%) per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the "DEFAULT RATE"); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee not greater than five percent of the delinquent payment to reimburse Landlord for its reasonable and actual costs incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first occurrence (but not any subsequent occurrence) during any 12 month period that Tenant fails to make payment when due, until five days after Landlord delivers written notice of such delinquency to Tenant.

     6. INTENTIONALLY OMITTED.

     7. LANDLORD'S MAINTENANCE OBLIGATIONS.

          (a) BUILDING'S STRUCTURE. This Lease is intended to be a net lease; accordingly, Landlord's obligations are limited to the replacement of the Building's Structure and the parking areas, at its sole cost and expense; Landlord shall not be responsible for (1) any such work until Tenant notifies Landlord of the need therefor in writing or (2) for alterations to the Building's Structure required by applicable Law because of Tenant's use of the Premises (which alterations shall be Tenant's responsibility). Neither Landlord nor Tenant shall have the roof inspected or have any communications with any person or entity regarding any aspect of the roof without obtaining the prior written consent of the other party except to the extent required by Law. The Building's Structure does not include skylights, windows, glass or plate glass, doors or overhead doors, special fronts, or office entries, dock bumpers, dock plates or levelers, loading areas and docks, and loading dock equipment, all of which shall be maintained by Tenant; provided, however, Landlord shall replace at its sole cost and expense the windows identified on Exhibit K attached hereto with windows substantially similar to the existing Building windows and replace the seal on the dock overhead shown on Exhibit K within one hundred twenty (120) days after the Lease Date. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is specifically responsible for under this Lease shall be limited to the cost of performing the work.

          (b) OTHER LANDLORD OBLIGATIONS. Additionally, Landlord shall maintain and repair as necessary the Building's Structure and the parking areas, common Building's Systems, including the main electric transformer, the sprinkler system, the fire alarm system and the sewage sump pumps, and other common areas of the Project, including driveways, alleys, landscape and grounds surrounding the Building and utility lines in a good condition, consistent with the operation of a bulk warehouse/industrial or service center facility, including maintenance, repair, and replacement of rail tracks serving the Premises, the exterior of the Building (including painting), landscaping sprinkler systems, and any items normally associated with the foregoing (which shall include the services customarily provided to comparable properties by reputable professional management companies, including, without limitation, maintenance, repairs and replacement of (u) the parking area associated with the Building and located on the Premises, (v) all grass, shrubbery and other landscape treatments on the Premises, (w) the exterior of the Building (including painting), (x) exterior sprinkler systems and sewage lines, and (y) any other maintenance, repair or replacement items normally associated with the foregoing). All costs in performing the work described in the foregoing sentence shall be included in Operating Costs. Tenant shall promptly notify Landlord in writing of any work required to be performed under this Section 7, and Landlord shall not be responsible for performing such work until Tenant delivers to Landlord such notice. Additionally, in no event shall Landlord be responsible for alterations to the Building's Structure required by applicable Law because of Tenant's use of the Premises (which alterations shall be made by Tenant at its sole cost and expense). Notwithstanding anything to the contrary contained herein, Landlord shall, in its sole and absolute discretion, determine the appropriate remedial action required of it to satisfy its maintenance obligations hereunder (e.g., Landlord shall, in its sole discretion, determine whether, and to the extent, repairs or replacements are the appropriate remedial action).

          (c) LANDLORD REPRESENTATIONS. As of the Lease Date, Landlord represents and warrants to Tenant that: (i) Landlord holds fee simple title to the Premises, subject to no mortgage; (ii) no other party has any possessory right to the Premises or has claimed the same; and (iii) the Building's Structure and parking areas shall be in good condition and repair.

     8. IMPROVEMENTS; ALTERATIONS; TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS.

          (a) IMPROVEMENTS; ALTERATIONS. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by the provisions set forth in this Section 8(a). No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold and/or condition its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms) or
(2) the exterior appearance of the Building or any other portion of the Premises exterior to the Building. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type visible from the exterior of the Building without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent for repainting, recarpeting, or other alterations, tenant improvements, alterations or physical additions to the Building which are cosmetic in nature totaling less than $25,000 in any single instance or series of related alterations performed within a six-month period (provided that Tenant shall not perform any improvements, alterations or additions to the Premises in stages as a means to subvert this provision), in each case provided that (A) Tenant delivers to Landlord written notice thereof, a list of contractors and subcontractors to perform the work (and certificates of insurance for each such party) and any plans and specifications therefor prior to commencing any such alterations, additions, or improvements (for informational purposes only so long as no consent is required by Landlord as required by this Lease), (B) the installation thereof does not involve any core drilling or the configuration or location of any exterior or interior walls of the Building, and (C) such alterations, additions and improvements will not affect (i) the Building's Structure or the Building's Systems, or (ii) the appearance of the Project's common areas or the exterior of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance. Tenant shall promptly repair any damage caused by any such alterations, additions and/or improvements. Landlord hereby consents to the performance of the improvements set forth on the Space Plans attached hereto as Exhibit D-1.

          (b) REPAIRS; MAINTENANCE. Tenant shall maintain the Premises, including the loading areas and dock, and loading dock equipment used in connection with the Premises, in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Additionally, Tenant, at its sole expense, shall repair, replace (excluding the Building's Structure and the parking areas adjacent to the Premises) and maintain in good condition and in accordance with all Laws and the equipment manufacturer's suggested service programs, all portions of the Premises, Tenant's Off-Premises Equipment and all areas, improvements and systems exclusively serving the Premises including loading docks, sump pumps, dock wells, dock equipment and loading areas, dock doors, dock seals, overhead doors, "levellors" and similar leveling equipment, plumbing, water, fire sprinkler system, and sewer lines up to points of common connection, entries, doors, ceilings, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems (including any evaporative units), and other building and mechanical systems, in each case exclusively serving the Premises. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Term. No later than fourteen (14) days prior to the end of the Term, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that all such items which Tenant is required to maintain hereunder are then in good repair and condition and have been maintained in accordance with this Section 8. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage for which Tenant is responsible for pursuant to this
Section 8 occurs outside of the Building, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all maintenance, repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within thirty (30) days after Landlord has invoiced Tenant therefor.

          (c) PERFORMANCE OF WORK. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, such approval not to be unreasonably withheld, conditioned or delayed. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord's property management company and Landlord's asset management company as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work, provided that the cost of such contractor's work shall not exceed the cost of other similar-quality contractors for similar services in other similar buildings located in the submarket in the city in which the Building is located. All work affecting the roof of the Building must be performed by Landlord's roofing contractor, and no such work will be permitted if it would void or reduce the warranty on the roof. Upon Landlord's request, Tenant shall provide sworn statements, including the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with sworn owner's and contractor's statements and full and final waivers of lien covering all labor and materials included in the work in question.

          (d) MECHANIC'S LIENS. All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic's liens to be filed against the Premises or the Project in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, the Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of "landlord-tenant" (thereby excluding a relationship of "owner-contractor," "owner-agent" or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, the Project or Landlord's interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall defend, indemnify and hold harmless Landlord and its agents and representatives from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys' fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. This indemnity provision shall survive termination or expiration of this Lease.

          (e) JANITORIAL SERVICES. Tenant, at its sole expense, shall provide its own janitorial services to the Premises and shall maintain the Premises in a clean and safe condition. Tenant shall store all trash and garbage within the area and in receptacles designated from time to time by Landlord and shall, at its sole expense, arrange for the regular pickup of such trash and garbage at times, and pursuant to reasonable regulations, established by Landlord from time to time. If Tenant fails to provide janitorial services to the Premises or trash removal services in compliance with the foregoing, Landlord, in addition to any other rights and remedies available to it, may provide such services, and Tenant shall pay to Landlord the cost thereof, plus an administrative fee equal to 15% of such cost, within ten (10) days after Landlord delivers to Tenant an invoice therefor.

     9. UTILITIES. Tenant shall pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, connection charges, maintenance charges, and the like pertaining to Tenant's use of the Premises. Tenant, at its expense, shall obtain all utility services for the Premises, including making all applications therefor, obtaining meters and other related equipment, and paying all deposits and connection charges. Landlord shall not be liable for any interruption or failure of utility service to the Premises, and such interruption or failure of utility service shall not be a constructive eviction of Tenant, constitute a breach of any implied warranty or entitle Tenant to any abatement of Tenant's obligations hereunder.

     10. USE. Tenant shall use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Building's Structure or the Building's Systems or subject the Premises to use that would damage the Premises. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards, or for the storage of any Hazardous Materials (except as provided in Section 28 hereto). The storage of trucks and other vehicles and the portable cell tower (which portable cell tower shall be located only behind the rear of the Building) is permitted within that portion of the parking area adjacent to the Premises as shown on the plan attached hereto as Exhibit M (the "RESTRICTED PARKING AREA"); provided, however, to the extent such vehicles and cell tower are located within parking spaces in the Restricted Parking Area, such parking spaces shall be among those parking spaces which Tenant is granted a right to use pursuant to the provisions of Section 29 below. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with Landlord in its management of the Building.

     11. ASSIGNMENT AND SUBLETTING.

          (a) TRANSFERS. Except as provided in Section 11(h), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant,
(4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 11(a)(1) through 11(a)(6) being a "TRANSFER").

          (b) CONSENT STANDARDS. Landlord shall not unreasonably withhold, condition or delay its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) has a good reputation in the business community, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing), (4) will not use the Premises, Building or Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises, Building or Project, (5) is not a governmental entity, or subdivision or agency thereof, (6) is not another occupant of the Building, and (7) is not a person or entity with whom Landlord is then, or has been within the six-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Building, or any Affiliate of any such person or entity; otherwise, Landlord may withhold its consent in its sole discretion. Additionally, Landlord may withhold its consent in its sole discretion to any proposed Transfer if any Event of Default by Tenant then exists.

          (c) REQUEST FOR CONSENT. If Tenant requests Landlord's consent to a Transfer, then, at least fifteen (15) business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

          (d) CONDITIONS TO CONSENT. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (e) ATTORNMENT BY SUBTENANTS. Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant, (3) bound by any previous modification of such sublease not approved by Landlord in writing or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment, (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement, or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 11(e). The provisions of this
Section 11(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.

          (f) CANCELLATION. Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to an assignment of this Lease or subletting of greater than 50% of the rentable square feet in the Premises for all or substantially all of the remainder of the Term, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and any and all costs incurred to demise separately such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, if Landlord provides written notification to Tenant of its election to cancel this Lease as to any portion of the Premises as provided above, Tenant may rescind its proposed assignment or subletting of all or any portion of the Premises by notifying Landlord in writing within three (3) business days following Landlord's written cancellation notice.

          (g) ADDITIONAL COMPENSATION. While no Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer less the actual out-of-pocket costs reasonably incurred by Tenant with unaffiliated third parties (i.e., brokerage commissions and tenant finish work) in connection with such Transfer (such costs shall be amortized on a straight-line basis over the term of the Transfer in question) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

     In calculating any excess rent payable by Tenant to Landlord pursuant to this provision, Tenant shall first be entitled to deduct (a) market improvement allowances or other market economic concessions granted by Tenant


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

to the assignee or sublessee and (b) market brokerage commissions and/or reasonable legal fees paid by Tenant in connection with the assignment or sublease.

          (h) PERMITTED TRANSFERS. Notwithstanding Section 11(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "PERMITTED TRANSFER") to the following types of entities (a "PERMITTED TRANSFEREE") without the consent of Landlord:

               (1) an Affiliate of Tenant;

               (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the greater of (i) the Tangible Net Worth of Tenant as of the date of such Transfer or (ii) $8,000,000; or

               (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's stock or assets if such entity's Tangible Net Worth after such acquisition is not less than (i) the Tangible Net Worth of Tenant as of the date of such Transfer or (ii) $8,000,000.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use. No later than 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "TANGIBLE NET WORTH" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 11.

     12. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY.

          (a) TENANT'S INSURANCE. Effective as of the earlier of (1) the date Tenant enters or occupies the Premises, or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including host liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's property management company, Landlord's asset management company and, if requested in writing by Landlord, Landlord's Mortgagee, against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant's Off-Premises Equipment, (B) insurance covering the full value of all alterations and improvements and betterments in the Premises, naming Landlord and Landlord's Mortgagee as additional loss payees as their interests may appear, (C) insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Project by or on behalf of a Tenant Party, (D) contractual liability insurance sufficient to cover Tenant's indemnity


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

obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (E) worker's compensation insurance, and (F) business interruption insurance in an amount equal to Tenant's Base Rent and Additional Rent obligations under this Lease for nine (9) months. Tenant's insurance shall provide primary coverage to Landlord for the property that will inure to Landlord during the Term of this Lease and for third party liability exposures within the confines of the Premises. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder at least ten days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises, and at least 15 days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies with an A.M. Best rating of A:VII or better, reasonably satisfactory to Landlord. If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of 5% of such cost.

          (b) LANDLORD'S INSURANCE. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) property insurance for the Building's replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses, and (2) commercial general liability insurance in an amount of not less than $3,000,000. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem reasonably necessary. The cost of all insurance carried by Landlord with respect to the Project shall be included in Insurance Costs (defined below). The foregoing insurance policies and any other insurance carried by Landlord shall be for the primary benefit of Landlord and under Landlord's sole control.

          (c) NO SUBROGATION; WAIVER OF PROPERTY CLAIMS. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy of the types described in this
Section 12 that covers the Project, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Additionally, Landlord and Tenant each waives any claim it may have against the other for any Loss to the extent such Loss is caused by a terrorist act. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party. Notwithstanding any provision in this Lease to the contrary, Landlord, its agents, employees and contractors shall not be liable to Tenant or to any party claiming by, through or under Tenant for (and Tenant hereby releases Landlord and its servants, agents, contractors, employees and invitees from any claim or responsibility for) any damage to or destruction, loss, or loss of use, or theft of any property of any Tenant Party located in or about the Project, caused by casualty, theft, fire, third parties or any other matter or cause, regardless of whether the negligence of any party caused such loss in whole or in part. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, any property of any Tenant Party located in or about the Project.

          (d) INDEMNITY. Subject to Section 12(c), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss or loss of use of, any property or inconvenience (a "Loss") occurring in or on the Premises or arising out of the installation, operation, maintenance, repair or removal of any property of any Tenant Party located in or about the Project, including Tenant's Off-Premises Equipment, except to the extent caused by the negligence or fault of Landlord or its agents. Subject to
Section 12(c), Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence in or on the Premises to the extent caused by the gross negligence or willful misconduct of Landlord. The indemnities set forth in this Lease shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          (e) COST OF LANDLORD'S INSURANCE. Tenant shall pay Tenant's Proportionate Share of the cost of the property and liability insurance carried by Landlord from time to time with respect to the Building (including other improvements and Landlord's personal property used in connection therewith), which may include fire and extended coverage insurance (including extended and broad form coverage risks, mudslide, land subsidence, volcanic eruption, flood, earthquake and rent loss insurance) and comprehensive general public liability insurance and excess liability insurance, in such amounts and containing such terms as Landlord deems necessary or desirable (collectively, "INSURANCE COSTS"). During each month of the Term, Tenant shall make a monthly payment to Landlord equal to 1/12th of Tenant's Proportionate Share of Insurance Costs that will be due and payable for that particular year. Each payment of Insurance Costs shall be due and payable at the same time as, and in the same manner as, provided above for Tenant's Proportionate Share of Operating Costs. The initial monthly payment of Insurance Costs is based upon Landlord's good faith estimate of Tenant's Proportionate Share of the estimated Insurance Costs for the remainder of the first calendar year. The monthly payment of Insurance Costs is subject to increase or decrease as determined by Landlord to reflect accurately Tenant's Proportionate Share of estimated Insurance Costs. If, following Landlord's receipt of the bill for the insurance premiums for a calendar year, Landlord determines that Tenant's total payments of Insurance Costs are less than Tenant's Proportionate Share of actual Insurance Costs, Tenant shall pay to Landlord the difference upon demand; if Tenant's total payments of Insurance Costs are more than Tenant's Proportionate Share of actual Insurance Costs, Landlord shall retain such excess and credit it to Tenant's future payments of Insurance Costs (unless such adjustment is at the end of the Term, in which event Landlord shall refund such excess to Tenant).

     13. SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE.

          (a) SUBORDINATION. Subject to the obtaining of an SNDA pursuant to
Section 13(e), this Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "MORTGAGE"), or any ground lease, master lease, or primary lease (each, a "PRIMARY LEASE"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "LANDLORD'S MORTGAGEE"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. Subject to the obtaining of an SNDA pursuant to Section 13(e), the provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

          (b) ATTORNMENT. Subject to the obtaining of an SNDA pursuant to
Section 13(e), Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c) NOTICE TO LANDLORD'S MORTGAGEE. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d) LANDLORD'S MORTGAGEE'S PROTECTION PROVISIONS. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord) except to the extent the same continues following such succession; (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance


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

payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; provided that Landlord hereby agrees to promptly deliver such security or advance rental deposit to Landlord's Mortgagee if Landlord's Mortgagee succeeds to the interest of Landlord under this Lease; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee or otherwise permitted to be made by Tenant pursuant to the provisions of this Lease; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Project. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan. Notwithstanding anything to the contrary contained herein, any such Landlord's Mortgagee shall remain liable to Tenant for the payment of the Construction Allowance (as set forth in Exhibit D and in accordance with the provisions thereof) to the extent the same has not been previously delivered to Tenant.

          (e) SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT. The Premises are not currently encumbered by a Landlord's Mortgagee. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement ("SNDA") from any Landlord's Mortgagee, in a form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders; however, Landlord's failure to obtain such agreement shall not constitute a default by Landlord hereunder or prohibit the mortgaging of the Premises; and further provided that any costs associated with obtaining such subordination, non-disturbance and attornment agreement shall be paid by Tenant within fifteen (15) days after Landlord's written request therefor. The subordination of Tenant's rights hereunder to any Landlord's Mortgagee under
Section 13(a) shall be conditioned upon such Landlord's Mortgagee's execution and delivery of an SNDA in a form reasonably acceptable to Tenant and such Landlord's Mortgagee or other institutional lenders.

     14. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations of the Project which are attached hereto as Exhibit C. Landlord may, from time to time, reasonably change such rules and regulations for the safety, care, or cleanliness of the Project and related facilities, provided that such changes are applicable to all tenants of the Project, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     15. CONDEMNATION.

          (a) TOTAL TAKING. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking.

          (b) PARTIAL TAKING - TENANT'S RIGHTS. If any material part of the Building and/or the Premises and/or all reasonable means of access to the Building and/or the Premises becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than three hundred sixty-five (365) consecutive days or for more than forty-five (45) days during the last year of the Term, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c) PARTIAL TAKING - LANDLORD'S RIGHTS. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 15(b).

          (d) TEMPORARY TAKING. If all or any portion of the Premises becomes subject to a Taking for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all of the terms, conditions and covenants of this Lease, including the payment of Basic Rent and all other amounts required hereunder. If any such temporary Taking terminates prior to the expiration of the Term, Tenant shall restore the Premises as nearly as possible to the condition prior to such temporary Taking to the extent of the award received by Tenant. Landlord shall be entitled to receive the entire award for any such temporary Taking, except that Tenant shall be entitled to receive the portion of such award which (1) compensates Tenant for its loss of use of the Premises within the Term and (2) reimburses Tenant for the reasonable out-of-pocket costs actually incurred by Tenant to restore the Premises.

          (e) AWARD. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

          (f) RESTORATION. In the event of any Taking of less than the whole of the Building and/or the Premises which does not result in a termination of this Lease, (1) Landlord, at its expense but only to the extent of the award actually received by Landlord pursuant to such Taking (after deducting any reasonable expenses incurred in connection with such Taking), shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the affected Building and/or Premises to the extent practicable, and (2) if requested by either party, Landlord and Tenant shall promptly execute an amendment to this Lease confirming the deletion from the Premises of the space subject to the Taking.

     16. FIRE OR OTHER CASUALTY.

          (a) REPAIR ESTIMATE. If the Premises are damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within seventy-five (75) days after such Casualty, deliver to Tenant a good faith estimate (the "DAMAGE NOTICE") of the time needed to repair the damage caused by such Casualty.

          (b) TENANT'S RIGHTS. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within two hundred ten (210) days after the commencement of repairs (the "REPAIR PERIOD"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If the Premises are materially damaged by fire or other casualty during the last twelve (12) months of the Term and Tenant has not exercised its Term extension rights under this Lease, then Tenant shall have the right, exercisable by notice to Landlord delivered within thirty (30) days after the date of such fire or other casualty, to terminate this Lease, effective as of the later of date of delivery of such notice or the date Tenant vacates and surrenders the Premises in accordance with the provisions of this Lease.

          (c) LANDLORD'S RIGHTS. If a Casualty damages the Premises or a material portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, the damage is not fully covered by Landlord's insurance policies or Landlord makes a good faith determination that restoring the Building would be uneconomical, or
(4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

          (d) REPAIR OBLIGATION. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any alterations or betterments within the Premises or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord's obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease is terminated under the provisions of this Section 16, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all alterations, improvements and betterments in the Premises. If Landlord does not complete the restoration of the Premises within sixty (60) days after the time period estimated by Landlord to repair the damage caused by such Casualty as specified in the Damage Notice, as the same may be extended by force majeure or delays caused by a Tenant Party, Tenant may terminate this Lease by delivering written notice to Landlord and Landlord's Mortgagee within ten (10) days following the expiration of such 60-day period (as the same may be extended as set forth above) and prior to the date upon which Landlord substantially completes such restoration. Such termination shall be effective as of the date specified in Tenant's termination notice (but not earlier than thirty (30) days nor later than ninety (90) days after the date of such notice) as if such date were the date fixed for the expiration of the Term. If Tenant fails to timely give such termination notice, Tenant shall be deemed to have waived its right to terminate this Lease, time being of the essence with respect thereto. Notwithstanding the foregoing, if upon the receipt of Tenant's written election to terminate this Lease as provided in this Section 16(d), Landlord reasonably believes it can complete the restoration of the Premises within thirty (30) days following the receipt of such notice, Landlord may, in its sole discretion, elect to proceed with such restoration and, provided Landlord substantially completes such restoration within such 30-day period, Tenant's election to terminate shall be null and void.

          (e) ABATEMENT OF RENT. If the Premises or the Building are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

     17. PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Project or interest of Landlord therein or impose any fee or penalty against Landlord.

     18. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT":

          (a) PAYMENT DEFAULT. Tenant's failure to pay Rent within five (5) days after Landlord has delivered written notice to Tenant that the same is past due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on two (2) occasions;

          (b) CROSS DEFAULT. The occurrence of an Event of Default under that certain Lease Agreement dated October 4, 2004 (the "19 ALPHA ROAD LEASE") by and between Landlord and Tenant respecting the entire building located on the property known and numbered as 19 Alpha Road, Chelmsford, Massachusetts provided the landlords under each of this Lease and the 19 Alpha Road Lease are either the same person or affiliated parties.

          (c) ESTOPPEL. Tenant fails to provide any estoppel certificate after Landlord's written request therefor pursuant to Section 26(e) and such failure shall continue for five (5) days after Landlord's second written notice thereof to Tenant;

          (d) INSURANCE. Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under
Section 12(a), and such failure shall continue for five (5) days after Landlord's written notice thereof to Tenant;

          (e) MECHANIC'S LIENS. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic's lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(d);

          (f) OTHER DEFAULTS. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof; however, if such failure cannot be cured within such 30-day period (thus excluding, for example, Tenant's obligation to provide Landlord evidence of Tenant's insurance coverage) and Tenant commences to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not be an Event of Default unless it is not fully cured within an additional sixty (60) days after the expiration of the 30-day period; and

          (g) INSOLVENCY. The filing of a petition by or against Tenant (the term "TENANT" shall include, for the purpose of this Section 18(g), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease;
(4) for the reorganization or modification of Tenant's capital structure; or (5) in any assignment for the benefit of creditors proceeding; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     19. REMEDIES. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

          (a) TERMINATION OF LEASE. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of
(1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 20(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting the Premises, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

          (b) TERMINATION OF POSSESSION. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 20(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this
Section 19(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord's leasing criteria. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 19(b). If Landlord elects to proceed under this Section 19(b), it may at any time elect to terminate this Lease under Section 19(a); provided, however, in no event shall Tenant be required to pay any sums due under this Lease for any given period more than once; or

          (c) PERFORM ACTS ON BEHALF OF TENANT. Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant's name and on Tenant's behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate.

     20. PAYMENT BY TENANT; NON-WAIVER; CUMULATIVE REMEDIES.

          (a) PAYMENT BY TENANT. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b) NO WAIVER. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

          (c) CUMULATIVE REMEDIES. Any and all remedies set forth in this Lease:
(1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Additionally, Tenant shall defend, indemnify and hold harmless Landlord, Landlord's Mortgagee and their respective representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees) arising from Tenant's failure to perform its obligations under this Lease.

     21. INTENTIONALLY OMITTED.

     22. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 15 and 16 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). All alterations, additions or improvements made in or upon the Premises shall, at Landlord's option, (to be exercised pursuant to following sentence), either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain in the Premises at the end of the Term without compensation to Tenant. In connection with Landlord's review and approval of any of Tenant's proposed alterations, additions or improvements to the Premises, Landlord may notify Tenant in writing, contemporaneously with Landlord's notice of approval to Tenant with respect to the improvements in question, that Landlord will require Tenant to remove such alterations prior to the expiration of the Term; however, if Tenant submits plans and specifications to Landlord for proposed alterations, additions or improvements to the Premises and delivers a Removal Notice (defined below) to Landlord contemporaneously with such submission by Tenant, and Landlord fails to notify Tenant that Tenant will be required to remove such alterations, additions or improvements to the Premises at the expiration of the Term, Landlord may not request such removal at the expiration of the Term. A "Removal Notice" means a written notice from Tenant to Landlord that conspicuously states in bold, uppercase typeface that Tenant will not be required to remove the alterations, additions or improvements in question at the end of the Term unless, contemporaneously with Landlord's notice of approval to Tenant with respect to the improvements in question, Landlord notifies Tenant in writing that Landlord will require Tenant to remove such alterations prior to the expiration of the Term. Notwithstanding the foregoing, if Tenant does not obtain Landlord's prior written consent for any alterations, additions or improvements to the Premises (whether such approval is required hereunder or otherwise), Tenant shall, at Landlord's written request, remove all such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling, and furniture (including Tenant's Off-Premises Equipment) as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises or the Project if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal. Notwithstanding the foregoing, Landlord hereby acknowledges that Landlord will not require the removal or restoration of the improvements set forth on the Space Plans attached hereto as Exhibit D-1 at the expiration of the Term provided Tenant has complied with its maintenance and repair obligations under this Lease. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 22 shall survive the end of the Term.

     23. HOLDING OVER. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over,
(a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to 150% of the Rent payable during the last month of the Term, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 23 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises within thirty (30) days after the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     24. CERTAIN RIGHTS RESERVED BY LANDLORD. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) BUILDING OPERATIONS. Upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, and with respect to the performance of Landlord's obligations under this Lease, to make inspections, repairs, alterations, additions, changes, or improvements in and about the Project, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; and to interrupt or temporarily suspend Building services and facilities during Landlord's diligent performance of its obligations under this Lease provided Tenant shall be able to access the Building;

          (b) SECURITY. To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

          (c) PROSPECTIVE PURCHASERS AND LENDERS. Upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, to enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and

          (d) PROSPECTIVE TENANTS. At any time during the last nine (9) months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, and in each case upon twenty-four (24) hours prior written or verbal notice to Tenant's Office Manager at the Premises, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

     25. INTENTIONALLY OMITTED.

     26. MISCELLANEOUS.

          (a) LANDLORD TRANSFER. Landlord may transfer any portion of the Project and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes in writing Landlord's obligations hereunder arising from and after the transfer date.

          (b) LANDLORD'S LIABILITY. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Premises, net proceeds derived from the sale thereof, and, to the extent actually received by Landlord (thus excluding amounts paid to Landlord's Mortgagees), insurance proceeds and condemnation awards, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.

          (c) FORCE MAJEURE. Other than for Landlord's or Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorist acts or activities, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d) BROKERAGE. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Cushman & Wakefield of Massachusetts, Inc. and Richards Barry Joyce & Partners, each of whose commission shall be paid by Landlord pursuant to a separate written agreement. Except as set forth in the immediately preceding sentence, Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e) ESTOPPEL CERTIFICATES. From time to time, Tenant shall furnish to any party designated by Landlord, within fifteen (15) days after Landlord has made a written request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Project, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F. If Tenant does not deliver to Landlord the certificate signed by Tenant within such required time period, Landlord, Landlord's Mortgagee and any prospective purchaser or mortgagee, may conclusively presume and rely upon the following facts: (1) this Lease is in full force and effect: (2) the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord: (3) not more than one monthly installment of Basic Rent and other charges have been paid in advance: (4) there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges: and (5) Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of the presumed facts.

          (f) NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended addressee, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee (even if such addressee refuses delivery thereof). The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) SEPARABILITY. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h) AMENDMENTS; BINDING EFFECT; NO ELECTRONIC RECORDS. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. Landlord and Tenant hereby agree not to conduct the transactions or communications contemplated by this Lease by electronic means, except by facsimile transmission as specifically set forth in
Section 26(f); nor shall the use of the phrase "in writing" or the word "written" be construed to include electronic communications except by facsimile transmissions as specifically set forth in Section 26(f). The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) QUIET ENJOYMENT. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j) NO MERGER. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

          (n) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

          (o) NOTICE OF LEASE. Tenant agrees not to record this Lease and, subject to the provisions of Section 26(u) below, to keep the terms of this Lease confidential, but each party hereto agrees, at the request of the other, to execute a so-called Notice of Lease in the form attached hereto as Exhibit I complying with applicable law. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder. Tenant hereby grants to Landlord a power of attorney to execute and record a release releasing such Notice following the expiration or earlier termination of the Term of this Lease.

          (p) WATER OR MOLD NOTIFICATION. To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises or Project, Tenant shall promptly notify Landlord thereof in writing.

          (q) JOINT AND SEVERAL LIABILITY. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.

          (r) FINANCIAL REPORTS. Within fifteen (15) days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building or Landlord's attorneys, (2) to the parties' attorneys in litigation between Landlord and Tenant, and/or (3) if required by court order; provided that with respect to items (1) and (2) of this sentence, Landlord shall first obtain a non-disclosure agreement from each such mortgagee, purchaser or attorney on terms reasonably satisfactory to Tenant, Landlord, Landlord's Mortgagees and Landlord's attorneys, as applicable. Tenant shall not be required to deliver the financial statements required under this Section 26(r) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

          (s) LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (t) TELECOMMUNICATIONS. Tenant acknowledges that Landlord shall not be required to provide or arrange for any telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("TELECOMMUNICATIONS SERVICES") and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services. Tenant shall comply with the provisions of this Lease, including, without limitation, the provisions of
Section 8 hereof, in connection with the installation of any Telecommunications Services or any equipment or facilities relating thereto.

          (u) CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent; however, Tenant may disclose the terms and conditions of this Lease if required by Law or court order, and to its attorneys, accountants, employees and existing or prospective financial partners provided same are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant shall be liable for any disclosures made in violation of this Section by Tenant or by any entity or individual to whom the terms of and conditions of this Lease were disclosed or made available by Tenant. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          (v) AUTHORITY. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

          (w) ROOFTOP EQUIPMENT. Tenant may install, at Tenant's risk and expense and to be used solely by Tenant, an array of antennas (not to exceed forty (40) antennas without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed), including GPS receivers, omni antennas, and a dish style antennae, none of which shall be more than six (6) inches in diameter (the "ROOFTOP EQUIPMENT") on the roof or the upper edge of the rear of the Building at a location approved by Landlord. The Rooftop Equipment shall be used only by Tenant. Before installing the Rooftop Equipment, Tenant shall submit to Landlord for its approval plans and specifications which
(A) specify in detail the design, location and size of the Rooftop Equipment and
(B) are sufficiently detailed to allow for the installation of the Rooftop Equipment in a good and workmanlike manner and in accordance with all Laws. None of the Rooftop Equipment shall protrude more than five (5) feet above the elevation of the roof on which it is installed and all such equipment to the extent reasonably practicable must be painted in a color reasonably acceptable to Landlord to minimize visibility. If Landlord approves of such plans, Tenant shall install (in a good and workmanlike manner), maintain and use the Rooftop Equipment in accordance with all Laws and shall obtain all consents and permits required for the installation and operation thereof; copies of all such permits and evidence of such consents must be submitted to Landlord before Tenant begins to install the Rooftop Equipment. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Rooftop Equipment while it is on the Building and operate and maintain the Rooftop Equipment in such a manner so as not to unreasonably interfere with any equipment (including any other satellite, antennae, or other transmission facility) on the Building's roof or in the Building. To the extent reasonably practicable, Landlord may require that Tenant screen the Rooftop Equipment seen from the street with a parapet or other screening device acceptable to Landlord. Tenant shall maintain the Rooftop Equipment and screening device, if applicable, in good repair and condition. Upon Landlord's written request (but not otherwise), Tenant shall, at its risk and expense, remove the Rooftop Equipment (including all wiring related thereto), within five (5) days after the occurrence of any of the following events: (i) the termination of Tenant's right to possess the Premises; (ii) the termination of this Lease; (iii) the expiration of the Term; or (iv) the vacation of the Premises by Tenant and any and all assignees and/or sublessees approved by Landlord hereunder for a period of greater than sixty (60) consecutive days (but prior to the termination of this Lease or Tenant's right to possession of the Premises). If Tenant fails to do so, Landlord may remove all or any part of the Rooftop Equipment and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten (10) days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Rooftop Equipment, including that which is caused by its installation, maintenance, use, or removal and shall indemnify Landlord against all liabilities, losses, damages, and costs arising from the installation, maintenance, use, or removal of the Rooftop Equipment (UNLESS THE LIABILITIES, LOSSES, DAMAGES, AND COSTS IN QUESTION WERE CAUSED BY LANDLORD'S SOLE OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). All work relating to the Rooftop Equipment shall, at Tenant's expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof and shall not penetrate the roof.

          (x) SIGNAGE. Tenant shall have the right to install a slot on the exterior monument sign at the Project and on the door to the Premises. All such signage must be installed and maintained in accordance with all Laws and subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed.

          (y) LIST OF EXHIBITS. All exhibits and attachments attached hereto are incorporated herein by this reference.

              Exhibit A - Floor Plan of Premises
              Exhibit A-1 - Site Plan of Project
              Exhibit B - Description of the Land
              Exhibit C - Building Rules and Regulations
              Exhibit D - Tenant Finish-Work:  Allowance
              Exhibit D-1 - Tenant's Space Plans
              Exhibit D-2 - List of Approved Contractors and Subcontractors Exhibit E - Form of Confirmation of Commencement Date Letter Exhibit F - Form of Tenant Estoppel Certificate
              Exhibit G - Renewal Option
              Exhibit H - Letter of Credit
              Exhibit I - Notice of Lease
              Exhibit J - 2005 Estimated Operating Costs
              Exhibit K - List of Windows to be Replaced by Landlord Exhibit L - List of Items Used by Tenant Containing Hazardous
                          Materials
              Exhibit M - Restricted Parking Area

          (z) PROHIBITED PERSONS AND TRANSACTIONS.

          Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 4, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

          (aa) LANDLORD'S DEFAULT. Except as provided below in this Section 26(aa), and except where the provisions of this Lease grant Tenant an express, exclusive remedy, or expressly deny Tenant a remedy, Tenant's exclusive remedy for Landlord's failure to perform its obligations under this Lease following the Commencement Date shall be limited to damages, injunctive relief, or specific performance; in each case, Landlord's liability or obligations with respect to any such remedy shall be limited as provided in Section 26(b). Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder following the Commencement Date and such failure continues for thirty
(30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor.

          (bb) FAILURE OF TENANT TO CONTINUOUSLY OCCUPY THE PREMISES. If, for more than nine (9) months in any twelve (12) month period, Tenant (1) abandons or vacates the Premises or any substantial portion thereof or (2) fails to continuously operate its business in the Premises, Landlord may cancel this Lease (at its option and in its sole discretion) upon giving written notice to Tenant as of the date specified in such notice. If Landlord cancels this Lease, then this Lease shall cease and Tenant shall pay to Landlord all Rent accrued through the cancellation date. Thereafter, Landlord may lease the Premises (or any portion thereof) to any person without liability to Tenant.

     27. LETTER OF CREDIT.

          (a) GENERAL PROVISIONS. Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, a standby, unconditional, irrevocable, transferable letter of credit (the "LETTER OF CREDIT") in the form of Exhibit H hereto and containing the terms required herein, in the face amount of $50,899.50 (the "LETTER OF CREDIT AMOUNT"), naming Landlord as beneficiary, issued (or confirmed) by a financial institution acceptable to Landlord in Landlord's sole discretion (it being hereby acknowledged that Silicon Valley Bank is an acceptable financial institution for the purposes of issuing the Letter of Credit as of the Lease Date), permitting multiple and partial draws thereon, and otherwise in form acceptable to Landlord in its sole discretion. Tenant shall cause the Letter of Credit to be continuously maintained in effect (whether through replacement, renewal or extension) in the Letter of Credit Amount through the date (the "FINAL LC EXPIRATION DATE") that is one hundred twenty (120) days after the scheduled expiration date of the Term or any renewal Term. If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord not later than thirty (30) days prior to the expiration date of the Letter of Credit then held by Landlord. Any renewal or replacement Letter of Credit shall comply with all of the provisions of this Section, shall be irrevocable, transferable and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its sole discretion.

          (b) DRAWINGS UNDER LETTER OF CREDIT. Landlord shall have the right to draw upon the Letter of Credit, in whole or in part, at any time and from time to time:

               If an Event of Default occurs; or

               If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), and Tenant fails to deliver to Landlord, at least thirty (30) days prior to the expiration date of the Letter of Credit then held by Landlord, a renewal or substitute Letter of Credit that is in effect and that complies with the provisions of this
Section 27.

     No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any Event of Default by Tenant under this Lease or upon the occurrence of any of the other events described above in this Section 27(b).

          (c) USE OF PROCEEDS BY LANDLORD. The proceeds of the Letter of Credit may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Landlord shall deposit any unused proceeds in a separate account in the name of Landlord or its designee at a financial institution selected by Landlord in its sole discretion (the "LC PROCEEDS ACCOUNT"). Landlord may apply funds from the LC Proceeds Account against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any default by Tenant under this Lease. Tenant hereby grants Landlord a security interest in the LC Proceeds Account and agrees that, in addition to all other rights and remedies available to Landlord under applicable Law, Landlord shall have all rights of a secured party under the Massachusetts Uniform Commercial Code with respect to the LC Proceeds Account. The LC Proceeds Account shall be under the sole control of Landlord. Tenant shall not have any right to direct the disposition of funds from the LC Proceeds Account or any other right or interest in the LC Proceeds Account. Tenant shall, at any time and from time to time, execute, acknowledge and deliver such documents and take such actions as Landlord or the bank with which the LC Proceeds Account is maintained may reasonably request concerning the creation or perfection of the security interest granted to Landlord in (including Landlord's control of) LC Proceeds Account or to effect the provisions of this Section 27(c). Tenant does hereby make, constitute and appoint Landlord its true and lawful attorney-in-fact, for it and in its name, place and stead, to execute and deliver all such instruments and documents, and to do all such other acts and things, as Landlord may deem to be necessary or desirable to protect and preserve the rights granted to Landlord under this Section 27(c). Tenant hereby grants to Landlord the full power and authority to appoint one or more substitutes to perform any of the acts that Landlord is authorized to perform under this Section 27(c), with a right to revoke such appointment of substitution at Landlord's pleasure. The power of attorney granted pursuant to this Section 27(c) is coupled with an interest and therefore is irrevocable. Any person dealing with Landlord may rely upon the representation of Landlord relating to any authority granted by this power of attorney, including the intended scope of the authority, and may accept the written certificate of Landlord that this power of attorney is in full force and effect. Photographic or other facsimile reproductions of this executed Lease may be made and delivered by Landlord, and may be relied upon by any person to the same extent as though the copy were an original. Anyone who acts in reliance upon any representation or certificate of Landlord, or upon a reproduction of this Lease, shall not be liable for permitting Landlord to perform any act pursuant to this power of attorney. Provided Tenant has performed all of its obligations under this Lease, Landlord agrees to pay to Tenant within thirty
(30) days after the Final LC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any default by Tenant under this Lease and return the Letter of Credit to Tenant; provided, that if prior to the Final LC Expiration Date a voluntary petition is filed by Tenant or any Guarantor, or an involuntary petition is filed against Tenant or any Guarantor by any of Tenant's or Guarantor's creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

          (d) ADDITIONAL COVENANTS OF TENANT. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within ten (10) days following notice from Landlord of the same, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 27 and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall constitute an uncurable Event of Default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof or any interest in the LC Proceeds Account and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

          (e) TRANSFER OF LETTER OF CREDIT. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer all or any portion of its interest in and to the Letter of Credit to another party, person or entity, including Landlord's Mortgagee and/or to have the Letter of Credit reissued in the name of Landlord's Mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) in whole or in part to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. The issuer's transfer and processing fees in connection with any transfer of the Letter of Credit shall be capped at one-quarter of one percent (1/4%).

          (f) NATURE OF LETTER OF CREDIT. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof (including the LC Proceeds Account) be deemed to be or treated as a "security deposit" under any Law applicable to security deposits in the commercial context ("SECURITY DEPOSIT LAWS"), (2) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     28. ENVIRONMENTAL REQUIREMENTS.

          (a) PROHIBITION AGAINST HAZARDOUS MATERIALS. Except for Hazardous Materials (as hereinafter defined) contained in products used by Tenant in de minimis quantities for ordinary cleaning and business purposes and those items listed on Exhibit L, Tenant shall not permit or cause any party to bring any

Hazardous Materials upon the Premises or in the Project or transport, store, use, generate, manufacture, dispose, or release any Hazardous Materials on or from the Premises or the Project without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements (as hereinafter defined) and all requirements of this Lease. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on the Premises or in the Project, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Premises or the Project of any Environmental Requirement.

          (b) ENVIRONMENTAL REQUIREMENTS. The term "ENVIRONMENTAL REQUIREMENTS" means all Laws regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project or the environment including the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act and all state and local counterparts thereto, and any common or civil law obligations including nuisance or trespass, and any other requirements of Section 4 and Exhibit C of this Lease. The term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant that is or could be regulated under any Environmental Requirement or that may adversely affect human health or the environment, including any solid or hazardous waste, hazardous substance, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, synthetic gas, polychlorinated biphenyls (PCBs), and radioactive material). For purposes of Environmental Requirements, to the extent authorized by law, Tenant is and shall be deemed to be the responsible party, including the "owner" and "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises or the Project by a Tenant Party and the wastes, by-products, or residues generated, resulting, or produced therefrom.

          (c) REMOVAL OF HAZARDOUS MATERIALS. Tenant, at its sole cost and expense, shall remove all Hazardous Materials stored, disposed of or otherwise released by a Tenant Party onto or from the Premises or the Project, in a manner and to a level satisfactory to Landlord in its sole discretion, but in no event to a level and in a manner less than that which complies with all Environmental Requirements and does not limit any future uses of the Premises or the Project or require the recording of any deed restriction or notice regarding the Premises or the Project. Tenant shall perform such work at any time during the period of this Lease upon written request by Landlord or, in the absence of a specific request by Landlord, before Tenant's right to possession of the Premises terminates or expires. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant's right to possession terminates or expires (whichever is earlier), Landlord may at its discretion, and without waiving any other remedy available under this Lease or at law or equity (including an action to compel Tenant to perform such work), perform such work at Tenant's cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after Landlord's request therefor. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Materials for purposes of Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including any governmental authority, regarding the removal of Hazardous Materials that have been disposed of or otherwise released onto or from the Premises or the Project without the written approval of the Landlord.

          (d) TENANT'S INDEMNITY. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including punitive damages), expenses (including remediation, removal, repair, corrective action, or cleanup expenses), and costs (including actual attorneys' fees, consultant fees or expert fees and including removal or management of any asbestos brought into the Premises or the Project or disturbed in breach of the requirements of this
Section 28, regardless of whether such removal or management is required by Law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials or any breach of the requirements under this Section 28 by a Tenant Party regardless of whether Tenant had knowledge of such noncompliance. Notwithstanding any provisions in this Section 28 to the contrary, Tenant shall not be required to remove or remediate any contamination resulting from the presence of Hazardous Materials existing upon or under the Premises or the Building prior to the Lease Date unless any Tenant Party exacerbates such existing contamination and shall be released from all liability relating to the presence of Hazardous Materials existing upon or under the Premises or the Building prior to the Lease Date unless any Tenant Party exacerbates such existing contamination. The obligations of Tenant under this Section 28 shall survive any expiration or termination of this Lease.

          (e) INSPECTIONS AND TESTS. Landlord shall have access to, and a right, at its sole cost and expense and following written notice to Tenant, to perform inspections and tests of, the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Section 28, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of Environmental Requirements or release or threat of release of any Hazardous Materials onto or from the Premises or the Project. Tenant shall, within five (5) days of receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental agency or other party relating to a possible violation of Environmental Requirements or claim or liability associated with the release or threat of release of any Hazardous Materials onto or from the Premises or the Project.

          (f) TENANT'S FINANCIAL ASSURANCE IN THE EVENT OF A BREACH. In addition to all other rights and remedies available to Landlord under this Lease or otherwise, Landlord may, in the event of a breach of the requirements of this
Section 28 that is not cured within thirty (30) days following notice of such breach by Landlord, require Tenant to provide financial assurance (such as insurance, escrow of funds or third party guarantee) in an amount and form satisfactory to Landlord. The requirements of this Section 28 are in addition to and not in lieu of any other provision in this Lease. Tenant's obligations under this Section 28 shall also apply to the areas where Tenant's Off-Premises Equipment is located.

          (g) ACM REMOVAL. No asbestos containing material (ACM) shall be removed or disturbed within the Building by anyone other than by someone employed by Landlord. Landlord shall have from 7:00 a.m. on the Lease Date through 11:59 p.m. on the date which is twenty (20) business days following the Lease Date (the "ABATEMENT PERIOD") to perform the ACM Work, and no Tenant Parties shall have access to or shall access the Premises during the Abatement Period. For the purposes of this Lease: the "ACM WORK" shall mean and include the removal and disposal of all ACM identified within the Premises by Landlord's consultant in accordance with all applicable Laws by one of the ACM Contractors chosen by Landlord and consented to by Tenant (which consent shall not be unreasonably withheld, conditioned or delayed); and the "ACM CONTRACTORS" shall mean LVI Environmental Services, Aulson and Response Remediation. The Commencement Date shall be extended for two (2) days for each day beyond the Abatement Period it takes for Landlord to complete the ACM Work except to the extent that any interference by any Tenant Parties causes a delay with the performance of any such ACM Work. Landlord shall deliver a certificate of abatement from the selected ACM Contractor to Tenant after completion of the ACM Work.

     Landlord shall solicit bids to perform the ACM Work from all of the ACM Contractors. Upon receipt of any bid packages from some or all of the ACM Contractors, Landlord shall submit copies of such bid packages to Tenant, together with its choice of the ACM Contractor to perform the ACM Work in accordance with the bid package submitted by said Contractor. Landlord shall choose the ACM Contractor who submits the lowest bid provided said ACM Contractor's bid includes the full scope of the ACM Work. Within five (5) business days of Tenant's receipt of such bid packages and Landlord's choice of the ACM Contractor to perform the ACM Work, Tenant shall consent to Landlord's choice of the ACM Contractor (which consent shall not be unreasonably withheld, conditioned or delayed) or notify Landlord as to why it does not consent; failure of Tenant to timely respond to Landlord's choice of the ACM Contractor shall be deemed to be a consent to said ACM Contractor. Landlord has selected, and Tenant has consented to, Response Remediation as the ACM Contractor who will perform the ACM Work.

     Landlord and Tenant shall equally share the cost to perform the ACM Work provided such cost does not exceed $25,048. Tenant shall be solely responsible to pay for any portion of the cost to perform the ACM Work in excess of $25,048, such that Landlord's total liability with respect to the cost to perform the ACM Work shall not exceed $12,524. Tenant shall pay Landlord its share of the cost to perform the ACM Work within thirty (30) days of Tenant's receipt of a reasonably detailed invoice (together with any reasonably available supporting documentation) from Landlord pertaining to the performance of the ACM Work.

     29. PARKING. Tenant shall have the non-exclusive right to use as appurtenant to the Premises sixty-seven (67) parking spaces located on the Land, which parking spaces shall be shown on the Site Plan attached hereto as Exhibit A-1. Such parking spaces will be available to Tenant without charge during the Term. Landlord shall not be responsible for enforcing Tenant's parking rights against third parties.

     30. OTHER PROVISIONS. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          [NO FURTHER TEXT ON THIS PAGE. SEE NEXT PAGE FOR SIGNATURES]

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease to be duly executed as a Massachusetts instrument under seal on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written. If the execution date is left blank, this Lease shall be deemed executed as of the date first written above.

LANDLORD:                               W9/TIB III REALTY L.L.C.,
                                        a Delaware limited liability company


                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Execution Date:
                                                        ------------------------


TENANT:                                 AIRVANA, INC., a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Execution Date:
                                                        ------------------------

                                    EXHIBIT A

                             FLOOR PLAN OF PREMISES

                            (FLOOR PLAN OF PREMISES)

                                   EXHIBIT A-1

                              SITE PLAN OF PROJECT

                             (SITE PLAN OF PROJECT)

                                    EXHIBIT B

                             DESCRIPTION OF THE LAND

                Legal Description - 21 Alpha Road, Chelmsford, MA

A certain parcel of land with the buildings and improvements thereon located in Chelmsford, Middlesex County, Massachusetts, shown as Lot 501 containing 5.5039 acres on a plan entitled "Subdivision Plan of Land in Chelmsford, Massachusetts, drawn for Alpha Development Corp.," dated December 1980, Scale 1' x 40', by Merrimack Engineering Services, Inc., 68 Main Street, Suite 13, Andover, Mass., recorded with the Middlesex County North District Registry of Deeds in Book of Plans 133 as Plan 4, and being more particularly bounded and described on said Plan as follows:

Beginning at a point on the Northerly side of Alpha Road, at the Southeast corner thereof and Southwest corner of Lot 500 as shown on said plan, thence

N 28 degrees 14' 39" W  390.74' along lot 500 to a point, thence

N 61 degrees 45' 21" E  359.80' along lot 500 to a point, thence

N 28 degrees 14' 39" W  171.82' along lot 500 to a point, thence

S 48 degrees 35' 11" W  866.84' along lands of the Turnpike Land Company, and owners unknown to a point at land now or formerly of Peter and Veronica McHugh, thence

S 19 degrees 11' 03" E  162.46' along said McHugh land to lands now or formerly of John F. McCarthy and Donna M. Tereshkro to a point, thence

S 30 degrees 32' 51" E  160.50' along lands of said McCarthy and Tereshkro to a point at lot 503 as shown on said plan, thence

S 26 degrees 58' 53" E  40.00' along lot 503 to a point, thence

N 63 degrees 01' 07" E  333.56' along lot 503 and lot 502 as shown on said plan to a point at Alpha Road, thence along Alpha Road on a curve to the left

Radius = 62.50'         Length = 206.52' to a point, thence still along Alpha
                        Road

Radius = 30.00'         Length = 38.60' to a point, thence still along Alpha
                        Road

Radius = 460.00'        Length = 14.00' to a point at lot 500, being the point
                        of beginning.

Together with the easements, rights, benefits and appurtenances described in the following (all recording references refer to the Middlesex County North District Registry of Deeds):

(a) Dedication of Easements dated October 6, 1981 and recorded in Book 2518 at Page 137, as amended by that certain Grant of Easements and Amendment to Dedication dated February 5, 2004 and recorded with said Deeds in Book 18840, Page 119; (b) Supplementary Dedication of

Easements dated March 23, 1982 and recorded in Book 2529 at Page 84; and (c) Easement from Alpha Development Corporation to Massachusetts Electric Company and New England Telephone and Telegraph Company dated March 18, 1981 and recorded in Book 2477 at Page 526.

NOTE: As used herein the term "recorded" shall mean "recorded with the Middlesex Northern District Registry of Deeds".

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

     The following rules and regulations shall apply to the Premises, the Building, the parking areas associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, loading dock areas and associated overhead doors, and other similar areas shall not be obstructed by tenants or used by any Tenant or used for purposes other than ingress and egress to and from the leased premises and for going from one to another part of the Building.

     2. Plumbing (including outside drains and sump pumps), fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building visible from the exterior of the Premises without the prior written consent of Landlord.

     4. Tenant, at its expense, shall be responsible for providing all door locks in the Premises and shall provide to Landlord, at Tenant's expense, contemporaneously with the installation of such devices, a master key, card keys, access codes or other means to allow Landlord immediate access to all areas within the Premises.

     5. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     6. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     7. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them. Tenant shall not introduce, disturb or release asbestos or PCB's into or from the Premises.

     8. Tenant shall not keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws). Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises without the prior written consent of Landlord (except as part of the Work). The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

     9. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     10. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     11. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

     12. Other than outside storage of dumpsters and trash compactors, and trucks and other vehicles and the portable cell tower (which portable cell tower shall be located behind the rear of the Building). Tenant shall not permit storage outside the Building, including dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

     13. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises.

     14. Tenant shall not park or operate any semi-trucks or semi-trailers in the parking areas associated with the Building.

     15. Tenant will not permit any Tenant Party to bring onto the Project any handgun, firearm or other weapons of any kind or illegal drugs.

     16. Tenant shall not permit its employees, invitees or guests to smoke in the Building or the lobbies, passages, corridors, elevators, vending rooms, rest rooms, stairways or any other area shared in common with other tenants in the Building.

                                    EXHIBIT D

                          TENANT FINISH-WORK: ALLOWANCE

                           (Tenant Performs the Work)

     1. ACCEPTANCE OF PREMISES. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into.

     2. SPACE PLANS.

          (a) PREPARATION AND DELIVERY. Attached hereto as Exhibit D-1 are the space plans and specifications prepared by Flavin Architects (the "ARCHITECT") depicting improvements to be installed in the Premises (the "SPACE PLANS").

          (b) APPROVAL PROCESS. Landlord hereby approves the Space Plans.

     3. WORKING DRAWINGS.

          (a) PREPARATION AND DELIVERY. Tenant shall provide to Landlord for its approval final working drawings, prepared by the Architect, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws.

          (b) APPROVAL PROCESS. Landlord shall notify Tenant whether it approves of the submitted working drawings within ten (10) business days after Tenant's submission thereof (such approval not to be unreasonably withheld, conditioned or delayed). If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within five (5) business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. If Landlord fails to notify Tenant that it disapproves of the initial working drawings within ten (10) business days (or, in the case of resubmitted working drawings, within five (5) business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question.

          (c) LANDLORD'S APPROVAL; PERFORMANCE OF WORK. If any of Tenant's proposed construction work will affect the Building's Structure or the Building's Systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of Landlord) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "WORKING DRAWINGS" means the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "WORK" means all demolition and improvements to be performed or constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Landlord shall, at Tenant's request, sign the Working Drawings to evidence its review and approval thereof.

After the Working Drawings have been approved, Tenant shall cause the Work to be performed in accordance with the Working Drawings.

          4. CONTRACTORS; PERFORMANCE OF WORK. The Work shall be performed only by licensed contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Attached hereto as Exhibit D-2 is a list of contractors and subcontractors approved by Landlord. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects and shall materially conform with the Working Drawings.

          5. CONSTRUCTION CONTRACTS.

          (a) TENANT'S GENERAL CONTRACTOR. Tenant shall enter into a construction contract with a general contractor selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld, conditioned or delayed) in a form acceptable to Tenant's representative for the Work, which shall comply with the provisions of this Section 5 and provide for, among other things, (1) a one-year warranty for all defective Work; (2) a requirement that Tenant's Contractor maintain general commercial liability insurance of not less than a combined single limit of $5,000,000, naming Landlord, Landlord's property management company, Landlord's asset management company, Landlord's Mortgagee, Tenant, and each of their respective Affiliates as additional insureds; (3) a requirement that the contractor perform the Work in substantial accordance with the Space Plans and the Working Drawings and in a good and workmanlike manner;
(4) a requirement that the contractor is responsible for daily cleanup work and final clean up (including removal of debris); and (5) those items described in
Section 5(b) (collectively, the "APPROVAL CRITERIA"). Landlord shall have three
(3) business days to notify Tenant whether it approves the proposed construction agreements. If Landlord disapproves of the proposed construction agreements, then it shall specify in reasonable detail the reasons for such disapproval, in which case Tenant shall revise the proposed construction agreements to correct the objections and resubmit them to Landlord within two (2) business days after Landlord notifies Tenant of its objections thereto, following which Landlord shall have two (2) business days to notify Tenant whether it approves the revised construction agreements. If Landlord fails to notify Tenant that it disapproves of the construction agreements within three (3) business days after the initial construction agreements or two (2) business days after the revised construction agreements (as the case may be) are delivered to Landlord, then Landlord shall be deemed to have approved the construction agreements.

          (b) ALL CONSTRUCTION CONTRACTS. Unless otherwise agreed in writing by Landlord and Tenant, each of Tenant's construction contracts shall: (1) provide a schedule and sequence of construction activities and completion; (2) be in a contract form that satisfies the Approval Criteria; (3) require the contractor and each subcontractor to name Landlord, Landlord's property management company, Landlord's asset management company, and Tenant as additional insured on such contractor's insurance maintained in connection with the construction of the Work; (4) be assignable following an Event of Default by Tenant under this Lease to Landlord and Landlord's Mortgagees; and (5) contain at least a one-year warranty for all workmanship and materials.

          6. CHANGE ORDERS. Tenant may initiate changes in the Work. To the extent such change is materially inconsistent with the previously approved Work, each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld, conditioned or delayed; however, if such requested change would adversely affect (in the reasonable discretion of Landlord) (a) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), or (b) the exterior appearance of the Building or any other portion of the Premises exterior to the Building, Landlord may withhold and/or condition its consent in its sole and absolute discretion. Landlord shall notify Tenant of whether it approves of the proposed change within three (3) business days after it receives such request from Tenant. If Landlord fails to notify Tenant that it disapproves of such change within three
(3) business days after it receives such request from Tenant, then Landlord shall be deemed to have approved such change. Tenant shall, upon completion of the Work, furnish Landlord with an accurate architectural "as-built" plan of the Work as constructed, which plan shall be incorporated into this Exhibit D by this reference for all purposes. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

          7. DEFINITIONS. As used herein "SUBSTANTIAL COMPLETION," "SUBSTANTIALLY COMPLETED," and any derivations thereof mean the Work in the Premises is substantially completed (as reasonably determined by Landlord or as certified by the Architect) in accordance with the Working Drawings. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed.

          8. WALK-THROUGH; PUNCHLIST. When Tenant considers the Work in the Premises to be Substantially Completed, Tenant will notify Landlord and within three (3) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Tenant shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within thirty (30) days after agreement thereon.

          9. EXCESS COSTS. The entire cost of performing the Work (including design of and space planning for the Work and preparation of the Working Drawings and the final "as-built" plan of the Work, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, licenses, permits, certifications, surveys and other approvals required by Law, all of which costs are herein collectively called the "TOTAL CONSTRUCTION COSTS") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly execute a work order agreement which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance.

          10. CONSTRUCTION ALLOWANCE. Landlord shall provide to Tenant a construction allowance not to exceed $34.83 per rentable square foot in the Premises (the "CONSTRUCTION ALLOWANCE") to be applied toward the Total Construction Costs, as adjusted for any changes to the Work; provided, however, not more than $3.00 per rentable square foot of the Construction Allowance shall be applied to the architectural and engineering design portion of the Total Construction Costs. The Construction Allowance may be increased by up to $5.00 per rentable square foot in the Premises (the "CONSTRUCTION ALLOWANCE INCREASE") at Tenant's written request to Landlord, which Construction Allowance Increase shall be amortized monthly over the remainder of the initial Term at an annual interest rate of ten percent (10%) and such amortized amounts shall be paid monthly over the remainder of the initial Term together with the Monthly Basic Rent. Upon either party's request, the parties shall execute an amendment to this Lease reflecting such amortized monthly payments required to be paid by Tenant over the remainder of the initial Term. No advance of the Construction Allowance shall be made by Landlord until Tenant has first paid to the contractor from its own funds (and provided reasonable evidence thereof to Landlord) the anticipated amount by which the projected Total Construction Costs exceed the amount of the Construction Allowance. Thereafter, Landlord shall pay to Tenant the Construction Allowance in multiple disbursements (but not more than once in any calendar month) following the receipt by Landlord of the following items: (a) a request for payment; (b) final or partial lien waivers, as the case may be, from all persons performing work or supplying or fabricating materials for the Work, fully executed, acknowledged and in recordable form; and
(c) the Architect's certification that the Work for which reimbursement has been requested has been finally completed, including (with respect to the last application for payment only) any punch-list items, on the appropriate AIA form or another form approved by Landlord, and, with respect to the disbursement of the last 10% of the Construction Allowance: (1) the temporary certificate of occupancy issued for the Premises; (2) Tenant's occupancy of the Premises; (3) delivery of the architectural "as-built" plan for the Work as constructed (as set forth above) to Landlord's construction representative (set forth below); and (4) an estoppel certificate confirming such factual matters as Landlord or Landlord's Mortgagee may reasonably request (collectively, a "COMPLETED APPLICATION FOR PAYMENT"). Landlord shall pay the amount requested in the applicable Completed Application for Payment to Tenant within thirty (30) days following Tenant's submission of the Completed Application for Payment. If, however, the Completed Application for Payment is incomplete or incorrect, Landlord's payment of such request shall be deferred until thirty (30) days following Landlord's receipt of the Completed Application for Payment. Notwithstanding anything to the contrary contained in this Exhibit, Landlord shall not be obligated to make any disbursement of the Construction Allowance during the pendency of any of the following: (A) Landlord has received written notice of any unpaid claims relating to any portion of the Work or materials in connection therewith, other than claims which will be paid in full from such disbursement; (B) there is an unbonded lien outstanding against the Building or the Premises or Tenant's interest therein by reason of work done, or claimed to have been done, or materials supplied or specifically fabricated, claimed to have been supplied or specifically fabricated, to or for Tenant or the Premises; (C) the conditions to the advance of the Construction Allowance are not satisfied; or (D) an Event of Default by Tenant exists. The Construction Allowance must be used (that is, the Work must be fully complete and the Construction Allowance disbursed) within six (6) months following the Commencement Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto, time being of the essence with respect thereto.

          11. CONSTRUCTION REPRESENTATIVES. Landlord's and Tenant's representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:

          Landlord's Representative:   W9/TIB III Realty, L.L.C.
                                       c/o Archon Group, L.P.
                                       99 High Street
                                       Boston, MA 02110
                                       Attention: Richard Thuma
                                       Telephone: 617-854-5525
                                       Telecopy: 617-854-5540

          Tenant's Representative:     Airvana, Inc.
                                       19 Alpha Road
                                       Chelmsford, MA  01824
                                       Attention: Dave Gamache,
                                                  Chief Financial Officer
                                       Telephone: 978-250-3000
                                       Telecopy: 978-250-3910

          12. MISCELLANEOUS. To the extent not inconsistent with this Exhibit, Sections 8(a) and 22 of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                   EXHIBIT D-1

                              TENANT'S SPACE PLANS

                              (TENANT'S SPACE PLANS)

                                      D-1-1

                                   EXHIBIT D-2

                LIST OF APPROVED CONTRACTORS AND SUBCONTRACTORS

Bid Call Report - By Trade

                  CORPORATE INTERIORS GROUP SUBCONTRACTOR LIST

01526 - SCAFFOLDING STAGING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Lanco Scaffolding                                Kendal Moran          (617)623-0060   (617)776-9260      ?      False   ___________
   33 Earl Street, Somerville, MA 02143
Marr Scaffolding Co.                             Emie Brousseau        (401)467-3110   (401)467-3132      ?      False   ___________
   1 Emest Street, Providence, Rl 02905
Marr Steel & Precast Erectors                    Chris Graham          (617)269-7200   (617)269-8604      ?      False   ___________
   One D Street, South Boston, MA 02127
Shaughnessy Aerialifts                           Jack Shaugnessy       (617)268-3000   (617)268-1993      ?      False   ___________
   346 D Street, Boston, MA 02127
Triple G Scaffold Services Corp.                 Jim Hedin             (800)826-0660   (781)878-8921      ?      False   ___________
   29 Accord Park Drive, Norwell, MA 02061

01561 - GENERAL LABOR/CLEAN

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Front Line                                       Tom Watson            (508)634-6600   (508)634-3611      ?      False   ___________
   8 Landing Lane, Hopedale, MA 01747
Onesource                                        Richard Babinea       (617)623-3800   (617)625-7630      ?      False   ___________
   59 Innerbelt Rd., Somerville, MA 02143
SOS Corp.                                        Brent Oldfield        (508)473-0466   (508)478-4049      ?      False   ___________
   331 West Street, Milford, MA 01757

01562 - DUMPSTERS DISPOSAL

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Roberts Corporation                              Robert Stalker Jr.    (603)880-0122   (603)883-8671      ?      False   ___________
   P O. Box 455, Hudson, NH 03051
Waste Solutions, Inc.                            Michael Mowbray       (781)834-7007   (781)834-0004      ?      False   ___________
   965 Plain Street, Marshfield, MA 02050

01710 - GENERAL FINAL CLEANING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Resource Project Group                           David Krivelow        (781)356-8600   (781)356-8611      ?      False   ___________
   140 Wood Road, Braintree, MA 02184
SOS Corp.                                        Brent Oldfield        (508)473-0466   (508)478-4049      ?      False   ___________
   331 West Street, Milford, MA 01757

02070 - DEMOLITION

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
CCP Special Projects Corp.                       Bruce Novak           (781)933-4250   (781)933-4290      ?      False   ___________
   21 H Olympia Avenue, Wobum, MA 01801
Commonwealth Contracting Services                Roger P. Cook         (508)941-6868   (508)941-6966      ?      False   ___________
   203 Spark Street, Brockton, MA 02302-1622
D. Clancy & Sons, Inc.                           Daniel J. LaPoint     (617)436-1000   (617)436-9396      ?      False   ___________
   35 Chickatawbut Street, Dorchester,
   MA 02122

                                      D-2-1

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 02070 - Demolition

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Edifice Wrecking Co., Inc.                       Rob LeBlanc           (617)924-9090   (617)924-2092      ?      False   ___________
   84 Arsenal Street, Watertown, MA 02272
Front Line                                       Tom Watson            (508)634-6600   (508)634-3611      ?      False   ___________
   8 Landing Lane, Hopedale, MA 01747
Mac's Contracting Co., Inc.                      William J. MacDo      (617)389-0842   (617)387-2057      ?      False   ___________
   165 Rear Chelsea Street, Everett, MA 02149
North American Site Developers, Inc.             Allan Wyatt           (617)254-3140   (617)254-3069      ?      False   ___________
   218 Lincoln Street, Allston, MA 02134
Nova Contractors, Inc.                           Dave Michalak         (781)393-9900   (781)395-6611      ?      False   ___________
   15 Cooper Street, Medford, MA 02155
Resource Project Group                           David Krivelow        (781)356-8600   (781)356-8611      ?      False   ___________
   140 Wood Road, Braintree, MA 02184
SMS Services Inc                                 Shawn M. Slatter      (978)683-1166   (978)683-9771      ?      False   ___________
   55 Equestrian Road, North Andover, MA 01845
SOS Corp.                                        Brent Oldfield        (508)473-0466   (508)478-4049      ?      False   ___________
   331 West Street, Milford, MA 01757
Universal Construction Services                  John Coppola          (781)295-0050   (781)295-0051      ?      False   ___________
   34 Broadway, Wakefield, MA 01880
Yankee Environmental Services                    Larry Hill            (978)815-7707   (978)463-2864      ?      False   ___________
   194 Northern Blvd., Newburyport, MA 01950

02075 - CONCRETE SAWCUTTING CORING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Boston Contract Drilling                         Jerry Penn            (617)232-6767   (617)965-1206      ?      False   ___________
   83 Felton Street, Waltham, MA 02453
Easton Concrete Cuttign and Drilling             Dennis Riley          (508)238-0062   (508)238-0145      ?      False   ___________
   125 Eastman Street, S. Easton, MA 02334
Pro Cut, Inc.                                    Leo Cardarelli        (781)899-0006   (781)899-5742      ?      False   ___________
   124 Calvary Street, Waltham, MA 02454

02080 - ASBESTOS ABATEMENT

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A.C.T. Abatement Corp.                           Ed Platais            (978)794-9530   (978)794-3563      ?      False   ___________
   18 Broadway, Lawrence, MA 01840
Aulson Company                                   Dick Quinn            (978)975-4500   (978)975-0101      ?      False   ___________
   49 Danton Drive, Methuen, MA 01844
Covino Environmental                             Estimating            (781)396-4888   (781)396-0241      ?      False   ___________
   300 Wildwod Avenue, Woburn, MA 01801
CYN Environmental Services                       Rich Bell             (781)341-1777   (781)341-6298      ?      False   ___________
   100 Tosca Drive, Stoughton, MA 02072
D Clancy & Sons, Inc                             Daniel J. LaPoint     (617)436-1000   (617)436-9396      ?      False   ___________
   35 Chickatawbut Street, Dorchester,
   MA 02122

                                      D-2-2

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 02080 - Asbestos Abatement

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Eagle Environmental                              Pete Namnik           (978)692-0002   (978)692-0311      ?      False   ___________
   150 Hayden Road, Groton, MA 01450
Fleet Industrial Services, LLC                   George Costello       (781)815-1112   (781)815-1104      ?      False   ___________
   935 East First Street, South Boston,
   MA 02127
LVI Environmental Services                       David Pearson         (617)389-8880   (617)389-9502      ?      False   ___________
   401-S Second Street, Everett, MA 02149
Yankee Environmental Services                    Larry Hill            (978)815-7707   (978)463-2864      ?      False   ___________
   194 Northern Blvd., Newburyport, MA 01950

02152 - SHORING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
FES Shoring, Inc.                                Mike Emerson          (617)884-8887   (617)884-4747      ?      False   ___________
   207 Spencer Ave. Chelsea, MA 02150
Isaac Blair Co.                                  Louie Giiunta         (617)426-6968   (617)598-4651      ?      False   ___________
   8 Damrell Street, South Boston, MA 02127
New England Foundation Co., Inc.                 John Roma             (617)689-0550   (617)689-0551      ?      False   ___________
   77 Federal Avenue, Quincy, MA 02169

02200 - EARTHWORK

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
D. F. Frangioso & Co., Inc.                      Dominic Frangio       (617)361-3378   (617)361-9154      ?      False   ___________
   149 Providence Street, Hyde Park, MA 02136
G. Conway Inc.                                   Edmond Williams       (617)242-2051   (617)242-2301      ?      False   ___________
   8 Bunker Hill Industrial Pk., Charlestown,
   MA 02129
J. Derenzo Contractors Co.                       Mike McCarthy         (508)427-6441   (508)427-6485      ?      False   ___________
   354 Howard Street, Brockton, MA 02302
J. P. McCabe                                     Jim Smith             (617)268-2030   (617)268-7498      ?      False   ___________
   509 East First Street, S. Boston, MA 02127
James W. Flett Co., Inc.                         Mark Murphy           (617)484-8500   (617)484-1279      ?      False   ___________
   800 Pleasant Street, Belmont, MA 02478
M. J. Scully & Co., Inc.                         Kevin Scully          (978)657-5655   (978)657-0450      ?      False   ___________
   314 Main Street, Wilmington, MA 01887
R. F. Roach Co.                                  Rick Roach            (781)331-9988   (781)331-9989      ?      False   ___________
   47 Winter Street, Weymouth, MA 02188
Welch Corp. The                                  Dick Bailey           (617)254-7550   (617)783-2072      ?      False   ___________
   35 Electric Avenue, Brighton, MA 02135

02522 - UNIT PAVERS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Kenneth Castellucci & Assocaites, In             Mike Varone           (401)333-5400   (401)333-5420      ?      False   ___________
   9 New England Way, Lincoln, RI 02865
United Stone & Site                              Jeff Hartwell         (860)928-6559   (860)928-6582      ?      False   ___________
   169 Munyon Road, East Putnam, CT 06260

                                      D-2-3

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 02522 - Unit Pavers

Company Name                                           Contact           Business           Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
ValleyCrest Landscape Development                Andy Connolly         (617)254-1700   (617)254-0234      ?      False   ___________
   17 Electric Avenue, Boston, MA 02135

02820 - FENCING GATES

Company Name                                           Contact           Business           Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Eastern Fence Company                            Hubert Pettiford      (617)298-2022   (617)298-4151      ?      False   ___________
   218 West Seldon Street, Mattapan, MA 02126
Perfection Fence Co.                             Todd Skulsky          (781)837-3600   (781)834-1105      ?      False   ___________
   985 Plain St., Marshfield, MA 02050
Steelco Chainlink Fence Co.                      Mariano Haro          (781)449-8990   (781)449-7182      ?      False   ___________
   14 Franklin Street, Needham Heights,
   MA 02494
Walpole Woodworkers                              Dave Norton           (508)668-2800   (508)668-7301      ?      False   ___________
   Route 30, Framingham, MA 01701

03300 - CAST IN PLACE CONCRETE

Company Name                                           Contact           Business           Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Bidgood Associates, Inc.                         Bill Bidgood          (781)662-5283   (781)662-0350      ?      False   ___________
   99 Essex Street, Melrose, MA 02176
Northern Construction Service, LLC               John DiVito           (781)340-9440   (781)340-5708      ?      False   ___________
   775 Pleasant Street, Weymouth, MA 02189

03310 - CONCRETE FORMWORK

Company Name                                           Contact           Business           Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
D&M Concrete Floor Co.                           Kevin DeMello         (508)675-2423   (508)674-8870      ?      False   ___________
   2 Lark Street, Fall River, MA 02721
J. P McCabe                                      Jim Smith             (617)268-2030   (617)268-7498      ?      False   ___________
   509 East First Street, S. Boston, MA 02127
JL Marshall & Sons, Inc.                         Kevin Osborne         (508)399-8910   (508)399-8342      ?      False   ___________
   3 Clara Street, Seekonk, MA 02771
Mansour Construction, Inc.                       Dave Sullivan         (603)427-1991   (603)427-1995      ?      False   ___________
   64 Tide Mill Road, Greenland, NH 03840
Redmond Concrete Construction Co.                Bob Hawkes Jr.        (978)948-7313   (978)948-5554      ?      False   ___________
   240 Newburyport Tpke., Rowley, MA 01969
S&F Concrete Contractors, Inc.                   Rodney Frias          (978)562-3495   (978)562-9461      ?      False   ___________
   166 Central Street, Hudson, MA 01749

03315 - REINFORCING STEEL FABRICATORS

Company Name                                           Contact           Business           Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Barker Steel Compnay                             Dick Ronzio           (508)473-8484   (508)634-6881      ?      False   ___________
   55 Sumner Street, Milford, MA 01757-1679
Harris Rebar Boston, Inc.                        Eugene McManu         (508)291-7150   (508)291-7160      ?      False   ___________
   45 Kings Highway, West Wareham, MA 02576
Rebars & Mesh, Inc.                              Lisa Russeau          (800)558-6713   (978)372-0831      ?      False   ___________
   111 Avco Road, Haverhill, MA 01835

                                      D-2-4

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 03315 - Reinforcing Steel Fabricators

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Turner Steel Co.                                 Glenn Turner          (508)583-7800   (508)580-4542      ?      False   ___________
   128 North Main Street, West Bridgewater,
   MA 02379

03328 - CONCRETE FLOOR LEVELING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   ------------    -------------   -------   -----   -----------
Eastern Floor Services                           Dan Hynes             (508)947-1781   (508)946-6081      ?      False   ___________
   123 Wareham Street, Middleboro, MA 02346
New England Specialty Concrete                   Roger Harvey          (978)462-1825   (978)462-1827      ?      False   ___________
   99 Elm Street, Salisbury, MA 01952

03345 - CONCRETE FLATWORK

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
American Concrete Systems                        Jerry Keogh           (781)245-1577   (781)245-1577      ?      False   ___________
   101 Greenwood Avenue, Wakefield, MA 01880
Frias Concrete Floors, Inc.                      Dick Stanhope         (978)562-4553   (978)562-1283      ?      False   ___________
   120 Central Street, Hudson, MA 01749

04200 - MASONRY

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Architectural Paving and Stone                   Jim Schmidlein        (781)337-2780   (781)331-8784      ?      False   ___________
   402 Libbey Parkway, Weymouth, MA 02189
Bostonian Masonry Corp.                          John Topalis          (508)668-4400   (508)668-7074      ?      False   ___________
   153 Washington Street, East Walpole,
   MA 02032
Commercial Masonry Corp.                         Mark Lareau           (508)830-1700   (508)830-1702      ?      False   ___________
   6 Resnik Road, Plymouth, MA 02360
D'Agostino Associates                            Mike Polonis          (617)965-3025   (617)558-7664      ?      False   ___________
   46 Farwell Street, Newtonville, MA 02160
D. J. Construction Co. Inc.                      Bob Tenaglia          (617)696-8724   (617)696-0128      ?      False   ___________
   63 Sears Road, Milton, MA 02186
Empire Masonry Corp.                             Tom McCormick         (508)660-1011   (508)660-1028      ?      False   ___________
   231 Norfolk Street, Walpole, MA 02081
Fred Salvucci Corp.                              Carl Pigeon           (781)272-1662   (781)272-1585      ?      False   ___________
   6 B Street, Burlington, MA 01803
J.A.J. Co., Inc.                                 Joe lacopucci         (781)395-5510   (781)395-5548      ?      False   ___________
   21 Prescott Street, Medford, MA 02155
Kenneth Castellucci & Assocaites, In             Mike Varone           (401)333-5400   (401)333-5420      ?      False   ___________
   9 New England Way, Lincoln, RI 02865
NER Construction Management, Inc.                Sharon Lewis          (978)988-1111   (978)988-1110      ?      False   ___________
   867 Woburn Street, Wilmington,
   MA 01887-3490
Phoenix Bay State Const                          Rich DeCoste          (617)442-4908   (617)442-9094      ?      False   ___________
   79 Shirley Street, Boston, Ma 02119
Pizzoti Bros.                                    Eric Pizzoti          (617)389-7877   (617)389-7868      ?      False   ___________
   15 Garden Street, Everett, MA 02149

                                      D-2-5

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 04200 - Masonry

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Salvucci Masonry Co., Inc.                       Greg Salvucci         (781)894-8164   (781)894-8167      ?      False   ___________
   59 Hammond Street, Suite 1, Waltham,
   MA 02451

04400 - STONEWORK

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
United Stone & Site                              Jeff Hartwell         (860)928-6559   (860)928-6582      ?      False   ___________
   169 Munyon Road, East Putnam, CT 06260

04500 - MASONRY RESTORATION

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Acme Waterproofing CO., Inc.                     Denis Morel           (781)982-2250   (781)982-2694      ?      False   ___________
   241 West Water Street, Rockland, MA 02370
Brisk Waterproofing Co.                          Eric Miller           (781)937-3661   (781)937-3715      ?      False   ___________
   21 Wheeling Ave., Woburn, MA 01801
Brunca Waterproofing                             Steve                 (401)353-2769   (401)353-3810      ?      False   ___________
   One Goldsmith Street, North Providence,
   RI 02904
Folan Waterproofing Co                           Frank Gagliardi       (508)238-6550   (508)238-9425      ?      False   ___________
   795 Washington Street, Easton, MA 02375
Hankin Construction Co., Inc.                    Evan Hankin           (781)932-0655   (781)932-8742      ?      False   ___________
   21A Olympia Ave., Woburn, MA 01801
NER Construction Management, Inc.                Sharon Lewis          (978)988-1111   (978)988-1110      ?      False   ___________
   867 Woburn Street, Wilmington,
   MA 01887-3490
Restoration Preservation Masonry                 Buddy Rocheford       (508)393-8033   (508)393-9871      ?      False   ___________
   79 Lyman Street, Northborough, MA 01532
Thompson Waterproofing                           Lisa Thompson         (617)471-9966   (617)472-9977      ?      False   ___________
   93 Federal Avenue, Quincy, MA 02169

05120 - STRUCTURAL STEEL FABRICATORS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Capco Steel Corp.                                John Casale           (401)861-1220   (401)861-3699      ?      False   ___________
   33 Acorn Street, Providence, RI 02903
Capone Iron Corporation                          Mark Natale           (978)948-8000   (978)948-8650      ?      False   ___________
   20 Turncotte Memorial Drive, Rowley,
   MA 01969-3706
Cives Steel Company                              Barry Brackett        (207)622-6141   (207)622-2151      ?      False   ___________
   103 Lipman Road, Augusta, ME 04330
Isaacson Structural Steel, Inc.                  Norman Lefebvre       (603)752-6680   (603)752-4237      ?      False   ___________
   40 Jericho Road, Berlin, NH 03570
Marr Steel & Precast Erectors                    Chris Graham          (617)269-7200   (617)269-8604      ?      False   ___________
   One D Street, South Boston, MA 02127
New Corp. Steel                                  Paul Griffin          (508)580-5004   (781)447-1415      ?      False   ___________
   91 Forest Street, Brockton, MA 02302
Novel Iron Works                                 Keith Moreau          (603)436-7950   (603)436-1403      ?      False   ___________
   250 Ocean Road, Greenland, NH 03840

                                      D-2-6

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 05120 - Structural Steel
Fabricators

Company Name                                           Contact             Business         Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Ocean Steel & Construction Ltd                   Bob Smith             (781)221-2153   (781)221-2155      ?      False   ___________
   25 Burlington Mall Road, Burlington,
   MA 01803
Smith Steel, Inc.                                Charlie Smith         (603)753-9844   (603)753-9798      ?      False   ___________
   115 North Main Street, Boscawen, NH 03303
Sunrise Erectors, Inc.                           David Connaught       (781)828-8814   (781)828-8244      ?      False   ___________
   35 Pequit Street, Canton, MA 02021

05200 - STEEL ERECTION

Company Name                                           Contact             Business         Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Marr Steel & Precast Erectors                    Chris Graham          (617)269-7200   (617)269-8604      ?      False   ___________
   One D Street, South Boston, MA 02127
Sunrise Erectors, Inc.                           David Connaught       (781)828-8814   (781)828-8244      ?      False   ___________
   35 Pequit Street, Canton, MA 02021

05500 - MISC METALS

Company Name                                           Contact             Business         Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
American Architectural Iron Co,  Inc.            Paul Debski           (617)567-0011   (617)567-9054      ?      False   ___________
   80 Liverpool Street, East Boston, MA 02128
Boston Steel Fabricators, Inc.                   Steve Brown           (781)767-1540   (781)767-4613      ?      False   ___________
   610 South Street, Holbrook, MA 02343
Columbia Metals Service Company                  Chris Keough          (781)293-5650   (781)293-5798      ?      False   ___________
   700 Industrial Drive, Halifax, MA 02338
DeAngelis Iron Work, Inc                         Chris Connelly        (508)238-4310   (508)238-7757      ?      False   ___________
   305 Depot Street, South Easton, MA 02375
Morrison Steel                                   Brian Morrison        (508)478-1909   (508)478-5535      ?      False   ___________
   29 Walnut Street, Milford, MA 01757
Ryan Iron Works, Inc.                            Kevin Maze            (508)822-8001   (508)823-1359      ?      False   ___________
   1830 Broadway, Raynham, MA 02767
Santini Bros. Iron Works, Inc.                   Oreste Santini        (781)396-1450   (781)395-6704      ?      False   ___________
   9 Cooper Street, Medford, MA 02155
Smith Steel, Inc.                                Charlie Smith         (603)753-9844   (603)753-9798      ?      False   ___________
   115 North Main Street, Boscawen, NH 03303
Southeastern                                     Elio Roffo            (781)878-1505   (781)982-9862      ?      False   ___________
   Air Station Industrial Park, Rockland,
   MA 02370
Studs & Steel, Inc.                              Mike Cusano           (781)447-9500   (781)447-9503      ?      False   ___________
   P O. Box 149, Quincy, MA 02170
Sunrise Erectors, Inc.                           David Connaught       (781)828-8814   (781)828-8244      ?      False   ___________
   35 Pequit Street, Canton, MA 02021
Van Norden Co                                    Bill Cantor           (617)969-2605   (617)527-3555      ?      False   ___________
   55 Border Street, Newton, MA 02165

                                     D-2-7

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 05710 - Misc Ornamental Metals

05710 - MISC ORNAMENTAL METALS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Santini Bros. Iron Works, Inc.                   Oreste Santini        (781)396-1450   (781)395-6704      ?      False   ___________
   9 Cooper Street Medford, MA 02155

06050 - ROUGH CARPENTRY

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Central Ceilings, Inc.                           Greg Connoly          (508)238-6985   (508)238-2191      ?      False   ___________
   36 Norfolk Avenue, South Easton, MA 02375
Continental Construction Co., Inc.               Bill Sullivan         (508)778-6000   (508)778-5758      ?      False   ___________
   110 Breeds Hill Rd., Hyannis, MA 02601
Martucelli Builders                              Jim Martucelli        (508)747-0608   (508)747-5714      ?      False   ___________
   18 Savery Avenue, Plymouth, MA 02360
Murphy & Sons Construction Co., Inc              Charles P. Murph      (781)878-0913   (781)878-1023      ?      False   ___________
   258 King Street, Hanover, MA 02339
New England Finish Systems, Inc.                 Bob Salemi            (603)893-5083   (603)893-5096      ?      False   ___________
   11C Industrial Way, Salem, NH 03079

06200 - FINISH CARPENTRY MILLWORK

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Alpine Woodworking Assoc, Inc.                   Earl Davis            (603)429-1406   (603)429-1407      ?      False   ___________
   31 Railroad Ave., Merrimack, NH 03054
American Milling (Union)                         Jim Roach             (781)344-7574   (781)344-5874      ?      False   ___________
   88 Evans Drive, Stoughton, MA 02027
Anthony Galluzzo Corp.                           Joseph Galluzzo       (603)434-6140   (603)434-2585      ?      False   ___________
   14 Liberty Drive, Londonderry, NH 03053
Apex Woodworking                                 Ray McCann            (781)821-1404   (781)821-1565      ?      False   ___________
   130 Jackson Street, Canton, MA 02021
Architectural Interior Products, Inc             Dennis Caton          (603)883-0069   (603)883-0496      ?      False   ___________
   6 State Street, Nashua, NH 03063
Butler Construction                              Estimating            (508)842-5484                      ?      False   ___________
   165 Memorial Drive Unit A, Shrewbury,
   MA 01545
C.W. Keller & Associates, Inc.                   Shawn Keller          (603)382-2028   (603)382-4611      ?      False   ___________
   9 Hale Spring Road, Plaistow, NH 03865
Caliper Woodworking Corp.                        Bruce Guckert         (617)269-7726   (617)269-4621      ?      False   ___________
   22 Elkins Street, South Boston, MA 02127
Chebli Architectural Woodwork                    Abdo Chebli           (781)642-0733   (781)642-0734      ?      False   ___________
   50 Sun Street, Waltham, MA 02453
Curry Woodworking, Inc.                          David Curry, JR.      (508)587-5500   (508)587-8172      ?      False   ___________
   61 Strafello Drive, Avon, MA 02322
Freeman Carder Company                           Louis Santos          (781)899-0500   (781)894-9947      ?      False   ___________
   20 Sun Street, Waltham, MA 02453
Herrick & White, Ltd.                            Richard Roy           (401)658-0440   (401)658-1438      ?      False   ___________
   3 Flat Street, Cumberland, RI 02864

                                      D-2-8

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 06200 - Finish Carpentry Millwork

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
laccarino & Sons, Inc.                           Francis X. laccar     (508)869-2136   (508)869-6935      ?      False   ___________
   200 Shrewsbury Street, Boylston, MA 01505
Liberty Woodworking, Inc.                        Michael Rivers        (781)933-9119   (781)933-7766      ?      False   ___________
   100 B Ashburton Avenue, Woburn, MA 01801
Mark Richey Woodworking & Design,                Barry Rugo            (978)768-3356   (978)768-1100      ?      False   ___________
   106 Western Avenue, Essex, MA 01929
Millwork One - MA                                Margaret              (413)562-7284   (413)562-7425      ?      False   ___________
   91 Union Street, Westfield, MA 01085
North American Woodworking Corp.                 Andy McDonald         (781)391-8010   (781)391-1124      ?      False   ___________
   3163 Mystic Valley Parkway, Medford,
   MA 02155
Patella Woodworking - New England                Scott Robertson       (617)236-5518   (617)236-5524      ?      False   ___________
   28 Exter Street, Suite 811, , 02116
South Shore Millwork                             Anthony McKnigh       (508)226-5500   (508)226-1161      ?      False   ___________
   7 Maple Street, Norton, MA 02766
Thibco Inc.                                      Colin Pilcher         (603)623-3011   (603)218-0049      ?      False   ___________
   41 Alpheus Street, Manchester,
   NH 03103-5705
Trickett Woodworks Company                       Paul Trickett         (603)647-6991   (603)647-6997      ?      False   ___________
   8 Grey Point Avenue, Auburn, NH 03032
Walter A. Furman Co., Inc.                       Joe Ciosek            (508)674-7751   (508)679-1244      ?      False   ___________
   180 Liberty Street, Fall River, MA 02722
Woodworks, The                                   Joe Harnden           (603)432-4050   (603)432-3906      ?      False   ___________
   16 N. Wentworth Avenue, Londonderry,
   NH 03053
Wright Architectural Millwork                    Walter Price          (413)586-3528   (413)585-0826      ?      False   ___________
   115 Industrial Drive, Northampton, MA 01060
Young's Woodworking, Inc.                        Chris Young           (978)834-9028   (978)834-9029      ?      False   ___________
   29 Rocky Hill Road, Amesbury, MA 01913

06201 - FINISH CARPENTRY INSTALLATION

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Archer Corporation                               George Allen Jr       (781)324-6262   (781)397-9303      ?      False   ___________
   349 Washington Street, Malden, MA 02148
Component Assembly Systems                       Dominic Duffy         (781)396-4320   (781)396-7756      ?      False   ___________
   260 Salem Street, Medford, MA 02155
Garnet Construction Co., Inc                     Scott Reiff           (207)627-4591   (207)627-9001      ?      False   ___________
   93 Trail Road, Casco, ME 04015
Griffin Interiors, Inc                           Mike Griffin          (978)658-4562   (978)658-4493      ?      False   ___________
   12 Bay Street, Unit 103, Wilmington,
   MA 01887

06202 - Historic Restoration

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
R.R. Woodman Inc.                                Robert Cruicksha      (617)524-3530   (617)524-7755      ?      False   ___________
   675 VFW Parkway, Chestnut Hill, MA 02467

                                      D-2-9

Bid Call Report - By Trade
Corporate Interiors Group Subcontractor List - 06202 - Historic Restoration

06400 - ARCHITECTURAL WOODWORK

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Archer Corporation                               George Allen Jr       (781)324-6262   (781)397-9303      ?      False   ___________
   349 Washington Street, Malden, MA 02148

07100 - WATERPROOFING DAMPPROOFING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Acme Waterproofing CO., Inc.                     Denis Morel           (781)982-2250   (781)982-2694      ?      False   ___________
   241 West Water Street, Rockland, MA 02370
Brisk Waterproofing Co                           Eric Miller           (781)937-3661   (781)937-3715      ?      False   ___________
   21 Wheeling Ave., Woburn, MA 01801
Chapman Waterproofing Company                    Nick Bonugli          (617)288-3000   (617)288-3005      ?      False   ___________
   395 Columbia Road, Boston, MA 02125
Folan Waterproofing Co.                          Frank Gagliardi       (508)238-6550   (508)238-9425      ?      False   ___________
   795 Washington Street, Easton, MA 02375
NER Construction Management, Inc.                Sharon Lewis          (978)988-1111   (978)988-1110      ?      False   ___________
   867 Woburn Street, Wilmington, MA 01887-3490
P.J. Spillane Co., Inc.                          Leonard James         (617)389-6200   (617)389-4138      ?      False   ___________
   97 Tileston Street, Everett, MA 02149
Restoration Preservation Masonry                 Buddy Rocheford       (508)393-8033   (508)393-9871      ?      False   ___________
   79 Lyman Street, Northborough, MA 01532
Thompson Waterproofing                           Lisa Thompson         (617)471-9966   (617)472-9977      ?      False   ___________
   93 Federal Avenue, Quincy, MA 02169

07250 - SPRAY ON FIREPROOFING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Component Spray Fireproofing                     Angelo                (781)396-2340   (781)396-7756      ?      False   ___________
   260 Salem Street, Medford, MA 02155
East Coast Fireproofing Co., Inc                 Bill Goodman          (508)668-3422   (508)668-4587      ?      False   ___________
   140 South Street, Walpole, MA 02081
H. Carr & Sons, Inc.                             Mike Cavanaugh        (617)426-3667   (603)890-3819      ?      False   ___________
   184 High Street, Boston, MA 02110
Island Lathing & Plastering, Inc.                Tony DaCosta          (401)723-2040   (401)723-1990      ?      False   ___________
   835 School Street, Pawtucket, RI 02860
M.L. McDonald Company                            Paul Collette         (617)923-0900   (617)926-8418      ?      False   ___________
   50 Oakland Street, Watertown, MA 02472
Northeast Restoration Fireproofing               Jerrold Doherty       (781)391-9545   (781)391-7599      ?      False   ___________
   31 Canal Street, Medford, MA 02155

07530 - MEMBRANE ROOFING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Boston Roofing and Design Corporati              Richard Foley         (508)481-7567   (508)481-0416      ?      False   ___________
   251 Boston Road, Southborough, MA 01772

                                     D-2-10

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 07530 - Membrane Roofing

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
C&C Cornice Company Inc.                         Paul Cappello         (617)332-4747   (617)964-6593      ?      False   ___________
   78 Silver Lake Avenue, Newton,
   MA 02495-0068
Capeway Roofing                                  Jose Calheta          (508)674-0800   (508)678-2670      ?      False   ___________
   664 Sanford Street, Westport, MA 02790
Delta Roofing                                    Peter Owens           (978)436-9990   (978)436-9997      ?      False   ___________
   5 Esquire Road, Billerica, MA 01862
Dumas Roofing                                    George Dumas          (508)832-6995   (508)832-2819      ?      False   ___________
   28 Appleton Road, Auburn, MA 01501
Gilbert & Becker Co., Inc.                       Steve Ryan            (617)265-4342   (617)265-0936      ?      False   ___________
   16-24 Clapp Street, Dorchester, MA 02125
Hartford Roofing                                 Ted Ensom             (781)341-2299   (781)344-1012      ?      False   ___________
   53 Evans Drive, Stoughton, MA 02072
J. T. Cazeault & Sons of Plymouth, In            David Cazeault        (800)649-3880   (508)830-0620      ?      False   ___________
   51 Liberty Street, Plymouth, MA 02362
John F. Shea Co., Inc.                           Josh David            (617)298-0356   (617)296-8859      ?      False   ___________
   41 Hollingsworth Street, Mattapan, MA 02126
John Henry Roofing, Inc.                         James Madden          (617)787-1414   (617)787-5135      ?      False   ___________
   62 Hichborn Street, Brighton, MA 02135
K.P.R. Roofing, Inc.                             Dean B. Burpee        (781)380-7773   (781)380-7775      ?      False   ___________
   196 Plain Street, Braintree, MA 02184
LeClair Roofing & Waterproofing, Inc.            Steve LeClair         (978)851-8304   (978)851-9884      ?      False   ___________
   830 Livingston Street, Tewksbury, MA 01876
Marshall Roofing & Sheet Metal Co.,              Steve Flood           (781)324-3332   (781)324-6605      ?      False   ___________
   20 Waite Court, Malden, MA 02148
Multi-State Roofing                              Chuck Hale            (978)297-3660   (978)297-3954      ?      False   ___________
   158 Franklin Street, Winchendon, MA 01475
Oak Roofing                                      Louis D'Angolo        (781)933-0450   (781)933-3361      ?      False   ___________
   25 Garfield Avenue, Woburn, MA 01801
Titan Roofing, Inc.                              Bill Bernhardt        (413)536-1624   (413)533-2560      ?      False   ___________
   70 Orange Street, Chicopee, MA 01013
W.S. Aiken                                       Bob Conway            (617)889-0665   (617)884-0525      ?      False   ___________
   224 Crescent Avenue, Chelsea, MA 02150

07900 - CAULKING & SEALANTS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Chapman Waterproofing Company                    Nick Bonugli          (617)288-3000   (617)288-3005      ?      False   ___________
   395 Columbia Road, Boston, MA 02125
DeBnno Caulking Associates, Inc.                 Lewis Houghtalin      (518)732-7234   (518)732-2281      ?      False   ___________
   1304 Route 9, Castleton, NY 12033
NER Construction Management, Inc.                Sharon Lewis          (978)988-1111   (978)988-1110      ?      False   ___________
   867 Woburn Street, Wilmington,
   MA 01887-3490

                                     D-2-11

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 07900 - Caulking & Sealants

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
P J. Spillane Co., Inc.                          Leonard James         (617)389-6200   (617)389-4138      ?      False   ___________
   97 Tileston Street, Everett, MA 02149

08100 - METAL DOORS FRAMES HARDWARE

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Columbus Door Company                            Ron Branch            (401)781-7792   (401)467-3620      ?      False   ___________
   1884 Elmwood Avenue, Warwick, RI 02888
Door Systems, Inc.                               Steve Osborne         (800)545-3667   (508)626-2052      ?      False   ___________
   120 Alexander Street, Framingham, MA 01702
Galeno & Associates, Inc.                        Peter Galeno          (508)238-5083   (508)238-5028      ?      False   ___________
   83 Eastman Street, South Easton, MA 02375
HCI/Craftsmen Inc.                               Tom O'Toole           (781)963-0177   (781)963-1054      ?      False   ___________
   52 York Avenue, Randolph, MA 02368
Hennigar Door                                    Kevin                 (781)397-2999   (781)397-0315      ?      False   ___________
   22 Sharon Street, Malden, MA 02148
Kamco Supply Company                             Spencer Nelson        (603)432-2128   (603)432-7680      ?      False   ___________
   19 Independence Drive, Londonderry,
   NH 03053
New England Door Supply                          Sam Kilroy            (617)989-1900   (617)989-1924      ?      False   ___________
   107 Norfolk Ave, Boston, MA 02119
Noreastco Door & Millwork                        Mark/Dick             (781)821-1404   (781)821-1565      ?      False   ___________
   130 Jackson Street, Canton, MA 02021
O'Connor Door Corporation                        Kevin McDade          (781)444-3902   (781)444-3903      ?      False   ___________
   29 Charles Street, Needham, MA 02494
Partition Systems, Inc                           Mike Sheehan          (781)942-0383   (978)664-0295      ?      False   ___________
   50 Concord Street, North Reading, MA 01864
Quarter's Hardware, Inc.                         Tom Young             (781)935-9272   (781)935-9378      ?      False   ___________
   300 Salem Street, Woburn, MA 01888-9272
RACO Interior Products, Inc.                     Abbey McNally         (800)272-7226   (713)682-2079      ?      False   ___________
   2000 Silber Road, Houston, TX 77055
Thompson Co., Inc.                               Rob Taylor            (781)331-6610   (781)337-1128      ?      False   ___________
   805 Pleasant Street, East Weymouth,
   MA 02189

08360 - OVERHEAD DOORS & GRILLES

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Cliff Compton Inc.                               Dave Garran           (781)843-2100   (781)843-8579      ?      False   ___________
   34 Garden Park, Braintree, MA 02184
Desco Door Sales, Inc.                           David Desmond         (781)319-0444   (781)319-0603      ?      False   ___________
   816 Webster Street, Marshfield, MA 02050
Door Systems, Inc                                Steve Osborne         (800)545-3667   (508)626-2052      ?      False   ___________
   120 Alexander Street, Framingham, MA 01702
Gordon Industries, Inc.                          Johan Gordon          (617)269-5666   (617)268-3701      ?      False   ___________
   202 West First Street, South Boston,
   MA 02127

                                     D-2-12

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 08360 - Overhead Doors & Grilles

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
New England Overhead Door, Inc.                  David Plaiffe         (508)473-0030   (508)634-9098      ?      False   ___________
   43 Pond Street, Milford, MA 01757
Overhead Door Co. of Boston                      Bob Mortell           (800)336-9991   (978)774-1719      ?      False   ___________
   300 Weymouth Street, Rockland, MA 02370

08410 - ALUMINUM ENTRANCE & STOREFRONT

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Aluminum & Glass Concepts, Inc.                  Dave Curtis           (800)585-6363   (978)657-5819      ?      False   ___________
   210 Andover Street, Unit 25, Wilmington,
   MA 01887
Assured Glass & Aluminum, Inc.                   John Surprenant       (978)957-9231   (978)957-6476      ?      False   ___________
   62 Valley Hill Road, Pelham, NH 03076
Cheviot Corporation                              Duncan Noonan         (781)449-1100   (781)449-1109      ?      False   ___________
   55 Fourth Avenue, Needham, MA 02494
Closure Company                                  Brian Dempster        (781)935-7220   (781)933-0317      ?      False   ___________
   17B Gill Street, Woburn, MA 01801
Glass Installations, Inc.                        James Doyle           (617)293-4337   (617)298-4621      ?      False   ___________
   16 Allerton Road, Milton, MA 02186
Karas and Karas                                  Jay Argus             (617)268-8800   (617)464-1867      ?      False   ___________
   455 Dorchester Avenue, South Boston,
   MA 02127
Salem Glass Company                              Scott Stelmack x      (978)744-5177   (978) 745-4036     ?      False   ___________
   3 Technology Way, Salem, MA 01970
Tower Glass Co., Inc                             Stephen R. Maur       (781)935-4870   (781)935-5841      ?      False   ___________
   10A Wheeling Avenue, Woburn, MA 01801

08810 - GLASS AND GLAZING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Assured Glass & Aluminum, Inc.                   John Surprenant       (978)957-9231   (978)957-6476      ?      False   ___________
   62 Valley Hill Road, Pelham, NH 03076
Cheviot Corporation                              Duncan Noonan         (781)449-1100   (781)449-1109      ?      False   ___________
   55 Fourth Avenue, Needham, MA 02494
Closure Company                                  Brian Dempster        (781)935-7220   (781)933-0317      ?      False   ___________
   17B Gill Street, Woburn, MA 01801
Coastal Glass and Aluminum Co., In               Jay Muese             (781)935-9315   (781)935-9678      ?      False   ___________
   300 Salem Street, Woburn, MA 01801
Galaxy Glass                                     Mark Brown            (603)626-1800   (603)626-1830      ?      False   ___________
   114 Londonderry Turnpike, Hooksett,
   NH 03079
Glass Installations, Inc.                        James Doyle           (617)293-4337   (617)298-4621      ?      False   ___________
   16 Allerton Road, Milton, MA 02186
Hub Glass                                        Gerald Riley          (617)625-6661   (617)625-0223      ?      False   ___________
   216 McGrath Highway, Somerville, MA 02143
Ipswich Bay Glass                                David Wenneka         (978)948-6644   (978)948-2995      ?      False   ___________
   420 Newburyport Turnpike, Rowley, MA 01969

                                     D-2-13

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 08810 - Glass and Glazing

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Melrose Glass Co.                                Bob McConarghy        (781)662-8599   (781)662-4915      ?      False   ___________
   169 Main Street, Melrose, MA 02176
Moniz Glass and Aluminum Constrac                George Moniz          (781)599-4416   (781)598-6120      ?      False   ___________
   27 Spencer Street, West Lynn, MA 01905
Salem Glass Company                              Scott Stelmack x      (978)744-5177   (978)745-4036      ?      False   ___________
   3 Technology Way, Salem, MA 01970
Tower Glass Co., Inc.                            Stephen R Maur        (781)935-4870   (781)935-5841      ?      False   ___________
   10A Wheeling Avenue, Woburn, MA 01801
Wayside Glass                                    Vinny Purpura         (508)485-3600   (508)485-1603      ?      False   ___________
   940 Boston Pond Road, Marlborough, MA 01753

09250 - GYPSUM DRYWALL

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Admiral Drywall, Ltd.                            Jack Scott            (978)262-9387   (978)262-0167      ?      False   ___________
   P.O. Box 934, Nutting Lake, MA 01865
Angelini Plastering, Inc.                        Jason Haas            (978)664-3836   (978)664-0771      ?      False   ___________
   304 Main Street, North Reading, MA 01864
Cazz Construction Company                        Rick Cataloni         (781)848-3875   (781)848-3876      ?      False   ___________
   25 Adams Street, Braintree, MA 02184
Central Ceilings, Inc                            Greg Connoly          (508)238-6985   (508)238-2191      ?      False   ___________
   36 Norfolk Avenue, South Easton, MA 02375
Clifford & Galvin Contracting                    Jim Clifford          (508)588-9990   (508)588-5181      ?      False   ___________
   131 West Street, Bridgewater, MA 02379
Component Assembly Systems                       Dominic Duffy         (781)396-4320   (781)396-7756      ?      False   ___________
   260 Salem Street, Medford, MA 02155
Drywall, Ltd.                                    Bill Murphy           (781)821-0150   (781)821-1659      ?      False   ___________
   1020 Turnpike Street, Canton, MA 02021
Fazio Construction Corp.                         Victor Fazio          (781)324-1139   (781)321-2043      ?      False   ___________
  288 Charles Street, Malden, MA 02148
H. Carr & Sons, Inc.                             Mike Cavanaugh        (617)426-3667   (603)890-3819      ?      False   ___________
   184 High Street, Boston, MA 02110
Jerry Construction Inc.                          Patrick Albert        (603)882-3968   (603)882-8838      ?      False   ___________
   5 Security Drive, Hudson, NH 03051
K & J Interiors                                  Chris Molinaro        (508)830-0670   (508)830-0605      ?      False   ___________
   4 Court Street, Plymouth, MA 02360
M. L McDonald Company                            Paul Collette         (617)923-0900   (617)926-8418      ?      False   __________
   50 Oakland Street, Watertown, MA 02472
Manganaro Northeast, LLC                         Dave Manganaro        (781)322-7929   (781)397-7584      ?      False   ___________
   350 Main Street, 2nd Floor, Malden,
   MA 02148
Mecca Construction Corporation                   Joe Maglione          (781)932-9793   (781)932-9782      ?      False   ___________
   10-W Gill Street, Woburn, MA 01801

                                     D-2-14

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 09250 - Gypsum Drywall

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
New England Finish Systems, Inc.                 Bob Salemi            (603)893-5083   (603)893-5096      ?      False   ___________
   11C Industrial Way, Salem, NH 03079
Pelletier & Sons, Inc.                           Jeff Pelletier        (978)343-6333   (978)345-2567      ?      False   ___________
   552 Oak Hill Road, Fitchburg, MA 01420
Sweeney Drywall                                  Dan Sweeney           (781)272-1518   (781)272-7662      ?      False   ___________
   13A Street, Burlington, MA 01803
T.J. McCartney, Inc.                             Dennis McDonne        (603)889-6380   (603)880-0770      ?      False   ___________
   3 Capitol Street Suite 1, Nashua, NH 03063
Unity Construction                               Bob Sullivan          (781)665-1179   (781)665-1183      ?      False   ___________
   291 First Street, Melrose, MA 02176

09310 - CERAMIC TILE

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Bonomo Tile                                      Sal Bonomo            (781)461-9950   (781)461-9938      ?      False   ___________
   215 Bridge Street, Dedham, MA 02026
Capital Floors, Inc.                             Jerry                 (781)595-8246   (781)595-1804      ?      False   ___________
   26 Union Street, Lynn, MA 01902
Contract Flooring Installations                  Troy Bickford         (508)230-1760   (508)230-2835      ?      False   ___________
   290 Turnpike Street, South Easton, MA 02375
Falcucci Marble Refinishers Inc.                 Tom Falcucci          (617)469-3764   (617)469-3319      ?      False   ___________
   511 Cummins Highway, Boston, MA 02131
High Point Interiors                             Dick McLaughlin       (781)826-8133   (781)826-8688      ?      False   ___________
   201 Oak Street, Pembroke, MA 02359
McLaughlin Marble & Tile Co., Inc.               Greg McLaughlin       (781)837-9834   (781)837-6224      ?      False   ___________
   425 Union Bridge Road, Duxbury, MA 02332
Merrimac Tile Company Inc.                       Tom Indoccio          (603)432-2544   (603)425-6597      ?      False   ___________
   18 Tsienneto Road, Derry, NH 03038
Port Morris Tile & Marble Corp.                  Mark S. Liljegren     (617)265-7585   (617)265-8510      ?      False   ___________
   66 Von Hillern Street, Boston, MA 02125-1164
Spectra Contract Flooring                        Dave                  (781)994-6800   (781)994-6900      ?      False   ___________
   80 Commercial Way, Woburn, MA 01801
Uni-Con Floors, Inc.                             Steve                 (508)675-3974   (508)675-4177      ?      False   ___________
   2137A South Main Street, Fall River,
   MA 02724
Zani Tile Company, Inc.                          Jim Fahey             (617)924-8130   (617)924-1485      ?      False   ___________
   199 Dexter Avenue, Watertown, MA 02472

09380 - MARBLE GRANITE

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Falcucci Marble Refinishers Inc.                 Tom Falcucci          (617)469-3764   (617)469-3319      ?      False   ___________
   511 Cummins Highway, Boston, MA 02131
High Point Interiors                             Dick McLaughlin       (781)826-8133   (781)826-8688      ?      False   ___________
   201 Oak Street, Pembroke, MA 02359

                                     D-2-15

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 09380 - Marble Granite

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
J.A.J. Co., Inc.                                 Joe lacopucci         (781)395-5510   (781)395-5548      ?      False   ___________
   21 Prescott Street, Medford, MA 02155
Kenneth Castellucci & Assocaites, In             Mike Varone           (401)333-5400   (401)333-5420      ?      False   ___________
   9 New England Way, Lincoln, RI 02865
McLaughlin Marble & Tile Co., Inc.               Greg McLaughlin       (781)837-9834   (781)837-6224      ?      False   ___________
   425 Union Bridge Road, Duxbury, MA 02332
Port Morris Tile & Marble Corp.                  Mark S. Liljegren     (617)265-7585   (617)265-8510      ?      False   ___________
   66 Von Hillern Street, Boston,
   MA 02125-1164
United Stone & Site                              Jeff Hartwell         (860)928-6559   (860)928-6582      ?      False   ___________
   169 Munyon Road, East Putnam, CT 06260
Zani Tile Company, Inc.                          Jim Fahey             (617)924-8130   (617)924-1485      ?      False   ___________
   199 Dexter Avenue, Watertown, MA 02472

09400 - TERRAZZO

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
DePaoli Mosaic Company                           Fred Morgan           (617)445-2381   (617)442-5618      ?      False   ___________
   126 Magazine St., Boston, MA 02119
Port Morris Tile & Marble Corp.                  Mark S. Liljegren     (617)265-7585   (617)265-8510      ?      False   ___________
   66 Von Hillern Street, Boston,
   MA 02125-1164

09510 - ACOUSTICAL CEILING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Allan Construction                               Mark Allan            (781)273-6660   (781)273-6699      ?      False   ___________
   One Murray Ave., Burlington, MA 01803
American Acoustical Contractors Cor              Anthony Giordan       (781)828-5774   (781)828-6877      ?      False   ___________
   120 Cedar Street, Canton, MA 02021-
BABB Acoustics Inc                               Dave or Steve         (781)306-0226   (781)306-0079      ?      False   ___________
   359 Washington Street Rear A. Maiden,
   MA 02148
Bonaco, Inc.                                     Michael Buonopa       (781)942-1400   (781)942-3600      ?      False   ___________
   23 Walkers Brook Drive, Reading, MA 01867
Central Ceilings, Inc.                           Greg Connoly          (508)238-6985   (508)238-2191      ?      False   ___________
   36 Norfolk Avenue, South Easton, MA 02375
Cheviot Corporation                              Duncan Noonan         (781)449-1100   (781)449-1109      ?      False   ___________
   55 Fourth Avenue, Needham, MA 02494
Dillion Acoustical Ceiling, Inc.                 Mark                  (401)232-2106   (401)232-3357      ?      False   ___________
   410 Harris Road, Unit B, Smithfield,
   RI 02917
T&T Acoustics, Inc.                              Scott M. Turgeon      (978)957-6231   (978)458-8811      ?      False   ___________
   45 Colbum Avenue, Dracut, MA 01826

09520 - ACOUSTICAL WALL TREATMENT

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Allan Construction                               Mark Allan            (781)273-6660   (781)273-6699      ?      False   ___________
   One Murray Ave., Burlington, MA 01803

                                     D-2-16

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 09520 - Acoustical Wall Treatment

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Cheviot Corporation                              Duncan Noonan         (781)449-1100   (781)449-1109      ?      False   ___________
   55 Fourth Avenue, Needham, MA 02494
M.L McDonald Company                             Paul Collette         (617)923-0900   (617)926-8418      ?      False   ___________
   50 Oakland Street, Watertown, MA 02472

09550 - WOOD FLOORING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Becht Corp.                                      Stephen J. Becht      (978)858-0580   (978)858-0582      ?      False   ___________
   120 Lumber Lane, Tewksbury, MA 01876
Floor Sanders                                    Varouj Nersesian      (617)783-1711   (617)783-3504      ?      False   ___________
   214 Lincoln Street Suite 111, Allston, MA
   02134
Kaswell & Co., Inc.                              Josh                  (508)879-1120   (508)820-0841      ?      False   ___________
   58 Pearl Street, Framingham, MA 01701
Lyons Flooring Co.                               John Lyons            (781)376-9977   (781)376-9988      ?      False   ___________
   14 Union Street, Woburn, MA 01801

09650 - RESILIENT FLOORING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A.J. Flooring                                    Joe Dicarlo           (978)464-0298   (978)464-0284      ?      False   ___________
   487 Hubbardston Road, Princeton, MA 01541
Allegheny Contract Flooring                      Bob Mandile           (781)935-1077   (781)932-3330      ?      False   ___________
   36 Holton Street, Winchester, MA 01890
Business Interiors Floor Coverings               Les Stiles            (781)938-9994   (781)938-8833      ?      False   ___________
   5 Wheeling Avenue, Woburn, MA 01801-6822
Circle Floors                                    Michael Rush x1       (617)381-6600   (617)381-9050      ?      False   ___________
   1911 Revere Beach Parkway, Everett, MA
   02149
Contract Flooring Installations                  Troy Bickford         (508)230-1760   (508)230-2835      ?      False   ___________
   290 Turnpike Street, South Easton, MA 02375
E Floor, Inc.                                    Doug Mann             (781)329-7722   (781)329-3773      ?      False   ___________
   1200 East Street, Westwood, MA 02090
Independent Flooring Corp.                       Thomas Connors        (781)986-0777   (781)986-0707      ?      False   ___________
   East Randolph Industrial Park, 69 Teed
   Drive - Rear, Randolph, MA 02368
J.C. Floorcovering                               Ed Higgins            (617)569-6029   (617)569-2322      ?      False   ___________
   301 Border Street, East Boston, MA 02128
Spectra Contract Flooring                        Dave                  (781)994-6800   (781)994-6900      ?      False   ___________
   80 Commercial Way, Woburn, MA 01801
Xpress Flooring Contractors, Inc.                Joe Piscitello        (508)230-2503   (508)230-2504      ?      False   ___________
   Easton Industrial Park, South Easton, MA
   02375

09680 - CARPET

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A.J. Flooring                                    Joe Dicarlo           (978)464-0298   (978)464-0284      ?      False   ___________
   487 Hubbardston Road, Princeton, MA 01541

                                     D-2-17

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 09680 - Carpet

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Allegheny Contract Flooring                      Bob Mandile           (781)935-1077   (781)932-3330      ?      False   ___________
   36 Holton Street, Winchester, MA 01890
Business Interiors Floor Coverings               Les Stiles            (781)938-9994   (781)938-8833      ?      False   ___________
   5 Wheeling Avenue, Woburn, MA 01801-6822
Circle Floors                                    Michael Rush x1       (617)381-6600   (617)381-9050      ?      False   ___________
   1911 Revere Beach Parkway, Everett,
   MA 02149
Contract Flooring Installations                  Troy Bickford         (508)230-1760   (508)230-2835      ?      False   ___________
   290 Turnpike Street, South Easton, MA 02375
Independent Flooring Corp.                       Thomas Connors        (781)986-0777   (781)986-0707      ?      False   ___________
   East Randolph Industrial Park, 69 Teed
   Drive - Rear, Randolph, MA 02368
Spectra Contract Flooring                        Dave                  (781)994-6800   (781)994-6900      ?      False   ___________
   80 Commercial Way, Woburn, MA 01801

09900 - PAINTING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Ahern Painting Co., Inc.                         Bob White             (781)665-5600   (781)665-5612      ?      False   ___________
   368 Main Street, Melrose, MA 02174
Arthur Cole Painting                             Brian Lincks          (508)799-9019   (508)797-4049      ?      False   ___________
   39 Mason Street, Worcester, MA 01601
Avondale, Inc./L&M Associates                    Michael Lahart        (508)477-3386   (508)539-3308      ?      False   ___________
   630 Old Barnstable Road, Mashpee, MA 02649
Commerical Painting, Inc.                        Bill Turchetta        (401)726-0865   (401)726-0866      ?      False   ___________
   75 Beverage Hill Avenue, Pawtucket,
   RI 02860
East Coast Spraying Corp.                        Arthur Ralls          (978)441-9021   (978)970-1494      ?      False   ___________
   225 Stedman Street, Lowell, MA 01851
Fenway Painters Inc.                             John E. Smith         (781)944-4581   (978)694-4008      ?      False   ___________
   8 Day Street, Wilmington, MA 01887
John M. Kennedy & Co., Inc.                      Mark Kennedy          (617)825-0610   (617)825-1299      ?      False   ___________
   1813 Dorchester Avenue, Dorchester,
   MA 02124
Kaloutas Painting                                Jim Kaloutas          (978)532-1414   (978)532-0207      ?      False   ___________
   11 Railroad Ave, Peabody, MA 01960
M.L. McDonald Company, Painting                  Erin Copithorne       (617)923-0900   (617)926-8418      ?      False   ___________
   50 Oakland Street, Watertown, MA 02472
McAdam Painting                                  Dan McAdam            (617)923-9503   (617)923-9541      ?      False   ___________
   83 Spring Street, Watertown, MA 02472
Merchant Brothers Painting Co., Inc.             Peter Merchant        (781)878-1667   (781)878-1667      ?      False   ___________
   655 Market Street, Rockland, MA 02370
North Shore Decorators                           Keleigh Calnan        (978)887-3344   (978)887-5693      ?      False   ___________
   462 Boston Street, Suite One, Topsfield,
   MA 01983
Paint Systems of New England, LLC                Bill McNaught         (603)893-5083   (603)893-5096      ?      False   ___________
   11 C Industrial Way, Salem, NH 03079

                                     D-2-18

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 09900 - Painting

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Sentry Painting                                  Robert Berg           (978)640-1327   (978)640-0971      ?      False   ___________
   1501 Main Street, Tewksbury, MA 01876
Soep Painting Corp.                              Ray Obrien            (781)322-7800   (781)322-7458      ?      False   ___________
   263 Commercial Street, Malden, MA 02148
Thomas P. Sloane, Inc.                           Tom Sloane            (781)306-0538   (781)306-0323      ?      False   ___________
   121 Mystic Avenue, Medford, MA 02153
Van Molle Painting                               John Van Molle        (978)466-5193   (978)486-0219      ?      False   ___________
   43 Brown Avenue, Leominster, MA 01453
W.T. Kenney Co., Inc.                            Barry Rounds          (781)643-2105   (781)643-7433      ?      False   ___________
   11 Prescott Street, Arlington, MA 02474
Wall Dimensions, Inc.                            Bill Farrar           (603)598-8080   (603)598-1826      ?      False   ___________
   225 Lowell Road, Hudson, NH 03051

09950 - WALLCOVERING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Soep Painting Corp.                              Ray Obrien            (781)322-7800   (781)322-7458      ?      False   ___________
   263 Commercial Street, Malden, MA 02148

10001 - SPECIALTIES

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Bay State Building Specialties, Inc.             Jerry Pratt           (781)335-3510   (781)335-3470      ?      False   ___________
   50 Finnell Drive, Unit 6, Weymouth,
   MA 02188
New England Specialties, Inc.                    John Paquette, Jr     (508)833-7700   (508)833-7701      ?      False   ___________
   114 State Road, Unit A5, Sagamore Beach,
   MA 02562-1714
Pyrobain                                         Gary Glazer           (781)449-7720   (781)449-5056      ?      False   ___________
   64 Booth Street, Needham, MA 02494
Sanahart International Sales                     Peter Trahanas        (781)455-6656   (781)455-6505      ?      False   ___________
   220 Reservoir Street, Needham, MA 02494
Unlimited Specialties                            Bob McDonald          (617)471-7070   (617)770-2175      ?      False   ___________
   141 Main Street, Quincy, MA 02169
Ver-Tex Construction Specialties, Inc            Fred Jennings         (781)821-0858   (781)821-2556      ?      False   ___________
   905 Turnpike Street, Canton, MA 02021
Walsh-Hannon-Gladwin, Inc.                       Ron Pasek             (978)887-5700   (978)887-9680      ?      False   ___________
   461 Boston Road, Topsfield, MA 01983

10110 - CHALK, TACK, & MARKER BOARDS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
AMF Specialties, Inc.                            Antonio Cracchiol     (617)267-8388   (617)267-9779      ?      False   ___________
   390 Commonwealth Avenue, Boston, MA 02215
ATR Sales, Inc                                   Carl Backholm         (508)393-8529   (508)393-7766      ?      False   ___________
   41 Talbot Road, Northboro, MA 01532
Bay State Building Specialties, Inc.             Jerry Pratt           (781)335-3510   (781)335-3470      ?      False   ___________
   50 Finnell Drive, Unit 6, Weymouth,
   MA 02188

                                     D-2-19

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 10110 - Chalk, Tack, & Marker
Boards

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Bright Window Coverings, Inc.                    Chris Kaddras         (781)246-0935   (781)245-8176      ?      False   ___________
   151 Foundry Street, Wakefield, MA 01880
Kreative Window Treatments                       Jay Purpura           (781)767-5588   (781)767-2526      ?      False   ___________
   145A Union St., Holbrook, MA 02343
Walsh-Hannon-Gladwin, Inc.                       Ron Pasek             (978)887-5700   (978)887-9680      ?      False   ___________
   461 Boston Road, Topsfield, MA 01983

10160 - TOILET PARTITIONS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Automation Solutions, Inc.                       Bill Stuffle          (617)542-4445   (617)542-4441      ?      False   ___________
   283 Franklin Street, 5th Floor, Boston,
   MA 02110
New England Specialties, Inc.                    John Paquette, Jr     (508)833-7700   (508)833-7701      ?      False   ___________
   114 State Road, Unit A5, Sagamore Beach,
   MA 02562-1714
Northern Corp.                                   Rich Thoman           (508)481-2444   (508)481-2973      ?      False   ___________
   175 Boston Road, Southborough, MA 01772
O'Connor Door Corporation                        Kevin McDade          (781)444-3902   (781)444-3903      ?      False   ___________
   29 Charles Street, Needham, MA 02494
Unlimited Specialties                            Bob McDonald          (617)471-7070   (617)770-2175      ?      False   ___________
   141 Main Street, Quincy, MA 02169
Ver-Tex Construction Specialties, Inc            Fred Jennings         (781)821-0858   (781)821-2556      ?      False   ___________
   905 Turnpike Street, Canton, MA 02021
Walsh-Hannon-Gladwin, Inc.                       Ron Pasek             (978)887-5700   (978)887-9680      ?      False   ___________
   461 Boston Road, Topsfield, MA 01983

10200 - LOUVERS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Air Engineering/ Filters, Inc                    Bob Beaton            (978)988-2000   (978)988-2200      ?      False   ___________
   3 Lopez Road, Wilmington, MA 01887-2563
Cantor-Flynn Associates Inc.                     Mike Cantor           (508)829-7613   (781)297-3538      ?      False   ___________
   150 Cooperwood Drive, Stoughton, MA 02072
G. Wilson Associates                                                   (781)834-3843   (781)344-1537      ?      False   ___________
   108 Acorn Street, Marshfield, MA 02050
Geldart Associates                               Gary Geldart          (781)643-4641   (781)643-0478      ?      False   ___________
   201 Sylvia Street, Arlington, MA 02174
Mettro Architectural Sales                       Doug Metcalf          (781)545-8100   (781)545-5805      ?      False   ___________
   50 Cole Parkway, Scituate, MA 02066

10270 - ACCESS FLOORING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Central Ceilings, Inc.                           Greg Connoly          (508)238-6985   (508)238-2191      ?      False   ___________
   36 Norfolk Avenue, South Easton, MA 02375
Cheviot Corporation                              Duncan Noonan         (781)449-1100   (781)449-1109      ?      False   ___________
   55 Fourth Avenue, Needham, MA 02494

                                     D-2-20

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 10270 - Access Flooring

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
F.H. Chase, Inc.                                 Eric Gray             (508)339-3309   (508)339-3306      ?      False   ___________
   120 Forbes Boulevard, Mansfield, MA 02048
Longden Company, Inc.                            Gerald Ayotte         (978)568-1800   (978)567-8917      ?      False   ___________
   446 River Road, Hudson, MA 01749
Pitcher Associates                               Robert C. Blinn       (603)434-1505   (603)434-1004      ?      False   ___________
   9 Tinkham Avenue, Derry, NH 03038

10430 - EXTERIOR AND INTERIOR SIGNS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
ABP Sign & Awning                                Bill                  (508)966-4000   (508)966-4816      ?      False   ___________
   20 William Way, Bellingham, MA 02109
Barlo Signs                                      Denis Maltais         (603)882-2368   (603)882-7680      ?      False   ___________
   158 Greeley Street, Hudson, NH 03051
Janedy Signs                                     William Penney        (617)776-5700   (617)381-0900      ?      False   ___________
   27 Carter St., Everett, MA 02149
SignAge                                          Alan Sawyer           (617)868-1600   (617)868-1612      ?      False   ___________
   One Broadway, Cambridge, MA 02142
Signs by J. Inc.                                 Pam Hallett           (617)825-9855   (617)825-5293      ?      False   ___________
   100 Tenean Street, Dorchester, MA 02122
Signs O' Life                                    Al Barber             (508)583-9700                      ?      False   ___________
Viewpoint Sign & Awning                          Jim Rieger            (508)303-8400   (508)303-8480      ?      False   ___________
   40 Locke Drive, Marlborough, MA 01752

10620 - OPERABLE WALLS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Central Ceilings, Inc.                           Greg Connoly          (508)238-6985   (508)238-2191      ?      False   ___________
   36 Norfolk Avenue, South Easton, MA 02375
KWIK-WALL/New England, Inc. (Huf                 Paul McDonald         (781)871-4941   (781)871-8874      ?      False   ___________
   100 Weymouth Street, Rockland,
   MA 02370
Pappas Co., Inc.                                 George Pappas         (617)964-8700   (617)965-9447      ?      False   ___________
   42 Riverdale Avenue, Newton, MA 02458

10650 - OPERABLE PARTITIONS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Pappas Co., Inc.                                 George Pappas         (617)964-8700   (617)965-9447      ?      False   ___________
   42 Riverdale Avenue, Newton, MA 02458

10670 - STORAGE SHELVING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Systematics, Inc.                                John Schaefer         (508)393-9100   (508)393-9370      ?      False   ___________
   80 Lyman Street, Northboro, MA 01532

                                     D-2-21

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 11130 - Audio Visual Equipment

11130- AUDIO VISUAL EQUIPMENT

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Boston Light & Sound, Inc.                       Zeke Zola             (617)787-3131   (617)787-4257      ?      False   ___________
   290 No. Beacon Street, Brighton, MA 02135
Crimson Tech                                     Michael               (800)868-5150   (800)499-4901      ?      False   ___________
   33 Upton Drive, Wilmington, MA 01887
H.B. Communications                              Scott Hilton          (781)647-1991   (781)647-1811      ?      False   ___________
   1432 Main Street, Waltham, MA 02154

12500 - WINDOW TREATMENTS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Baystate Window Coverings                        Ken Depatto           (781)224-0600   (781)224-2553      ?      False   ___________
   40 Salem Street, Lynnfield, MA 01940
Bright Window Coverings, Inc.                    Chris Kaddras         (781)246-0935   (781)245-8176      ?      False   ___________
   151 Foundry Street, Wakefield, MA 01880
King's Draperies Inc.                            Gary E. King          (508)230-0055   (508)230-5655      ?      False   ___________
   195 Washington Street, Easton, MA 02356
Kreative Window Treatments                       Jay Purpura           (781)767-5588   (781)767-2526      ?      False   ___________
   145A Union St., Holbrook, MA 02343
Lois Peters & Company                            Lois Peters           (978)371-9997   (978)287-4458      ?      False   ___________
   Hawthorne Old Stow Road, Unit 3,
   W. Concord, MA 01742
Marjorie Royer Interiors, Inc.                   Jim Robinson          (978)774-0533   (978)750-8208      ?      False   ___________
   50 N. Liberty Street, Middleton, MA 01949
Moody Carlson                                    Sam Freeman           (508)877-2700   (508)879-0698      ?      False   ___________
   945 Concord Street, Framingham, MA 01701
Ver-Tex Construction Specialties, Inc            Fred Jennings         (781)821-0858   (781)821-2556      ?      False   ___________
   905 Turnpike Street, Canton, MA 02021

14200 - ELEVATORS

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Delta Beckwith Elevator Company                  Bill Lewis            (617)824-5636   (617)427-1494      ?      False   ___________
   274 Southhampton Street, Boston, MA
   02118-2755
Eagle Elevator Company, Inc.                     Reinhardt Becker      (617)269-1122   (617)269-1132      ?      False   ___________
   22 Elkin Street, South Boston, MA 02127
Fujitec America, Inc.                            Wayne Thompso         (781)961-7190   (781)961-7197      ?      False   ___________
   43 Teed Drive, Randolph, MA 02368
Kone Inc.                                        Casey Marshall        (781)828-6355   (781)828-6499      ?      False   ___________
   One New Boston Drive, Canton, MA 02021
Otis Elevator/United Technologies                George McGee          (781)433-7741   (781)433-7760      ?      False   ___________
   61 Fourth Avenue, Needham, MA 02494
Schindler Elevator Co.                           Dave Colonies         (508)660-5454   (508)660-5440      ?      False   ___________
   4 Walpde Park South Drive, Walpole,
   MA 02081
ThyssenKrupp Elevator Co.                        Randy Waters          (617)547-9000   (617)876-3167      ?      False   ___________
   665 Concord Avenue, Cambridge, MA 02138

                                     D-2-22

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 14200 - Elevators

15300 - SPRINKLER

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A & M Fire Protection                            Perry Altemese        (508)695-7607   (508)695-7604      ?      False   ___________
   191 Colonial Road, North Attleboro,
   MA 02760
Amanti & Sons                                    Tom Amanti            (978)745-4144   (978)745-8833      ?      False   ___________
   389 Highland Avenue, Salem, MA 01970
American Plumbing & Heating Corpo                Dan Bent              (781)335-3533   (781)335-3222      ?      False   ___________
   72 Sharp Street, Building C-8, Hingham,
   MA 02043
Artec Sprinkler Corp.                            Gerard Guilmette      (978)459-2568   (978)453-4473      ?      False   ___________
   545 Broadway Street, Lowell, MA 01854
Atlantic Fire Protection                         Richard Chaisso       (781)294-8999   (781)294-8939      ?      False   ___________
   30 Verna Hall Drive, Pembroke, MA 02359
Best Automatic Sprinkler                         Jeff Fergueson        (781)380-3800   (617)770-4555      ?      False   ___________
   77 Elm Street, Braintree, MA 02184
Bristol Fire Protection, Inc.                    James P. Carty.       (508)699-4494   (508)695-8237      ?      False   ___________
   17 Cross Street, Plainville, MA 02762
Carlysle Engineering, Inc.                       Bill Newell           (617)522-6650   (617)522-9021      ?      False   ___________
   132 Brookside Avenue, Jamaica Plain,
   MA 02130
City Point Fire Protection                       John Cokinos          (781)340-9300   (781)331-4063      ?      False   ___________
   20B Mathewson Drive, East Weymouth,
   MA 02189
Classic Fire Control, Inc.                       Mike Breen            (781)682-4200   (781)682-4288      ?      False   ___________
   63 Mathewson Drive, Weymouth, MA 02189
Ebacher Company                                  Keith Palmer          (978)388-4086   (978)388-4208      ?      False   ___________
   40 Portsmith Rd., Amesbury, MA 01913
Environmental Fire Protection                    Don Carliss           (508)485-8183   (508)624-7740      ?      False   ___________
   249 Cedar Hill Street, Marlboro,
   MA 01752-3004
Fire Suppression Systems of New En               John Polucha          (508)234-2223   (508)234-7977      ?      False   ___________
   781 Main Street, Whitinsville, MA 01588
Fireguard Automatic Sprinkler                    Bob O'Dell            (781)740-4423   (781)740-1441      ?      False   ___________
   201 Whiting Street, Hingham, MA 02043
General Fire Protection                          Dominic Perella       (617)923-4717   (617)923-4709      ?      False   ___________
   70 Watertown Street, Watertown, MA 02172
H.F.P. Sprinkler of Natick                       Jim Lawrence          (413)568-4709   (413)562-7298      ?      False   ___________
   32 Char Drive, Westfield, MA 01085
Hampshire Fire Protection                        Paul Deloire          (603)432-8221   (603)434-3194      ?      False   ___________
   8 North Wentworth Avenue, Londonderry,
   NH 03053
Infinity Fire Protection                         Chris Fletcher        (508)668-1100   (508)668-1165      ?      False   ___________
   1776 Washington Street, Walpole, MA 02081
J.C. Cannistraro, LLC                            Ken Reagan            (617)926-0092   (617)926-5340      ?      False   ___________
   80 Rosedale Avenue, Watertown, MA 02472

                                     D-2-23

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 15300 - Sprinkler

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Just Fire Systems                                Maria                 (508)278-9433   (508)278-7890      ?      False   ___________
   44 Depot Street, Uxbridge, MA 01569
M.J. Daly & Sons                                 Bill Froehlich        (781)963-8070   (781)963-8709      ?      False   ___________
   89 York Avenue, Randolph, MA 02368
Methuen Fire Protection                          Mark                  (978)957-1958   (978)957-6723      ?      False   ___________
   1266 Hildreth Street, Dracut, MA 01826
Metro-Swift Sprinkler Corp.                      Rick Rennick          (978)532-2907   (978)531-2433      ?      False   ___________
   58r Pulaski Street, Peabody, MA 01960
Midland Fire Protection, Inc                     David Munroe          (401)823-7575   (401)823-7589      ?      False   ___________
   6 Grandview Street, Coventry, RI 02816
Noremac Sprinkler Corp                           Wayne Davis           (508)476-1037   (508)476-9156      ?      False   ___________
   132 Perry Street, East Douglas, MA 01516
Northeast Automatic Sprinkler                    Dave Odell            (781)740-4205   (781)740-4209      ?      False   ___________
   150 Recreation Park Drive, Hingham,
   MA 02043
Norwood Fire Protection                          John Meal             (781)828-4142   (781)344-7670      ?      False   ___________
   30 Old Page Street, Stoughton, MA 02072
Quality Automatic Sprinkler Corp.                Joel R. Leach         (781)878-4052   (781)871-0464      ?      False   ___________
   225 Concord Street, Rockland, MA 02370
Simplex Grinnel                                  Paul Ramponi          (781)828-5310   (781)828-9609      ?      False   ___________
   63 Nahatan Street, Norwood, MA 02062
Suburban Fire Protection, Inc.                   Jan K. Motyl-Szar     (508)393-7158   (508)393-7358      ?      False   ___________
   100 Otis Street, Northborough,
   MA 01532-2438
Valley Fire Protection Co.                       Don                   (978)640-9660   (978)640-9660      ?      False   ___________
   747 Chandler Street, Tewksbury, MA 01876
Walker Fire Protection                           Bill Walker           (617)268-8601   (617)268-8614      ?      False   ___________
   29 Elkins Street, Boston, MA 02127-1621
Xcel fire Protection, Inc.                       Clem Clare            (603)890-3331   (603)898-9999      ?      False   ___________
   11A Industrial Way, Unit #11, Salem,
   NH 03079

15400 - PLUMBING

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A.P. Cassidy Co., Inc.                           Al Cassidy            (781)545-6874   (781)545-6874      ?      False   ___________
   One Buttonwood Lane, Scituate, MA 02066
Amari Co., Inc.                                  Bob Annari            (603)882-4118   (603)882-4214      ?      False   ___________
   11 Caldwell Drive, Amherst, NH 03031
American Plumbing & Heating Corpo                Dan Bent              (781)335-3533   (781)335-3222      ?      False   ___________
   72 Sharp Street, Building C-8, Hingham,
   MA 02043
Bemadan, Inc.                                    Dan Caldararo         (617)325-9700   (617)325-9713      ?      False   ___________
   1208A VFW Parkway, West Roxbury, MA 02132
Cheever Bros.                                    Roy Cheever           (978)887-9478   (978)887-3535      ?      False   ___________
   41 Surrey Lane, Topsfield, MA 01983

                                     D-2-24

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 15400 - Plumbing

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Commonwealth Plumbing Corp.                      Peter Hannon          (781)982-9960   (781)982-9962      ?      False   ___________
   141 Weymouth Street, Rockland, MA 02370
Crane Mechanical Co., Inc.                       Kenny Crane           (617)541-8400   (617)541-1900      ?      False   ___________
   915 Massachusetts avenue, Boston, MA 02118
D.R. Howard, Inc.                                Bob Howard            (617)846-9591   (617)539-0550      ?      False   ___________
   38 Pleasant Park Road, Winthrop, MA 02152
Dan-Cel Company                                  Sebuh Petrosian       (617)923-1011   (617)926-5746      ?      False   ___________
   15 Crawford Street, Watertown, MA 02172
Denron Plumbing & HVAC, Inc.                     Dick Morris           (603)627-4186   (603)627-0559      ?      False   ___________
   605 Front Street, Manchester, NH 03102
Dowd Plumbing                                    Artie Dowd            (781)821-1212   (781)821-3434      ?      False   ___________
   3 Morton Street, Stoughton, MA 02072
E.H. Marchant Co., Inc.                          Michael Petrilli      (617)773-6333   (617)773-9806      ?      False   ___________
   153 Old Colony Avenue, Quincy, MA 02170
Ebacher Company                                  Keith Palmer          (978)388-4086   (978)388-4208      ?      False   ___________
   40 Portsmith Rd., Amesbury, MA 01913
F.A. Williams, Inc                               Bob Oulette           (617)489-4770   (617)489-5465      ?      False   ___________
   12 Brighton Street, Belmont, MA 02478
Grasseschi Plumbing & Heating, Inc.              James J. Grasse       (508)753-3028   (508)799-4953      ?      False   ___________
   1299 Grafton Street, Worcester, MA 01604
J.C. Cannistraro, LLC                            Ken Reagan            (617)926-0092   (617)926-5340      ?      False   ___________
   80 Rosedale Avenue, Watertown, MA 02472
J.F. Plumbing Company, Inc.                      John Fratolillo       (781)878-3859   (781)871-1086      ?      False   ___________
   333 Weymouth St, Rockland, MA 02370
J.F. Shine Mechanical, Inc.                      Dan Weider            (617)325-6300   (617)325-6314      ?      False   ___________
   2383 Centre Street, West Roxbury, MA 02132
Kennedy Mechanical                               Jack Turner           (781)933-7333   (781)933-6222      ?      False   ___________
   271 Salem Street, Woburn, MA 01801
Lundy Plumbing & Heating                         John Lundy            (781)741-5710   (781)749-6295      ?      False   ___________
   5 Pine Crest Road, Hingham, MA 02043
McGlone Plumbing, Inc.                           Ivy White             (781)843-4604   (781)843-4655      ?      False   ___________
   111 French Avenue, Braintree, MA 02184
Millis Plumbing                                  Bob Greamer           (508)668-1040   (508)668-1998      ?      False   ___________
   220 Norfolk Street, Walpole, MA 02081
Northern Peabody                                 Nicholas Masci        (603)669-3601   (603)669-2285      ?      False   ___________
   25 Depot Street, Manchester, NH 03101
O'Shaughnessy Plumbing, Inc.                     P.J. O'Shaughne       (617)436-5171   (617)436-2800      ?      False   ___________
   540 Gallivan Blvd. Dorchester, MA 02124
P.J. Dionne Co., Inc.                            Judy                  (978)657-3990   (978)657-3992      ?      False   ___________
   60 Jonspin Rd., Wilmington, MA 01887

                                     D-2-25

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 15400 Plumbing

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
P.J. Sullivan Co., Inc.                          Steve Venturelli      (781)440-0015   (781)440-0017      ?      False   ___________
   273 Lenox Street, Unit 2, Norwood, MA 02062
Puopolo & Sons                                   Steve Puopolo         (617)441-8900   (781)641-2414      ?      False   ___________
   24 Beck Road, Arlington, MA 02476
Sagamore Plumbing & Heating, Inc.                Patrick Harold        (781)331-1600   (781)331-8641      ?      False   ___________
   320 Libbey Industrial Parkway, Weymouth,
   MA 02189
Thomas G. Gallagher, Inc.                        Larry Haite           (617)661-7000   (617)547-6418      ?      False   ___________
   54 Washburn Avenue, Cambridge, MA 02140
Valante Mechanical Contractors, Inc.             Joe Valante           (617)773-7200   (617)773-8280      ?      False   ___________
   32 Furnace Avenue, Quincy, MA 02169

15500 - HVAC

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Aerodyne Mechanical Contractors                  Lori                  (617)268-3711   (508)420-9448      ?      False   ___________
   42 Mill Pond Rd, Marstons Mills, MA 02648
Alvin Hollis Co.                                 Jim Bicknell          (781)335-2100   (781)335-6134      ?      False   ___________
   One Hollis Street, South Weymouth, MA 02190
Apex Sheetmetal                                  Tony Sacco            (781)871-6227   (781)871-5280      ?      False   ___________
   56 Charles Street, North Abington, MA 02351
Bryant Sheetmetal, Inc.                          Russell W. Bryan      (781)871-6950   (781)871-6951      ?      False   ___________
   10 Bishop Lane, Rockland, MA 02370
C.P. Blouin                                      Joe Cullen            (603)474-3400   (603)474-7118      ?      False   ___________
   203 New Zealand Road, Seabrook, NH 03874
Comfort Air Systems                              Craig Beaudry         (508)879-0800   (508)875-9085      ?      False   ___________
   119 Herbert Street, Framingham, MA 01701
CommAir (Commonwealth Air Conditi                Troy Dinapoli         (617)268-6400   (617)268-4837      ?      False   ___________
   200 Old Colony Ave, South Boston, MA 02127
Commercial Air Control, Inc.                     Bob Coluci            (781)337-1650   (781)335-7191      ?      False   ___________
   19 Rantoule Street, South Weymouth,
   MA 02190
Corporate Mechanical, Inc.                       Michael Mahoney       (978)988-1981   (978)988-1980      ?      False   ___________
   200 Jefferson Road, Wilmington, MA 01887
Cotti-Johnson Corporation                        John Boutin           (781)821-1511   (781)821-1599      ?      False   ___________
   80 Cedar Street, Canton, MA 02021
Cox Engineering Company                          Tom Murray            (781)302-3300   (781)302-3444      ?      False   ___________
   35 Industrial Drive, Canton, MA 02021
D.J. Plumbing & Heating, Inc.                    David Johanson        (978)739-4646   (978)739-4455      ?      False   ___________
   250 North Street, Danvers, MA 01923
Denron Plumbing & HVAC, Inc.                     Dick Morris           (603)627-4186   (603)627-0559      ?      False   ___________
   605 Front Street, Manchester, NH 03102
Environmental Systems                            Dick LePorte          (508)226-6006   (508)222-1344      ?      False   ___________
   6 Howard Ireland Drive, Attleboro, MA 02703

                                     D-2-26

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 15500 - Hvac

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
F.A. Williams, Inc                               Bob Oulette           (617)489-4770   (617)489-5465      ?      False   ___________
   12 Brighton Street, Belmont, MA 02478
Farina Corp.                                     Gerard Farina         (617)242-0365   (617)242-7457      ?      False   ___________
   24 Spice Street, Charlestown, MA 02129
Fred Williams, Inc.                              Jerry Lyons           (781)961-1500   (781)961-1879      ?      False   ___________
   20 Scanlon Drive, Randolph, MA 02368
Gillis Sheetmetal                                Charlie Gillis        (781)767-5141   (781)767-5097      ?      False   ___________
   275 Centre Street, Holbrook, MA 02343
Grinnel Mechanical                               Mike Grinnell         (781)273-1835   (781)273-0105      ?      False   ___________
   13 Grant Street, Burlington, MA 01803
Hamel & McAlister, Inc.                          Ray Hamel             (781)272-0100   (781)272-9001      ?      False   ___________
   215 Middlesex Turnpike, Burlington, MA 01803
Harrington Bros., Inc.                           Jack Nigro            (781)341-1999   (781)341-3601      ?      False   ___________
   1043 Turnpike Street, Stoughton, MA 02072
Hermes Engineering, Inc.                         Samuel Horowitz       (508)270-8842   (508)270-9146      ?      False   ___________
   60 Tripp Street, Framingham, MA 01702-8751
J. C. Higgins                                    Roger Griffiths       (781)341-1500   (781)344-9283      ?      False   ___________
   70 Hawes Way, Stoughton, MA 02072
J.C. Cannistraro, LLC                            Ken Reagan            (617)926-0092   (617)926-5340      ?      False   ___________
   80 Rosedale Avenue, Watertown, MA 02472
J.F. Shine Mechanical, Inc.                      Dan Weider            (617)325-6300   (617)325-6314      ?      False   ___________
   2383 Centre Street, West Roxbury, MA 02132
Karpouzis & Sons Comm Reg., Inc.                 Dan Gay               (508)872-2500   (508)872-4118      ?      False   ___________
   875 Waverly Street, Framingham, MA 01701
Lake HVAC                                        Buddy Davis           (781)438-8814   (781)438-9504      ?      False   ___________
   41 Pleasant Street, Stoneham, MA 01280
Larkin Hathaway Inc.                             Tim Hathaway          (508)697-8387   (508)697-8389      ?      False   ___________
   90 First Street, Bridgewater, MA 02324
Limbach Co., LLC                                 Rick Dorci            (781)935-6700   (781)935-6084      ?      False   ___________
   180 New Boston Street, Woburn, MA 01801
Lohrman HVAC, Inc.                               Dante DeFuria, J      (781)935-0187   (781)935-0163      ?      False   ___________
   3 Bred Avenue, Woburn, MA 01801
McCusker Gill, Inc.                              Harry Jones           (781)740-5800   (781)740-5821      ?      False   ___________
   75 Industrial Park Road, Hingham, MA 02043
Mechanical Advantage Corp.                       Emie McCormick        (508)747-6300   (508)747-8108      ?      False   ___________
   323 Court Street, Plymouth, MA 02360
Mechanical Constructors, Inc.                    Bud Ahern             (781)297-0095   (781)297-0033      ?      False   ___________
   421 Page Street, Stoughton, MA 02072
Northern Peabody                                 Nicholas Masci        (603)669-3601   (603)669-2285      ?      False   ___________
   25 Depot Street, Manchester, NH 03101

                                     D-2-27

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 15500 - Hvac

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Phoenix Mechanical Contracting, Inc.             Peter Sinnott         (508)650-1780   (508)650-4742      ?      False   ___________
   197 West Central Street, Natick, MA 01760
Pinnacle HVAC                                    Mario DiMartino       (781)335-6446   (781)335-8788      ?      False   ___________
   392 Libbey Industrial Parkway, Weymouth,
   MA 02189
Poirier & Springer, Inc.                         Richard Poirier       (978)663-7600   (978)663-0467      ?      False   ___________
   17 E Sterling Road, Billerica, MA 01862
Preferred Mechanical                             John Meade            (781)293-1200   (781)293-1207      ?      False   ___________
   223 Center Street, Pembroke, MA 02359
Quality Air Metals                               Tom Gunning           (781)986-9967   (781)986-9976      ?      False   ___________
   2836 Centre Street, Holbrook, MA 02343
Sagamore Plumbing & Heating, Inc.                Patrick Harold        (781)331-1600   (781)331-8641      ?      False   ___________
   320 Libbey Industrial Parkway, Weymouth,
   MA 02189
Spec Engineering                                 Mike Zawada           (978)371-2518   (978)287-0704      ?      False   ___________
   336 Barker Avenue, West Concord, MA 01742
Thomas G. Gallagher, Inc.                        Larry Haite           (617)661-7000   (617)547-6418      ?      False   ___________
   54 Washburn Avenue, Cambridge, MA 02140
United H.V A.C. Co., Inc.                        Fred O'Connor         (781)871-1060   (781)871-1086      ?      False   ___________
   333 Weymouth Street, Rockland, MA 02370
Walsh Sheet Metal Works                          Paul Lebel Jr         (781)871-7496   (781)871-8596      ?      False   ___________
   380 North Avenue, Abington, MA 02351
West Mechanical, Inc.                            Peter Fallen          (781)461-9520   (781)461-9522      ?      False   ___________
   783 High Street, Westwood, MA 02090

16050 - ELECTRICAL

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
A. Murphy Inc.                                   Bob Royle             (781)826-0222   (781)826-2941      ?      False   ___________
   35 Hanover Street, Hanover, MA 02339
Aldon Electric                                   Allen Mullaney        (617)337-5152   (781)337-5152      ?      False   ___________
   38 Greenwood Avenue, Weymouth, MA 02189
Atlantic Power & Light Co., Inc.                 Ryan Toland x22       (617)438-2758   (617)436-0555      ?      False   ___________
   17 Dickens St. Dorchester, MA 02122
Averill Electric Co., Inc.                       Frank Averill         (781)963-3698   (781)961-6575      ?      False   ___________
   17 Technical Park Drive, Holbrook, MA 02343
Bennett Electrical, Inc.                         Michael McKinno       (617)471-8000   (617)770-0131      ?      False   ___________
   One Bennet Lane, Quincy, MA 02169
Broadway Electric                                Rick McCormick        (617)288-7900   (617)822-8881      ?      False   ___________
   295 Freeport Street, Boston, MA 02122
Collins Electric                                 Larry Eagan           (413)592-9221   (413)592-4157      ?      False   ___________
   P.O. Box 3311, Springfield, MA 01120
Consolidated Electrical Service                  Steve Weiss           (781)769-7110   (781)769-1970      ?      False   ___________
   661 Pleasant Street, Norwood, MA 02062

                                     D-2-28

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 16050 - Electrical

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Croce Electric Co., Inc.                         Tom Paolo                             (401)737-2750      ?      False   ___________
   421 Lincolon Avenue, Warwick, RI 02888
Croce Electric Company, Inc.                     Dave Doyle            (617)394-0900   (617)394-0993      ?      False   ___________
   2 Betty Street, Everett, MA 02149
D & D Electric, Inc.                             Estimating            (401)737-5362   (401)738-2611      ?      False   ___________
   1706 Warwick Ave, Warwick, RI 02889
D&D Electrical Contractors                       Paul Nemeskal         (781)932-0707   (781)932-6290      ?      False   ___________
   247 Salem Street, Woburn, MA 01801
Dignis Electric, Inc.                            Michael O'Brien       (978)749-9648   (978)749-9534      ?      False   ___________
   18 Samos Lane, Andover, MA 01801
Donovan Electrical Construction Co.,             Allan Mclaughlan      (781)826-0095   (781)826-0494      ?      False   ___________
   575 Washington Street, Pembroke, MA 02359
Drew Electric Co., Inc.                          Brian Drew            (617)689-0660   (617)689-0630      ?      False   ___________
   18 Copeland Street, Quincy, MA 02169
E.S. Boulos Co.                                  Ron Yankum            (207)464-3706   (207)464-1833      ?      False   ___________
   45 Bradley Drive, Westbrook, ME 04092
East Coast Electrical Contractors                Bob Walker            (978)692-3232   (978)692-4424      ?      False   ___________
   4 Park Drive, Westford, MA 01886
Electrical Dynamics, Inc                         John Sullivan         (978)664-1050   (978)664-5024      ?      False   ___________
   72 B Concord Street, North Reading,
   MA 01864
Gaston Electrical Co., Inc.                      Mark Johnson          (781)821-3939   (781)821-9401      ?      False   ___________
   960 Turnpike Street, Canton, MA 02021
Hawes Electric Construction, Inc.                Scott Sullivan        (617)924-3954   (617)924-3027      ?      False   ___________
   One Merchants Row, Watertown, MA 02472
Herbert A. Holder Co., Inc.                      Paul Bain             (781)340-7229   (781)340-7346      ?      False   ___________
   106 Finnel Drive, Weymouth. MA 02188
Infowires Contracting LLC                        Finley Mullally       (781)982-1984   (781)982-1986      ?      False   ___________
   333 Weymouth Street, Rockland, MA 02370
Interstate Electric Services Corp.               Rich Driscoll         (978)667-5200   (978)947-8259      ?      False   ___________
   North Wood Executive Park, North Billerica,
   MA 01862
J&M Brown Company, Inc.                          Al Moore              (617)522-6800   (617)522-6422      ?      False   ___________
   267 Amory Street, Jamaica Plain, MA 02130
J. Corliss Electric, Inc.                        John Corliss          (617)423-3939   (617)423-7417      ?      False   ___________
   374 Congress Street, Boston, MA 02210
James J. O'Rourke Electric                       Tom Rezendes          (401)785-9850   (401)785-2450      ?      False   ___________
   21 Pine Street, Warwick, RI 02888
John A. Penney Co., Inc.                         Bob Campbell          (617)547-7744   (617)547-4332      ?      False   ___________
   270 Sidney Street, Cambridge, MA 02139
Joseph A. Guzovsky Electrical Co. In             Joe Guzovsky          (781)821-6518   (781)821-6519      ?      False   ___________
   45 Linden Glen, Canton, MA 02021

                                     D-2-29

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 16050 - Electrical

Company Name                                           Contact            Business          Fax        Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
Joy Electrical Co., Inc.                         Gerald Joy            (617)471-9000   (617)328-0434      ?      False   ___________
   248 Copeland Street, Quincy, MA 02269
K&H Electrical Systems, Inc.                     Steve Keady           (781)380-7570   (781)380-7572      ?      False   ___________
   710 West Street, Braintree, MA 02184
L.J. Mishel Electrical Contractor, Inc.          Lenny Mishel          (978)356-4056   (978)356-7324      ?      False   ___________
   4 Post Road Lane, Ipswich, MA 1938
La Lama Electrical Contractors                   David La Lama         (617)376-2335   (617)376-0950      ?      False   ___________
   532 Adams Street, Suite 192, Milton,
   MA 02186
Landerholm Electric Co., Inc.                    Peter W.Landerh       (508)580-4645   (508)580-2544      ?      False   ___________
   19 Riverside Avenue, Brockton, MA 02301
Lighthouse Electrical Contracting                Herbert Atkins        (781)293-7948   (781)293-8492      ?      False   ___________
   34 Fairway Lane, Pembroke, MA 02359
Maiuri Electrical Corporation                    Paul Maiuri           (978)777-7786   (978)777-6960      ?      False   ___________
   100 Ferncroft Road, Danvers, MA 01923
Mass Electric Construction Co                    Bill Madden           (617)254-1015   (617)254-0706      ?      False   ___________
   180 Guest Street, Brighton, MA 02135
McDonald Electrical Corporation                  Mike McDonald         (781)871-0808   (781)871-0818      ?      False   ___________
   62 Reservoir Park Drive, Rockland,
   MA 02370
MGM Electrical Company, Inc                      Bob McKenna           (617)269-2242   (617)269-3840      ?      False   ___________
   125 B Street, South Boston, MA 02127
Nardone Electric Corp                            Jay Nardone           (781)391-2727   (781)395-7530      ?      False   ___________
   100 Winchester Street, Medford, MA 02155
O'Mahony & Sons Electrical                       Bob Narbonne          (978)683-1164   (978)686-9261      ?      False   ___________
   1049 Turnpike Street, North Andover,
   MA 01845
Ostrow Electric Company                          Jonathan Ostrow       (508)754-2641   (508)757-1645      ?      False   ___________
   9 Mason Street, Worcester, MA 01609
Precision Electrical Co.                         Don Spence            (781)646-9250   (781)646-8107      ?      False   ___________
   1165R Massachusetts Avenue, Arlington,
   MA 02476
R.F. Audet Electric                              Ken Freeborn          (401)884-3310   (401)886-4246      ?      False   ___________
   2883 South County Trail, East Greenwich,
   RI 02818
Relco Companies                                  Tom Aborn             (508)230-8001   (508)230-8885      ?      False   ___________
   14 Norfolk Avenue, Easton, MA 02375
Rivers Electric                                  Ron Brodeur           (781)767-2996   (781)767-2132      ?      False   ___________
   275 Centre Street, Holbrook, MA 02343
Rotman Electrical Co., Inc                       Michael Rotman        (781)767-5560   (781)767-5573      ?      False   ___________
   275 Centre Street, Holbrook, MA 02343
State Electrical                                 Allan Jones           (781)933-5255   (781)933-6205      ?      False   ___________
   24 Torrice Drive, Woburn, MA 01801-6220
Stillian Electric                                Mike DeMeo            (978)352-9994   (978)352-9998      ?      False   ___________
   108 Tenney Street, Georgetown,
   MA 01833-1823

                                     D-2-30

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 16050 - Electrical

Company Name                                           Contact            Business           Fax       Bidding   Plans      Notes
------------                                     -------------------   -------------   --------------  -------   -----   -----------
Suffolk Electric                                 Bob Letendre          (617)524-0509   (617)524-9808      ?      False   ___________
   4 Boylston Street, Boston, MA 02130
Sullivan & McLaughlin Electrical Cont            Steve Hopkins         (617)474-0500   (617)474-0505      ?      False   ___________
   74 Lawley Street, Dorchester, MA 02122-3608
T&T Electrical Contractors, Inc.                 Tom Tuton             (617)381-0500   (617)381-0855      ?      False   ___________
   531 Second Street, Everett, MA 02149
U S Electric & Telcom                            Pat Naughton          (508)881-2288   (508)881-6791      ?      False   ___________
   290 Eliot Street, Ashland, MA 01721
Whelan & Denehy, Inc.                            Dan Denehy            (781)828-3881   (781)821-2903      ?      False   ___________
   64 Oak Road, Canton, MA 02021
Wingate Electric                                 Tony Corsino          (617)484-3439   (617)484-0615      ?      False   ___________
   283-A Belmont Street, Belmont, MA 02478

16742 - TELEPHONE

Company Name                                           Contact            Business           Fax       Bidding   Plans      Notes
------------                                     -------------------   -------------   --------------  -------   -----   -----------
City Lights Electrical, Inc.                     Rich Boyden           (617)822-3300   (617)474-9835       ?     False   ___________
   5 Woodworth Street, Boston, MA 02122
Infowires Contracting LLC                        Finley Mullally       (781)982-1984   (781)982-1986       ?     False   ___________
   333 Weymouth Street, Rockland, MA 02370
PhysicaLayers, Inc.                              Bill Clark            (781)662-1997   (781)662-6870       ?     False   ___________
   Tremont Street, Melrose, MA 02176
Relco Companies                                  Tom Aborn             (508)230-8001   (508)230-8885       ?     False   ___________
   14 Norfolk Avenue, Easton, MA 02375
Spectrum Integrated Technologies                 Randy Silva           (617)522-8800   (617)522-8150       ?     False   ___________
   267 Amory Street, Jamaica Plain, MA 02130

16744 - DATA/LAN SYSTEMS

Company Name                                           Contact            Business           Fax       Bidding   Plans      Notes
------------                                     -------------------   -------------   --------------  -------   -----   -----------
ALLCOM, Inc.                                     Bill Sands            (800)442-1600   (508)626-8899      ?      False   ___________
   139 Newbury Street, Framingham, MA 01701
Barry Electric & Communications                  Mark Gregoire         (508)926-7135   (508)853-7124      ?      False   ___________
   146 West Boylston Drive, Worcester,
   MA 01605
Global Network Technologies                      Dave Barry            (781)255-7117   (781)278-9779      ?      False   ___________
   20 Everett Street, Norwood, MA 02062
Lan-Tel Communications, Inc.                     Bill Sands            (781)551-8599   (781)551-8667      ?      False   ___________
   170 Kerry Place, Norwood, MA 02062
Mahon Communications                             William Harron        (888)266-3550   (781)356-6886      ?      False   ___________
   163 Bay State Drive, Braintree, MA 02184
MAS Communications, Inc.                         Karen McDonoug        (781)938-3911   (781)938-3902      ?      False   ___________
   21 Cummings Park #280, Woburn, MA 01801
Sullivan & McLaughlin Electrical Cont            Steve Hopkins         (617)474-0500   (617)474-0505      ?      False   ___________
   74 Lawley Street, Dorchester, MA 02122-3608

                                     D-2-31

Bid Call Report - By Trade
Corporate Interiors Group Subcontrator List - 16744 - Data/Lan Systems

Company Name                                           Contact            Business           Fax       Bidding   Plans      Notes
------------                                     -------------------   -------------   -------------   -------   -----   -----------
U S Electric & Telcom                            Pat Naughton          (508)881-2288   (508)881-6791      ?      False   ___________
   290 Eliot Street, Ashland, MA 01721

                                     D-2-32

                                   EXHIBIT E

                        CONFIRMATION OF COMMENCEMENT DATE

                              ______________, 2005

__________________________

__________________________

__________________________

__________________________

     Re: Lease Agreement (the "LEASE") dated August ___, 2005, between W9/TIB
         III REALTY, L.L.C., a Delaware limited liability company ("LANDLORD"), and AIRVANA, INC., a Delaware corporation ("TENANT"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

     Landlord and Tenant agree as follows:

     1. CONDITION OF PREMISES. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects, except for the punchlist items described on Exhibit A hereto (the "PUNCHLIST ITEMS"), and except for such Punchlist Items, and Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2. COMMENCEMENT DATE. The Commencement Date of the Lease is __________,
2005.

     3. EXPIRATION DATE. The Term is scheduled to expire on April 30, 2012.

     4. CONTACT PERSON. Tenant's contact person in the Premises is:

                                        ----------------------------------------
                                        19 Alpha Road
                                        Chelmsford, Massachusetts 01824
                                        Attention: ____________________
                                        Telephone: ____- ___-_____
                                        Telecopy:  ____- ___-_____

     5. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

     6. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

     Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

                                        Sincerely,

                                        GRUBB & ELLIS MANAGEMENT SERVICES, INC., on behalf of Landlord


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Agreed and accepted:

AIRVANA, INC., a Delaware corporation


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   EXHIBIT F

                       FORM OF TENANT ESTOPPEL CERTIFICATE

     The undersigned is the Tenant under the Lease (defined below) between W9/TIB III REALTY, L.L.C., a Delaware limited liability company, as Landlord, and the undersigned as Tenant, for the Premises in the building located at 19 Alpha Road, Chelmsford, Massachusetts, and hereby certifies as follows:

     1. The Lease consists of the original Lease Agreement dated as of August __, 2005 between Tenant and Landlord and the following amendments or modifications thereto (if none, please state "none"): __________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________________

The documents listed above are herein collectively referred to as the "LEASE" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3. The Term commenced on _______ __, 2005 and the Term expires, excluding any renewal options, on ________ __, 2011, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"): ________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________________

     5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ______________. The current monthly installment of Basic Rent is $____________.

     6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     8. No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of ______________, 200__.

TENANT:                                 AIRVANA, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT G

                                 RENEWAL OPTION

     Provided no Event of Default exists and Tenant is occupying at least fifty percent (50%) of the Premises at the time of such election, Tenant may renew this Lease for one additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not earlier than fifteen (15) months nor later than twelve (12) months before the expiration of the Term. The Basic Rent payable for each month during such extended Term shall be ninety-five percent (95%) of the prevailing rental rate, at the commencement of such extended Term, for renewals of space in a single story flex-building in the Chelmsford, Massachusetts area of equivalent quality, size and utility, with the length of the extended Term to be taken into account (the "PREVAILING RENTAL RATE"). In no event shall Basic Rent payable during the extended Term be less than that being paid by Tenant during the last year of the Initial Term. Within thirty (30) days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     (a) Basic Rent shall be adjusted to ninety-five percent (95%) of the Prevailing Rental Rate;

     (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

     (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; provided, if any such allowances or other tenant inducements for renewals of comparable buildings in the I-495 Chelmsford marketplace are provided taking into account brokerage commissions that would be incurred, and such allowances have been taken into account in determining the Prevailing Rental Rate, then Landlord shall provide such allowances to Tenant.

     If Tenant rejects Landlord's determination of the Prevailing Rental Rate, and timely notifies Landlord thereof, Tenant may, in its notice to Landlord, (a) terminate the effectiveness of Tenant's initial notice of its exercise of its option to renew such that Tenant shall be deemed to have elected not to renew, or (b) require that the determination of the Prevailing Rental Rate be made by brokers (and if Tenant makes such election, Tenant shall be deemed to have irrevocably renewed the Term, subject only to the determination of the Prevailing Rental Rate as provided below). In such event, within ten (10) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (10) years experience in leasing property and buildings in the city or submarket in which the Premises are located. The two (2) brokers shall give their opinion of prevailing rental rates within twenty (20) days after their retention. In no event, however, shall the Basic Rent in the renewal term be less than the current Basic Rent rate per rentable square foot in effect hereunder. In the event the opinions of the two (2) brokers differ and, after good faith efforts over the succeeding 20-day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five
(5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. Following the determination of the Prevailing Rental Rate by the brokers, the parties shall equally share the costs of any third broker. The parties shall immediately execute an amendment as set forth above. If Tenant fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

     Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant sublets more than fifty percent (50%) of the Premises, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                   EXHIBIT H

                                LETTER OF CREDIT

                         STANDBY LETTER OF CREDIT DRAFT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF ____

DATE: ______, 2004

BENEFICIARY:
W9/TIB 111 REALTY, L.L.C.
C/O ARCHON GROUP, L.P.
600 LAS COLINAS BOULEVARD, SUITE 400
IRVING, TEXAS 75039
AS "LANDLORD"

APPLICANT:
AIRVANA, INC.
25 INDUSTRIAL AVE.
CHELMSFORD, MA 01824
AS "TENANT"

AMOUNT: US$142,245.00 (ONE HUNDRED FORTY TWO THOUSAND TWO HUNDRED FORTY FIVE AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: ____________, 2005

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF ____ IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.   THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE, FOLLOWED BY HIS/HER DESIGNATED TITLE, STATING THE
     FOLLOWING:

(A) "LANDLORD IS ENTITLED TO DRAW ON THIS LETTER OF CREDIT UNDER THE TERMS OF THE LEASE AGREEMENT, DATED AS OF AUGUST __, 2004, BETWEEN LANDLORD AND TENANT."

                                       OR

(B) "WE HEREBY CERTIFY THAT WE HAVE RECEIVED NOTICE FROM SILICON VALLEY BANK THAT LETTER OF CREDIT NO. SVBSF ___ WILL NOT BE EXTENDED, AND THAT WE HAVE NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM APPLICANT SATISFACTORY TO US AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT."

THE OBLIGATIONS OF THE BANK SHALL NOT BE SUBJECT TO ANY CLAIM OR DEFENSE BY REASON OF THE INVALIDITY, ILLEGALITY, OR INABILITY TO ENFORCE ANY OF THE AGREEMENTS SET FORTH IN THE LEASE. THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

                                  PAGE 1 OF 3


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)

DATE:
      -------------------

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF ____

DATED ________, 2004

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THE BANK SHALL BE ENTITLED (AND REQUIRED) TO RELY UPON THE STATEMENTS CONTAINED IN THE ABOVE-DESCRIBED LETTER OR CERTIFICATE AND WILL HAVE NO OBLIGATION TO VERIFY THE TRUTH OF ANY STATEMENTS SET FORTH THEREIN.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS OF BENEFICIARY, ATTEN: GENERAL COUNSEL-19 ALPHA ROAD, CHELMSFORD, MASSACHUSETTS (OR AT SUCH OTHER ADDRESS AS YOU MAY SPECIFY BY WRITTEN NOTICE TO US) WITH A COPY TO GRUBB &. ELLIS MANAGEMENT SERVICES, INC., 267 BOSTON ROAD, SUITE 6, BILLERCA, MA 01862 ATTN: PROPERTY MANAGER, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND _________________.

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE, UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENT(S). THE PAYMENT OF OUR TRANSFER FEE 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00) IS FOR APPLICANT'S ACCOUNT. THE BANK SHALL LOOK SOLELY TO TENANT FOR PAYMENT OF ANY FEE FOR SUCH TRANSFER. SUCH PAYMENT IS NOT A CONDITION TO TRANSFER.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-6349),
ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

                                  PAGE 2 OF 3


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)
DATE:
      -------------------

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF _______

DATED ________________, 2004

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98 INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO.590.


-------------------------------------   ----------------------------------------
AUTHORIZED SIGNATURE                    AUTHORIZED SIGNATURE

                                  PAGE 3 OF 3


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)

DATE:
      -------------------

                                   EXHIBIT "A"

DATE: __________

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                   RE: STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                   NO. __________ ISSUED BY
    ATTN: INTERNATIONAL DIVISION.           SILICON VALLEY BANK, SANTA CLARA
          STANDBY LETTERS OF CREDIT         L/C AMOUNT: __________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,


-------------------------------------
(BENEFICIARY'S NAME)


-------------------------------------
SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED

-------------------------------------
(NAME OF BANK)


-------------------------------------
AUTHORIZED SIGNATURE

** By affixing his/her signature, he or she is certifying that the Bank on whose behalf he or she is signing is regulated either by the FED, the OCC, or the FDIC, and that the Bank has implemented AML (Anti-Money Laundering) procedures in accordance with the Bank Secrecy Act, and that the Transferor named above has been approved under his/her Bank's own CIP (Customer Information Program). VERIFICATION OF TRANSFEROR'S SIGNATURE(S) BY A NOTARY PUBLIC IS UNACCEPTABLE.


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)
DATE:
      -------------------------------

                                  EXHIBIT "B"


DATED: ________________                                 REF. NO. ______________.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF _______________________________________ US$_________________

USDOLLERS ______________________________________________________________________

________________________________________________________________________________

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. __________________ DATED ______________

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                   ----------------------------------------
    SANTA CLARA, CA 95054               (BENEFICIARY'S NAME)


                                        ----------------------------------------
                                        AUTHORIZED SIGNATURE

                         GUIDELINES TO PREPARE THE DRAFT

1.   DATE: ISSUANCE DATE OF DRAFT.

2.   REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.   US$: AMOUNT OF DRAWING IN FIGURES.

5.   USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.   DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.   BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.   AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICE DA LUZ: 408-654-7120
EFRAIN TUVILLA: 408-654-6349


L/C DRAFT LANGUAGE APPROVED FOR ISSUANCE BY:
                                             -----------------------------------
                                             (Authorized Signature)
DATE:
      -------------------------------

                                   EXHIBIT I

                                 NOTICE OF LEASE

     Notice is hereby given pursuant to the Massachusetts General Laws, Chapter 183, Section 4, of a lease containing, inter alia, the following terms and conditions:

LANDLORD:                 W9/TIB III Realty, L.L.C., a Delaware limited
                          liability company, having an address of c/o Archon
                          Group, L.P., 600 East Las Colinas Boulevard, Suite
                          400, Irving, TX 75039

TENANT Airvana, Inc., a Delaware corporation, having an original address of 25 Industrial Avenue, Chelmsford,
                          MA 01824.

LEASE DATE:               August __, 2005.

DESCRIPTION OF PREMISES   Approximately 22,622 rentable square feet in the
                          building located at 21 Alpha Road, Chelmsford,
                          Massachusetts (the "Premises"), which building is
                          located on land described on Exhibit A.

COMMENCEMENT DATE:        The earlier of (a) the date on which Tenant occupies
                          any portion of the Premises and begins conducting
                          business therein, or (b) November 20, 2005.

TERM OF THE LEASE:        Approximately seventy-seven (77) months from the
                          Commencement Date through April 30, 2012, together
                          with any extension thereof exercised in accordance
                          with the provisions of the Lease.

RIGHT TO EXTEND:          Subject to the provisions of Exhibit G of the Lease,
                          one (1) five-year period.

     Nothing in this Notice of Lease shall modify or amend the Lease; and in the event of any inconsistency between the terms of the Lease and the terms of this Notice of Lease, the terms of the Lease will govern.

     For title reference, see deed dated December 18, 1997 and recorded with Middlesex County (Northern District) Registry of Deeds in Book 8979, Page 53.

                 [No further text--see next page for signatures]

     EXECUTED as an instrument under seal by the duly authorized representatives of the parties hereto this _____ day of ________, 2005.

LANDLORD:                               W9/TIB III REALTY, L.L.C.,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


TENANT:                                 AIRVANA, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      [See next page for acknowledgements]

                          COMMONWEALTH OF MASSACHUSETTS

____________, ss                                                __________, 2005

     Before me, the undersigned notary public, personally appeared ___________, in his/her capacity as ______________ of W9/TIB III Realty, L.L.C., whose name is signed on the preceding document, and such person acknowledged to me that he/she signed such document voluntarily for its stated purpose. The identity of such person was proved to me through satisfactory evidence of identification, which was [_] photographic identification with signature issued by a federal or state governmental agency, [_] oath or affirmation of a credible witness, or [_] personal knowledge of the undersigned.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                               -----------------

                          COMMONWEALTH OF MASSACHUSETTS

____________, ss                                                __________, 2005

     Before me, the undersigned notary public, personally appeared ______________, in his/her capacity as ____________________ of Airvana, Inc., whose name is signed on the preceding document, and such person acknowledged to me that she signed such document voluntarily for its stated purpose. The identity of such person was proved to me through satisfactory evidence of identification, which was [_] photographic identification with signature issued by a federal or state governmental agency, [_] oath or affirmation of a credible witness, or [_] personal knowledge of the undersigned.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                               -----------------

                          EXHIBIT A TO NOTICE OF LEASE

               LEGAL DESCRIPTION OF 21 ALPHA ROAD, CHELMSFORD, MA

A certain parcel of land with the buildings and improvements thereon located in Chelmsford, Middlesex County, Massachusetts, shown as Lot 501 containing 5.5039 acres on a plan entitled "Subdivision Plan of Land in Chelmsford, Massachusetts, drawn for Alpha Development Corp.," dated December 1980, Scale 1' x 40', by Merrimack Engineering Services, Inc., 68 Main Street, Suite 13, Andover, Mass., recorded with the Middlesex County North District Registry of Deeds in Book of Plans 133 as Plan 4, and being more particularly bounded and described on said Plan as follows:

Beginning at a point on the Northerly side of Alpha Road, at the Southeast corner thereof and Southwest corner of Lot 500 as shown on said plan, thence

N 28 degrees 14' 39" W   390.74' along lot 500 to a point, thence

N 61 degrees 45' 21" E   359.80' along lot 500 to a point, thence

N 28 degrees 14' 39" W   171.82' along lot 500 to a point, thence

S 48 degrees 35' 11" W   866.84' along lands of the Turnpike Land Company, and owners unknown to a point at land now or formerly of Peter and
                         Veronica McHugh, thence

S 19 degrees 11' 03" E   162.46' along said McHugh land to lands now or formerly of
                         John F. McCarthy and Donna M. Tereshkro to a point, thence

S 30 degrees 32' 51" E   160.50' along lands of said McCarthy and Tereshkro to a
                         point at lot 503 as shown on said plan, thence

S 26 degrees 58' 53" E   40.00' along lot 503 to a point, thence

N 63 degrees 01' 07" E   333.56' along lot 503 and lot 502 as shown on said plan to a point at Alpha Road, thence along Alpha Road on a curve to the left

Radius = 62.50'          Length = 206.52' to a point, thence still along Alpha Road

Radius = 30.00'          Length = 38.60' to a point, thence still along Alpha Road

Radius = 460.00'         Length = 14.00' to a point at lot 500, being the point of
                         beginning.

Together with the easements, rights, benefits and appurtenances described in the following (all recording references refer to the Middlesex County North District Registry of Deeds):

(a) Dedication of Easements dated October 6, 1981 and recorded in Book 2518 at Page 137, as amended by that certain Grant of Easements and Amendment to Dedication dated February 5, 2004 and recorded with said Deeds in Book 18840, Page 119; (b) Supplementary Dedication of Easements dated March 23, 1982 and recorded in Book 2529 at Page 84; and (c) Easement from Alpha Development Corporation to Massachusetts Electric Company and New England Telephone and Telegraph Company dated March 18, 1981 and recorded in Book 2477 at Page 526.

NOTE: As used herein the term "recorded" shall mean "recorded with the Middlesex Northern District Registry of Deeds".

                                   EXHIBIT J

                         2005 ESTIMATED OPERATING COSTS

Management Fee        17 cents
On-Site Gen Admin.    01 cents
Utilities             15 cents
Payroll               20 cents (prorata share of pm and engineer)
Building Services     02 cents
Security              08 cents
Grounds Maintenance   82 cents
R&M                   31 cents
Taxes                 89 cents - purely an estimate
Insurance             19 cents
TOTAL                 $2.84 PSF

                                   EXHIBIT K

                   LIST OF WINDOWS TO BE REPLACED BY LANDLORD

             (PLAN FOR LIST OF WINDOWS TO BE REPLACED BY LANDLORD)

                                    EXHIBIT L

           LIST OF ITEMS USED BY TENANT CONTAINING HAZARDOUS MATERIALS

NAME OF VENDOR   MSDS NUMBER                     PRODUCT
--------------   -----------   ------------------------------------------
Perma Inc.       27            STAT-Coat, lab floor anti-static wax
Alpha Metals     555B          Solder paste
Alpha Metals     774           Wire Solder
Kester Solder    951           Soldering flux
Kester Solder    SP-44         Soldering paste flux
Chemtronics      1002          Isopropyl alcohol
Chemtronics      0609          Freez-it Antistat
Chemtronics      0307          Flux-off
Chemtronics      0602          Freez-it
Chemtronics      3104          Flux-off
Chemtronics      1003          Isopropyl alcohol
MicroCare        n/a           MicroFreeze Circuit Cooler, MicroBlast Dry
                               Circuit Cleaner
Loctite Corp.    24231         Removable Threadlocker
Loctite Corp.    20352         Accelerator Tak Pak
Loctite Corp.    18490         Accelerator Tak Pak
Loctite Corp.    12292         Adhesive

                                   EXHIBIT M

                             RESTRICTED PARKING AREA

                  21 ALPHA - AIRVANA - TOWER & VEHICLE STORAGE

                                  (FLOOR PLAN)


                                       M-1